Exhibit 10.1
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered in to as of July 10, 2020 (the “Amendment Date”) among COLUMBIA SPORTSWEAR COMPANY, a Oregon corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in its role as Administrative Agent for the Lenders, the “Administrative Agent”) and as a Lender, and BANK OF AMERICA, N.A., as a Lender (each, a “Lender” and collectively, the “Lenders”).
RECITALS
The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 15, 2020 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) and desire to amend the Credit Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement,
NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrower, Administrative Agent and Lenders hereby agree as follows:
1.Amendments to Credit Agreement.
(a)Effective as of the Amendment Date, the portion of the Credit Agreement from the cover page through and including Section 11.24 thereof is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto. The parties hereto agree that the effect of the amendments set forth in Exhibit A will have the result that the portion of the Credit Agreement from the cover page through and including Section 11.24 thereof, as so amended, will read as set forth in Exhibit B attached hereto.
(b)New Schedule 1.1. Schedule 1.1 attached hereto is hereby added to the Credit Agreement as Schedule 1.1 thereto.
(c)New Exhibit K. Exhibit K attached hereto is hereby added to the Credit Agreement as Exhibit K thereto.
2.Conditions Precedent. This Amendment shall only be effective upon the satisfaction of each of the following conditions in a manner reasonably satisfactory to the Administrative Agent:
(a)the Administrative Agent shall have received counterparts of this Agreement, duly authorized, executed and delivered by Borrower, Guarantor and the Lenders;
(b)the Administrative Agent shall have received counterparts of the Amended and Restated Collateral Agreement, duly authorized, executed and delivered by the Borrower, the Guarantor and the Administrative Agent;
(c)the Administrative Agent shall have received counterparts of Pledge Agreements duly executed by each of the Borrower and the Guarantor, respectively;
(d)the Administrative Agent shall have received all other documents, instruments and information which Administrative Agent may request; and
Columbia – First Amendment to Second Amended and Restated Credit Agreement

(e)the Administrative Agent shall have received a fully-earned and non-refundable amendment fee, for the ratable benefit of the Lenders in the amount of $393,750.
3.Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Lenders as follows, which representations and warranties are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations and warranties in the other Loan Documents, being a condition of the effectiveness of this Amendment:
(a)This Amendment and all other agreements, documents and instruments executed or delivered by Borrower in connection herewith (together with this Amendment, the “Amendment Documents”) has been duly executed and delivered by such Person, and is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)The execution, delivery and performance by Borrower of this Amendment and each other Amendment Document to which it is a party has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) contravene the terms of any of Borrower’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (A) any material contract or material indebtedness to which Borrower is a party or affecting Borrower or the properties of Borrower or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Borrower or its property is subject; (iii) result in or require the creation of any Lien upon any asset of Borrower; or (iv) violate any Law.
(c)The representations and warranties of contained in Article IV of the Credit Amendment or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, it shall be true and correct as of such earlier date.
(d)No Default or Event of Default shall exist or have occurred and be continuing as of the date of this Amendment and immediately after giving effect thereto.
4.Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower, Administrative Agent and the Lenders, and their respective successors and assigns.
5.Further Assurances. Borrower shall execute and deliver to Administrative Agent all agreements, documents and instruments that Administrative Agent may reasonably request, in form and substance reasonably satisfactory to Administrative Agent, to fully consummate all of the transactions contemplated under this Amendment and the other Amendment Documents.
6.Governing Law. The validity, interpretation and enforcement of this Amendment and the other Amendment Documents and any dispute arising out of the relationship between the parties hereto or thereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Oregon, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Oregon.
7. Jury Trial Waiver. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW,
Columbia – First Amendment to Second Amended and Restated Credit Agreement

HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE CREDIT AGREEMENT AND/OR ANY OTHER OF THE LOAN DOCUMENTS. A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.
8.Binding Effect. This Amendment and the other Amendment Documents shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
9.Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
10.Entire Amendment. This Amendment and the other Amendment Documents represent the entire agreement and understanding concerning the subject matter hereof and thereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof and thereof and thereof, whether oral or written.
11.Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Loan Documents are intended or implied, and the Credit Agreement and the other Loan Documents, as specifically amended or supplemented hereby, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. To the extent any conflict exists between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.
12.Counterparts, etc. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission (including by e-mail pdf transmission) shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment.
13.OREGON STATUTORY NOTICE.
UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER OR ADMINISTRATIVE AGENT CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

[SIGNATURE PAGES FOLLOW]
Columbia – First Amendment to Second Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER: COLUMBIA SPORTSWEAR COMPANY
By: /s/ JIM A. SWANSON
Name: Jim A. Swanson
Title: Senior Vice President, Chief Financial Officer

Columbia – Signature Page to First Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, SWING
LINE LENDER, ARRANGER, ISSUING
LENDER AND
LENDER:
WELLS FARGO BANK, NATIONAL
ASSOCIATION

By: /s/ DAWN MACE MOORE
Name: Dawn Mace Moore
Title: Senior Vice President

Columbia – Signature Page to First Amendment to Second Amended and Restated Credit Agreement

LENDER:
BANK OF AMERICA, N.A.

By: /s/ MICHAEL SNOOK
Name: Michael Snook
Title: Senior Vice President

Columbia – Signature Page to First Amendment to Second Amended and Restated Credit Agreement

GUARANTOR’S CONSENT AND REAFFIRMATION

        The undersigned guarantor of all indebtedness of COLUMBIA SPORTSWEAR COMPANY to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender, and BANK OF AMERICA, N.A., as a Lender, hereby: (i) consents to the foregoing First Amendment to Second Amended and Restated Credit Agreement; (ii) reaffirms its obligations under its Guaranty; (iii) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in its Guaranty; (iv) reaffirms that its obligations under its Guaranty are separate and distinct from the obligations of any other party under said Second Amended and Restated Credit Agreement and the other Loan Documents described therein, and (v) affirms all corporate and limited liability company action necessary to guaranty such indebtedness and execute this Consent and Reaffirmation has been taken.

GUARANTOR:

COLUMBIA BRANDS USA, LLC
By: /s/ JIM A. SWANSON
Name: Jim A. Swanson
Title: Senior Vice President, Chief Financial Officer

EXHIBIT A

Published CUSIP Number: 19851JAC2
Revolving A Loan CUSIP Number: 19851JAD0
Revolving B Loan CUSIP Number: 19851JAE8

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

among

COLUMBIA SPORTSWEAR COMPANY
as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Joint Syndication Agent, Swing Line Lender,
and a Lender,

BANK OF AMERICA, N.A.,
as Joint Syndication Agent
and a Lender,

WELLS FARGO SECURITIES, LLC,
as Joint Lead Arranger and Joint Bookrunner

and

BOFA SECURITIES, INC.,
as Joint Lead Arranger and Joint Bookrunner

TOTAL COMMITMENT -- $525,000,000

April 15, 2020

SCHEDULES

I Lenders
IA Commitments
II Pricing Schedule
III Disclosure Schedule
1.1 Existing Letters of Credit

EXHIBITS

A-1 Master Revolving A Loan Promissory Note
A-2 Master Revolving B Loan Promissory Note
B Form of Notice of Borrowing
C Form of Notice of Conversion or Continuation
D Form of Notice of Authorized Representatives
E Form of Certificate of Responsible Officer
F Form of Assignment and Assumption Agreement
G Guaranty Agreement
H1-4  Foreign Lender Status and Tax Compliance Certificates
I Borrower’s Existing Investment Policy
J Form of Officer’s Certificate
K Form of Covenant Compliance Certificate

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Columbia – Second Amended and Restated Credit Agreement

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of April 15, 2020 by and among COLUMBIA SPORTSWEAR COMPANY, an Oregon corporation (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), and as a Lender, and BANK OF AMERICA, N.A., as a Lender.
RECITALS
WHEREAS, Borrower, Lenders, and Administrative Agent entered into that certain Amended and Restated Credit Agreement (as amended from time to time, the “Prior Credit Agreement”) dated as of April 17, 2019; and
WHEREAS, Borrower has requested that Lenders and Administrative Agent consent to amend and restate the Prior Credit Agreement, without a novation of the indebtedness thereunder;
NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Administrative Agent, Lenders and Borrower hereby agree as follows:
ARTICLE I.
DEFINITIONS
1.1DEFINED TERMS
All terms defined above shall have the meanings set forth above. The following terms shall have the meanings set forth below (with all such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Administrative Agent’s Office” means (i) initially, Administrative Agent’s office designated as such in Schedule I hereto, and (ii) subsequently, such other office designated as such, from time to time, in writing by Administrative Agent to Lenders and Borrower.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Without limiting the generality of the foregoing, in determining whether a Person is Controlled by a Loan Party, such Person shall be deemed to be Controlled by a Loan Party if such Loan Party possesses, directly or indirectly, power to vote fifty percent (50%) or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.
“Agent-Related Person” means Administrative Agent (including any successor administrative agent), together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.
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Columbia – Second Amended and Restated Credit Agreement

“Agreement” means this Credit Agreement as amended, modified or supplemented from time to time.
“Applicable Lending Office” means, with respect to each Lender (i) initially, its office designated as such in Schedule I hereto, and (ii) subsequently, such other office designated as such from time to time in writing by such Lender to Administrative Agent.
“Applicable Margin” means the Base Rate Margin or the LIBOR Margin, as applicable.
“Applicable Maturity Date” means, (i) with respect to Revolving A Loans and Swing Loans, the Revolving A Loan Maturity Date and (ii) with respect to Revolving B Loans, the Revolving B Loan Maturity Date.
“Applicable Rate” means, at any date, the lesser of (a) the Highest Lawful Rate or (b) the following: (i) with respect to each Base Rate Loan, a per annum rate equal to the Base Rate in effect on such date; and (ii) with respect to each LIBOR Loan, a per annum rate equal to the sum of (A) ~~the greater of LIBOR or (1) in the case of Revolving A Loans, three-quarters of one percent (0.75%) and (2) in the case of Revolving B Loans, one percent (1.00%)~~LIBOR, plus (B) the applicable LIBOR Margin, as determined on the second Business Day prior to the first day of the applicable Interest Period.
“Arranger” means, collectively, Wells Fargo Securities, LLC and BofA Securities, Inc., in their capacities as joint lead arrangers and joint book managers.
“Asset Coverage Ratio” defined as the quotient of (i) the sum of (A) 65% of Borrower’s net book value of accounts receivable, plus (B) 35% of the value of Borrower’s inventory (before the netting of liquidation reserves), with all collateral values reasonably determined by Administrative Agent based upon Borrower’s fiscal quarter end financial statements (and supplemental information regarding inventory liquidation reserves) delivered to Administrative Agent as required hereunder, divided by (ii) ~~Borrower’s obligations for borrowed money and obligations evidenced by bonds, debentures, notes, bills or other similar instruments (excluding trade payables with payment terms of up to 12 months)~~the sum of the outstanding principal balance of principal and interest under the Loans and L/C Obligations.
“Authorized Representative” means a person designated as such by Borrower in a Notice of Authorized Representatives delivered to Administrative Agent.
“Available Revolving A Loan Credit” means, at any time, the amount by which (a) the total of the Revolving A Loan Commitments is greater than (b) the total of the outstanding principal amount of the Revolving A Loans and the Swing Loans.
“Available Revolving B Loan Credit” means, at any time, the amount by which (a) the total of the Revolving B Loan Commitments is greater than (b) the total of the outstanding principal amount of the Revolving B Loans.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
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Columbia – Second Amended and Restated Credit Agreement

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bankruptcy Code” means the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.
~~“Base Rate Margin” means the number of basis points determined for the applicable Revolving Loan in accordance with Schedule II.~~
“Base Rate” means, for any day, an interest rate per annum equal to the rate determined by Administrative Agent to be equal to (a) the LIBOR Margin plus ~~the greater of~~(b) Daily One Month LIBOR ~~or (a) in the case of Revolving A Loans, three-quarters of one percent (0.75%) and (b) in the case of Revolving B Loans, one percent (1.00%)~~; provided that if any circumstance described in Section 3.2 or Section 3.3 exists, “Base Rate” means an interest rate per annum equal to the Base Rate Margin plus the higher of (a) the rate of interest most recently announced by Wells Fargo at its principal office as its prime rate, with any change in the prime rate to be effective as of the day such change is announced by Wells Fargo and with the understanding that the prime rate is one of Wells Fargo’s base rates used to price some loans and may not be the lowest rate at which Wells Fargo makes any loan, and is evidenced by the recording thereof in such internal publication or publications as Wells Fargo may designate or (b) the Federal Funds Rate plus 150 basis points.
“Base Rate Loan” means any Revolving Loan or portion thereof that ~~does not bear~~bears interest with reference to ~~LIBOR~~the Base Rate (or a Benchmark Replacement determined in accordance with Section 3.8) and any Swing Loan.
“Base Rate Margin” means the number of basis points determined for the applicable Revolving Loan in accordance with Schedule II.
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than (1) in the case of Revolving A Loans, ~~three-quarters~~one-half of one percent (0.~~7~~50%), the Benchmark Replacement will be deemed to be ~~three-quarters~~one-half of one percent (0.~~7~~50%) for the purposes of this Agreement and (2) in the case of Revolving B Loans,
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Columbia – Second Amended and Restated Credit Agreement

one-half of one percent (~~1.~~0.50%), the Benchmark Replacement will be deemed to be one-half of one percent (~~1.~~0.50%) for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR:
(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; and
(b)in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR:
(a)a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;
(b)a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with
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Columbia – Second Amended and Restated Credit Agreement

jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or
(c)a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with Section 3.8(c) and (b) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 3.8(c).
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, as amended from time to time.
“Benefit Plan” means (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such person.
“Business Day” means (a) for all purposes other than as covered by clause (b) below, any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to be closed in Portland, Oregon, Minneapolis, Minnesota or New York, New York, and (b) with respect to all notices, determinations, fundings and payments in connection with any LIBOR interest selection or LIBOR Loan, any day that is a Business Day described in clause (a)
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Columbia – Second Amended and Restated Credit Agreement

above and that also is a day for trading by and between banks in U.S. Dollar deposits in the London interbank eurocurrency market.
“Capital Lease” means, as to any Person, and subject to Section 1.2(b), any lease of property by such Person as lessee that would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.
“Capital Lease Obligations” means, as to any Person, the capitalized amount of all obligations of such Person and its subsidiaries under Capital Leases, as determined on a consolidated basis in accordance with GAAP.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.
“Cash Collateralize” means, to pledge and deposit with, or deliver to Administrative Agent, or directly to the Issuing Lender (with notice thereof to the Administrative Agent), for the benefit of ~~one or more of~~the Issuing Lender, the Swing Line Lender or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swing Loans, cash or deposit account balances or, if the Administrative Agent and the Issuing Lender and the Swing Line Lender shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, the Issuing Lender and the Swing Line Lender, as applicable. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof to the extent such obligations are backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof, (b) commercial paper maturing no more than two hundred seventy (270) days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency), (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 and having a long-term debt rating of “A” or better by S&P or “A2” or better from Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency) and (d) shares of any money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (c) above, (ii) net assets of not less than $250,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency).
“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card
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Columbia – Second Amended and Restated Credit Agreement

electronic payables and purchasing cards), electronic funds transfer and other cash management arrangements.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Governmental Rule, (b) any change in any Governmental Rule or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the regulations adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), other than Timothy P. Boyle, or a group that either of them is a member of, of issued and outstanding Stock of Borrower representing 30% of the aggregate ordinary voting power represented by the issued and outstanding Stock of Borrower, or (b) the occupation of a majority of the seats (other than vacant seats) of the board of directors of Borrower by Persons who were neither (i) nominated by Borrower’s board of directors nor (ii) appointed by directors so nominated.
“Class” means, when used in reference to any Loan, whether such Loan is a Revolving A Loan, Swing Loan or a Revolving B Loan and, when used in reference to any Commitment, whether such Commitment is a Revolving A Loan Commitment or a Revolving B Loan Commitment.
“Closing Date” means the date of this Agreement.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” means the collateral security for the Secured Obligations pledged or granted pursuant to the Security Documents.
“Collateral Agreement” means that certain Amended and Restated Collateral Agreement dated as of ~~April~~July 1~~5~~0, 2020 by Borrower in favor of Administrative Agent.
“Commitment” means any obligation of a Lender to extend credit or any other financial accommodation under any of the Loan Documents.
“Commitment Fees” means, collectively, Revolving A Loan Commitment Fees and Revolving B Loan Commitment Fees.
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“Commitment Percentage” means, as to any Revolving A Lender, such Lender’s Revolving A Loan Commitment Percentage and, as to any Revolving B Lender, such Lender’s Revolving B Loan Commitment Percentage, as applicable.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Contaminant” means any pollutant, hazardous substance, toxic substance, hazardous waste or other substance regulated or forming the basis of liability under any Environmental Law.
“Contractual Obligation” of any Person means any obligation, agreement, undertaking or similar provision of any security issued by such Person or of any agreement, undertaking, contract, license, lease, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Covenant Compliance Certificate” means a certificate of the chief financial officer of the Borrower substantially in the form attached as Exhibit K.
“Covered Entity” means any of the following:
(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning assigned to such term in Section 11.2~~4~~6.
“Daily One Month LIBOR” means, for any day, the rate of interest equal to LIBOR then in effect for delivery for a one (1) month period.
“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.
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“Default” means (i) an Event of Default, (ii) an event or condition that with the giving of notice or the passage of time, or both, would constitute an Event of Default, or (iii) the filing against Borrower of a petition commencing an involuntary case under the Bankruptcy Code.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means, subject to Section 3.7, any Lender that (a) has failed to (i) fund all or any portion of its Loans or participations in Letters of Credit or Swing Loans within two Business Days of the date such Loans, Letters of Credit or Swing Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent, the Issuing Lender, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Swing Loans) within two Business Days of the date when due, (b) has notified the Borrower, Administrative Agent, Issuing Lender or Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Administrative Agent or the Borrower, to confirm in writing to Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.7(c)) upon delivery of written notice of such determination to the Borrower, ~~each~~the Issuing Lender, the Swing Line Lender and each Lender.
“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.
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“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.
“~~Disregarded Foreign Subsidiary” means any Foreign Subsidiary (a) the separate existence of which is disregarded for United States federal tax purposes under Treas. Reg. Section 301.7701-3 and (b) the tax owner of which for United States federal tax purposes is either Borrower or a Domestic Subsidiary.“~~Disclosure Schedule” means the disclosure schedule attached hereto as Schedule III, as amended from time to time with the consent of the Required Lenders.
“Disregarded Foreign Subsidiary” means any Foreign Subsidiary (a) the separate existence of which is disregarded for United States federal tax purposes under Treas. Reg. Section 301.7701-3 and (b) the tax owner of which for United States federal tax purposes is either Borrower or a Domestic Subsidiary.
“Divided Delaware LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division
“Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.
“Early Opt-in Election” means the occurrence of:
(a)(i) a determination by Administrative Agent or (ii) a notification by the Required Lenders to Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 3.8(c) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and
(b)(i) the election by Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to Administrative Agent.
“EBITDA” means, as of the end of a quarter, Borrower’s consolidated net income after taxes for the twelve months ending with such quarter plus (i) the sum of the amounts for such twelve month period deducted in determining such net income of (A) interest expense, (B) income tax expense, (C) depreciation expense, (D) amortization expense, and (D) unusual non-cash charges, extraordinary non-cash losses and other non-recurring non-cash charges; (ii) plus, for purposes of determining Borrower’s compliance with the financial covenants set forth in Article VIII (and not for determining Applicable Rate), and solely to the extent deducted in the calculation of Borrower’s net income, Restructuring Expenses, less (iii) the sum of the amounts for such twelve month period included in determining such net income of (A) gains on sales of assets (excluding sales of inventory in the ordinary course of business), and (B) unusual non-cash gains, extraordinary non-cash gains and other non-recurring non-cash gains.
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“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Environmental Law” means all applicable federal, state and local laws, statutes, ordinances and regulations, and any applicable judicial or administrative interpretation, order, consent decree or judgment, relating to the regulation and protection of the environment. Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.); the Hazardous Material Transportation Act, as amended (49 U.S.C. § 180 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. § 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. § 6901 et seq.); the Toxic Substance Control Act, as amended (42 U.S.C. § 7401 et seq.); the Clean Air Act, as amended (42 U.S.C. § 740 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. § 1251 et seq.); and the Safe Drinking Water Act, as amended (42 U.S.C. § 300f et seq.), and their state and local counterparts or equivalents and any applicable transfer of ownership notification or approval statutes.
“Environmental Liabilities and Costs” means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any thereof arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, and which relate to any violation or alleged violation of an Environmental Law or a Permit, or a Release or threatened Release.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended or recodified from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
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“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the failure by Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules or the filing of an application for the waiver of the minimum funding standards under the Pension Funding Rules with respect to plan years ending after the effective date of the Pension Act; (c) the incurrence by Borrower or any ERISA Affiliate of any liability pursuant to Section 4063 or 4064 of ERISA or a cessation of operations by Borrower or any ERISA Affiliate that is treated as a withdrawal under Section 4062(e) of ERISA with respect to any Pension Plan that is subject to such sections of ERISA; (d) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA); (e) the filing of a notice of intent to terminate a Pension Plan under, or the treatment of a Pension Plan amendment as a termination under, Section 4041 of ERISA; (f) the institution by the PBGC of proceedings to terminate a Pension Plan; (g) any event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the determination that any Pension Plan is in at-risk status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (i) the imposition or incurrence of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate; (j) the engagement by Borrower or any ERISA Affiliate in a transaction that is subject to Section 4069 or Section 4212(c) of ERISA; (k) the imposition of a lien upon Borrower pursuant to Section 430(k) of the Code or Section 303(k) of ERISA; or (l) the making of an amendment to a Pension Plan that would result in the posting of bond or security under Section 436(f)(1) of the Code.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning set forth in Section 9.1.
“Excluded Swap Obligation” shall mean, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation, unless otherwise agreed between Borrower and Administrative Agent. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Applicable Lending Office
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located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its Applicable Lending Office, except in each case to the extent that, pursuant to Section 3.1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Applicable Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.1 and (d) any United States federal withholding Taxes imposed under FATCA.
“Existing Letters of Credit” means those letters of credit existing on the Closing Date and identified on Schedule 1.1.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“FCPA” has the meaning set forth in Section 4.19(b).
“Federal Funds Rate” means, for any day, the greater of (a) the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers for the immediately preceding day, as published by the Federal Reserve Bank of New York; provided that if no such rate is so published on any day, then the Federal Funds Rate for such day shall be the rate most recently published and (b) 0%.
“Fee Percentage” means the means the number of basis points determined in accordance with Schedule II under the heading “Commitment Fee” for the respective Loan.
“First Amendment Date” means July 10, 2020.
“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.
“Foreign Plan” means any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by Borrower or any Subsidiary with respect to employees employed outside the United States (other than any governmental arrangement).
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Revolving A Loan Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Lender, other than such L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof
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and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Revolving A Loan Commitment Percentage of outstanding Swing Loans other than Swing Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
“Fundamental Change Transaction” has the meaning set forth in Section 7.4(a).
“Funded Debt Ratio” means, as of the end of a quarter, the ratio of (A) Borrower’s consolidated obligations for borrowed money and obligations evidenced by bonds, debentures, notes, bills or other similar instruments (excluding trade payables with payment terms of up to 12 months), minus unrestricted and unencumbered (other than pursuant to the Loan Documents) cash-on-hand and Cash Equivalents of the Loan Parties maintained in accounts in the United States as of such date, in an amount not to exceed $200,000,000 to (B) EBITDA. The Funded Debt Ratio shall be calculated once every quarter based on the financial information most recently reported by Borrower pursuant to Section 6.3 of the Agreement; provided, however, that the Funded Debt Ratio shall not be computed on the financial information most recently reported by Borrower until the later of the first day of the month after receipt of such information or five Business Days after the receipt thereof, and if the most recent report required pursuant to Section 6.3 has not been delivered, or if Administrative Agent reasonably objects to the accuracy of such report within five Business Days after the receipt thereof, the next higher Level from the Level then in effect shall apply until such time as the delinquent report is delivered or Administrative Agent’s objections are resolved to Administrative Agent’s reasonable satisfaction.

“GAAP” means generally accepted accounting principles as in effect in the United States from time to time, consistently applied.
“Governmental Authority” means any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, the European Union, the European Central Bank, any other central bank or any comparable authority.
“Governmental Rule” means any applicable law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.
“Guarantor” means, individually and collectively, any Person providing a Guaranty of all or any portion of the Obligations in favor of Administrative Agent for the ratable benefit of Lenders.
“Guaranty” means a Guaranty Agreement substantially in the form of Exhibit G attached hereto.
“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index
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transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include any Lender).
“Highest Lawful Rate” means, at the particular time in question, the maximum rate of interest which, under applicable law, Lenders are then permitted to charge Borrower on the applicable Loan, and if the maximum rate changes at any time, the Highest Lawful Rate shall increase or decrease, as the case may be, as of the effective time of each such change, without notice to Borrower.
“Increase Effective Date” has the meaning assigned thereto in Section 3.9(c).
“Incremental Amendment” has the meaning assigned thereto in Section 3.9(f).
“Incremental Facilities Limit” means $100,000,000.
“Incremental Increase” has the meaning assigned thereto in Section 3.9(a).
“Incremental Lender” has the meaning assigned thereto in Section 3.9(b).
“Indebtedness” of any Person (the “Target Person”) means, at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of the Target Person for borrowed money and all obligations of the Target Person evidenced by bonds, debentures, notes, loan agreements, bills or other similar instruments; (b) all obligations, contingent or otherwise, relative to the face amount of all ~~standby~~ letters of credit, whether or not drawn, issued for the Target Person’s account, including any Reimbursement Obligation and banker’s acceptances issued for the account of the Target Person; (c) all Capital Lease Obligations and the principal component or equivalent of obligations under Other Leases of the Target Person; (d) all obligations of any Person secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property owned by the Target Person, even though the Target Person has not assumed or become liable for the payment of such obligations or such obligations
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are limited in recourse limited in recourse; (e) all obligations of the Target Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Target Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); and (f) all obligations of a Person, other than the Target Person, of the type described above that are secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property owned by the Target Person, even though the Target Person has not assumed or become liable for the payment of such obligations.
~~“Indemnitees” has the meaning set forth in Section 11.3(a).~~
“Indemnified Liabilities” has the meaning set forth in Section 11.3(a).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitees” has the meaning set forth in Section 11.3(a).
“Interest Coverage Ratio” means the aggregate of EBITDA, divided by the aggregate, for such prior 4-quarter period, of Borrower’s consolidated interest expense.
“Interest Period” means a period of one, two, three or six months; provided that (i) if the last day of an Interest Period is not a Business Day, such period shall be extended to the next succeeding Business Day, or if the next succeeding Business Day falls in another calendar month, such period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no Interest Period shall extend beyond the Applicable Maturity Date.
“IRS” means the United States Internal Revenue Service.
“Issuing Lender” means Wells Fargo Bank, National Association, in its capacity as issuer of the Letters of Credit.
“L/C Commitment” means, as to the Issuing Lender, the obligation of the Issuing Lender to issue Letters of Credit for the account of the Borrower from time to time in an aggregate amount equal to the L/C Sublimit.
“L/C Facility” means the letter of credit facility established pursuant to Section 2.1C.
“L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 2.1C.
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“L/C Participants” means, with respect to any Letter of Credit, the collective reference to all the Revolving A Lenders other than the Issuing Lender.
“L/C Sublimit” means the lesser of (a) $3,000,000.00 and (b) the aggregate amount of the Revolving A Loan Commitments.
“Lenders” means, collectively, each of the financial institutions from time to time listed on Schedule I, and Swing Line Lender, and “Lender” means any one of the Lenders.
“Letter of Credit Application” means an application requesting the Issuing Lender to issue a Letter of Credit in the form specified by the Issuing Lender from time to time.
“Letter of Credit Documents” means with respect to any Letter of Credit, such Letter of Credit, the Letter of Credit Application, a letter of credit agreement or reimbursement agreement and any other document, agreement and instrument required by the Issuing Lender and relating to such Letter of Credit, in each case in the form specified by the Issuing Lender from time to time.
“Letters of Credit” means the collective reference to letters of credit issued pursuant to Section 2.1C and the Existing Letters of Credit.
“LIBOR” means, subject to the implementation of a Benchmark Replacement in accordance with Section 3.8, for each Interest Period, the rate per annum and determined pursuant to the following formula:
LIBOR =    Base LIBOR
            100% - LIBOR Reserve Percentage
As used herein, (a) “Base LIBOR” means the average of the rates per annum at which U.S. Dollar deposits are offered to Wells Fargo in the London interbank eurocurrency market on the second Business Day prior to the commencement of an Interest Period at or about 11:00 A.M. (London time), for delivery on the first day of such Interest Period, for a term comparable to the number of days in such Interest Period and in an amount approximately equal to the principal amount to which such Interest Period shall apply and (b) “LIBOR Reserve Percentage” means, for any day, the aggregate (without duplication) of the maximum rates (expressed as a decimal) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System.
Notwithstanding the foregoing, (x) in no event shall LIBOR (including, without limitation, any Benchmark Rate with respect thereto) be less than (A) 0.~~7~~50% with respect to Revolving A Loans and Swing Loans and (B) ~~1.~~0.50% with respect to Revolving B Loans and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.8, in the event that a Benchmark Rate with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Benchmark Rate.
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“LIBOR Loan” means any portion of the Revolving Loans that Borrower elects (pursuant to Section 2.4) to have bear interest with reference to LIBOR.
“LIBOR Margin” means the number of basis points determined for the applicable Revolving Loan in accordance with Schedule II.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement (other than depository accounts maintained in the ordinary course of business with banks or other financial institutions), encumbrance, lien (statutory or other), security interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement or the interest of a lessor under a Capital Lease or an Other Lease.
“Liquidity” means, as of any date of determination, the sum of (a) the lesser of (i) the sum of (x) the unused Revolving A Loan Commitments and (y) the unused Revolving B Loan Commitments or (ii) the maximum amount which could be added to the denominator of the definition of Asset Coverage Ratio, and not cause the Borrower to then be in Default under Section 8.3 hereof on a pro forma basis, if such covenant was calculated as of each calendar month end and (b) unrestricted and unencumbered (other than pursuant to the Loan Documents) cash-on-hand and Cash Equivalents of Borrower and its Subsidiaries as of such date.
“Loan” means any Revolving A Loan, Revolving B Loan or any Swing Loan.
“Loan Documents” means this Agreement, the Note, the Security Documents, the Letter of Credit Documents, any Guaranty and each other agreement, note, notice, document, contract or instrument to which Borrower or Guarantor now or hereafter is a party and that is required by a Lender in connection with any of the foregoing.
“Loan Party” means Borrower or any Guarantor.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the business, prospects, operations, properties, liabilities (actual or contingent), financial and other condition and creditworthiness of Borrower and Subsidiaries taken as a whole, (b) a material impairment of the ability of the Loan Parties to perform the Obligations under the Loan Documents taken as a whole; or (c) a material adverse effect upon the enforceability against any Loan Party of any Loan Documents to which it is a party, other than as a result of any act or omission of Administrative Agent.
“Material Subsidiary means a Domestic Subsidiary or a Disregarded Foreign Subsidiary (in each case including, without limitation, a Subsidiary that is a Divided Delaware LLC) owning assets in excess of ten percent (10%) of the consolidated assets of Borrower, excluding for purposes of such calculation all intercompany assets of a Subsidiary that are not included in Borrower’s consolidated assets.
“Minimum Collateral Amount” means, at any time, ~~an~~the aggregate amount determined by Administrative Agent and each of the applicable Lenders and the Issuing Lender, that ~~is~~are entitled to Cash Collateral hereunder at such time in their sole discretion.
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“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Notes” means the master promissory notes in the forms attached as Exhibits A-1 and A-2 executed by Borrower in favor of Administrative Agent for the ratable benefit of Lenders evidencing the Revolving A Loans and Revolving B Loans, respectively, and all allonges and other modifications and amendments thereto and “Note” means each of the Notes, individually.
“Notice of Authorized Representatives” has the meaning set forth in Section 2.9 hereof.
“Notice of Borrowing” has the meaning set forth in Section 2.1A.
“Notice of Conversion or Continuation” has the meaning set forth in Section 2.4(b).
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against Borrower or any Affiliate thereof of any proceeding under any insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by Borrower under any Loan Document , including under the Loans, the Swing Loans, the L/C Obligations and Reimbursement Obligations and (b) the obligation of Borrower to reimburse any amount in respect of any of the foregoing that Administrative Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of Borrower.
“OFAC” has the meaning specified in Section 4.19(a).
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutional documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the articles of formation and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the applicable Governmental Authority in the jurisdiction of its formation, in each case as amended from time to time.
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~~“Other Lease” means any synthetic lease, tax retention operating lease, financing lease or any other lease having substantially the same economic effect as a conditional sale, title retention agreement or similar arrangement.~~
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Lease” means any synthetic lease, tax retention operating lease, financing lease or any other lease having substantially the same economic effect as a conditional sale, title retention agreement or similar arrangement.
“Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Title IV of ERISA.
“Pension Act” means the Pension Protection Act of 2006.
“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum funding standards and minimum required contributions (including any installment payment thereof) to Pension Plans, as set forth in Sections 412, 430, and 436 of the Code and Sections 302 and 303 of ERISA.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.
“Permit” means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Governmental Rule.
“Permitted Acquisition” means any acquisition, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or more than fifty percent (50%) of the voting Stock of, or a business line or a division of, any Person; provided that:
(i) the majority of the value of the Persons, assets, business lines or divisions acquired, as reasonably determined by Borrower at the time of the acquisition, shall be in
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the type of businesses permitted to be engaged in by Borrower and its Subsidiaries pursuant to Section 7.6;
(ii) no Default shall then exist or would exist after giving effect to such acquisition;
(iii) as of the closing of any acquisition, such acquisition shall have been approved by the board of directors or equivalent governing body of the Person to be acquired or from which such assets, business line or division is to be acquired;
(iv) Borrower shall demonstrate to the reasonable satisfaction of Administrative Agent that, after giving effect to such acquisition, Borrower will be in pro forma compliance with all of the terms and provisions of the financial covenants set forth in Article VIII; provided that if the value of the Persons, assets, business lines or divisions to be acquired is not at least equal to ten percent (10%) of Borrower’s consolidated assets before such acquisition, Borrower shall provide such pro forma compliance only if requested to do so by Administrative Agent; and
(v) if such acquisition is structured as a merger, Borrower (or if such merger is with any Subsidiary, then such Subsidiary) shall be the surviving Person after giving effect to such merger.
“Permitted Liens” means (a) Liens arising by operation of law for taxes, assessments or governmental charges not yet due; (b) statutory Liens of mechanics, materialmen, shippers, warehousemen, carriers, and other similar persons for services or materials arising in the ordinary course of business for which payment is not past due; (c) nonconsensual Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (d) Liens for taxes or statutory Liens of mechanics, materialmen, shippers, warehousemen, carriers and other similar persons for services or materials that are due but are being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted and for which reserves have been established to the extent required by GAAP; (e) Liens listed on the Disclosure Schedule; (f) Liens granted in the Loan Documents; (g) purchase money Liens upon or in any property used in the ordinary course of business and Liens to secure Capital Lease Obligations and Other Leases and any related payment and performance obligations if the aggregate of such Indebtedness does not exceed $50,000,000 at any time outstanding; provided, however, that (A) any such Lien is created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost of the property subject thereto, (B) the principal amount of the Indebtedness secured by such Lien does not exceed such cost, and (C) such Lien does not extend to any other property other than such item of property, any improvements on or replacements for such item, and the proceeds from the disposition of such items; (h) zoning restrictions, easements, rights of way, survey exceptions, encroachments, covenants, licenses, reservations, leasehold interests, restrictions on the use of real property or minor irregularities incident thereto which do not in the aggregate materially detract from the value or use of the property or assets or impair, in any material manner, the use of such property for the purposes for which such property is held; (i) the interests of lessors or lessees of property leased pursuant to leases permitted hereunder; (j) Liens of a depository institution arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff, or similar rights and remedies
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as to deposit accounts or other funds maintained with such institution, provided that such deposit account is not intended to provide collateral to the depository institution; (k) judgment Liens to the extent the existence of such Liens is not an Event of Default under Section 9.1(g); (1) any of the following arising in the ordinary course of business: deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature; (m) any Lien existing on any specific item of real or personal property or asset prior to the acquisition thereof, or of any Person owning such real or personal property, by Borrower or any Domestic Subsidiary, securing Indebtedness not to exceed $50,000,000 in the aggregate, provided that (A) such Lien is not created in contemplation of or in connection with such acquisition and (B) such Lien does not apply to any other property or assets of Borrower or any Subsidiary; (n) Liens securing Indebtedness, the proceeds of which are used to refinance Indebtedness secured by any Lien permitted hereunder, provided that such Lien does not apply to any additional property or assets of Borrower or any Subsidiary (other than the proceeds of the property or assets subject to such Lien); and (o) any other Liens, so long as such Liens are not on accounts receivable or inventory and the aggregate principal amount at any time outstanding of all Indebtedness secured by all such other Liens does not exceed $50,000,000.
“Permitted Refinancing Indebtedness” means any Indebtedness (the “Refinancing Indebtedness”), the proceeds of which are used to refinance, refund, renew, extend or replace outstanding Indebtedness (such outstanding Indebtedness, the “Refinanced Indebtedness”); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness (including any unused commitments thereunder) is not greater than the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement, except by an amount equal to any original issue discount thereon and the amount of unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, extension or replacement, and by an amount equal to any existing commitments thereunder that have not been utilized at the time of such refinancing, refunding, renewal, extension or replacement; (b) the final stated maturity and Weighted Average Life to Maturity of such Refinancing Indebtedness shall not be prior to or shorter than that applicable to the Refinanced Indebtedness and such Refinancing Indebtedness does not require any scheduled payment of principal, mandatory repayment, redemption or repurchase that is more favorable to the holders of the Refinancing Indebtedness than the corresponding terms (if any) of the Refinanced Indebtedness (including by virtue of such Refinancing Indebtedness participating on a greater basis in any mandatory repayment, redemption or repurchase as compared to the Refinanced Indebtedness, but excluding any scheduled payment of principal, mandatory repayment, redemption or repurchase occurring on or after the date that is 91 days after the latest scheduled maturity date of the Loans and Commitments); (c) such Refinancing Indebtedness shall not be secured by (i) Liens on assets other than assets securing the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement or (ii) Liens having a higher priority than the Liens, if any, securing the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement; (d) such Refinancing Indebtedness shall not be guaranteed by or otherwise recourse to any Person other than the Person(s) to whom the Refinanced Indebtedness is recourse or by whom it is guaranteed, in each case as of the time of such refinancing, refunding, renewal, extension or replacement; (e) to the extent such Refinanced Indebtedness is subordinated in right of payment
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to the Obligations (or the Liens securing such Indebtedness were originally contractually subordinated to the Liens securing the Collateral pursuant to the Security Documents), such refinancing, refunding, renewal, extension or replacement is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness shall be subordinated to the Liens securing the Collateral pursuant to the Security Documents) on terms at least as favorable to the Lenders as those contained in the documentation governing such Refinanced Indebtedness or otherwise reasonably acceptable to Administrative Agent; (f) the covenants with respect to such Refinancing Indebtedness, when taken as a whole, are not materially more restrictive to the Borrower and its Subsidiaries than those in the Refinanced Indebtedness (taken as a whole); (g) in the event that the Refinancing Indebtedness is unsecured Indebtedness (including unsecured Subordinated Indebtedness) such Refinancing Indebtedness does not include cross-defaults (but may include cross-payment defaults and cross-defaults at the final stated maturity thereof and cross-acceleration), except to the extent the Refinanced Indebtedness included such provisions; and (h) no Default or Event of Default shall have occurred and be continuing at the time of, or would result from, such refinancing, refunding, renewal, extension or replacement.
“Person” means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or a Governmental Authority.
“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Multiemployer Plan), that is sponsored, maintained or contributed to by Borrower or any Subsidiary for the benefit of its employees, or any such plan with respect to which Borrower has any liability.
“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including equity interests.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).
“QFC Credit Support” has the meaning assigned to such term in Section 11.26.
“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Loan Party as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
~~“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).~~
~~“QFC Credit Support” has the meaning assigned to such term in Section 11.24.~~
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“Rate Data” has the meaning set forth in Section 1.5.
“Recipient” means (a) Administrative Agent and (b) any Lender, as applicable.
“Reimbursement Obligation” means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 2.1C for amounts drawn under Letters of Credit issued by the Issuing Lender.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Release” means, as to any Person, any unpermitted spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the environment, and any “release” as defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.).
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“Remedial Action” means all actions required to clean up, remove, prevent or minimize a Release or threat of Release or to perform pre-remedial studies and investigations and post-remedial monitoring and care.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.
“Required Facility Lenders” means (a) for the Revolving A Loan Facility, the Required Revolving A Lenders or (b) for the Revolving B Loan Facility, the Required Revolving B Lenders, as applicable
“Required Lenders” means any Lender or Lenders (other than Defaulting Lenders) having more than two-thirds of the Total Commitments, or both Lenders if there are only two Lenders.
“Required Revolving A Lenders” means, at any time, Revolving A Lenders having unused Revolving A Loan Commitments and Revolving A Credit Exposure representing more than fifty percent (50%) of the aggregate unused Revolving A Loan Commitments and Revolving A Credit Exposure of all Revolving A Lenders. The unused Revolving A Loan Commitment of, and Revolving A Credit Exposure held or deemed held by, any Defaulting Lender shall be disregarded in determining Required Revolving A Lenders at any time.
“Required Revolving B Lenders” means, at any time, Revolving B Lenders having unused Revolving B Loan Commitments and Revolving B Credit Exposure representing more than fifty percent (50%) of the aggregate unused Revolving B Loan Commitments and Revolving B Credit Exposure of all Revolving B Lenders. The unused Revolving B Loan Commitment of, and Revolving B Credit Exposure held or deemed held by, any Defaulting Lender shall be disregarded in determining Required Revolving B Lenders at any time.
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“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means any of the following officers of a Loan Party, or any replacement officer(s) performing responsibilities customarily performed by the following officers of Borrower: the President and Chief Executive Officer and the Senior Vice-President, Chief Financial Officer and Treasurer. Any document delivered hereunder that is signed by a Responsible Officer of Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of Borrower.
“Restructuring Expenses” means all costs, expenses, losses and charges arising out of or related to COVID-19, including, without limitation, costs, expenses and losses relating to restructures, scaling of operations, modification of cost structures, any cost, expenses and charges for terminations, severance, furloughs, catastrophic paid leave, store closings, lease cancellations, and contract modifications and terminations, in an aggregate amount not to exceed $50,000,000, in each case to the extent paid prior to the Closing Date or within twelve (12) months after the Closing Date and approved by Administrative Agent in its reasonable discretion.
“Revolving A Credit Exposure” means, as to any Revolving A Lender at any time, the aggregate principal amount at such time of its outstanding Revolving A Loans and such Revolving A Lender’s participation in L/C Obligations and Swing Loans at such time.
“Revolving A ~~Loan Commitment Fee” means the fees payable under Section 2.3(b) of this Agreement.~~Credit Outstandings” means, the sum of (a) with respect to Revolving Credit Loans and Swing Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving A Loans and Swing Loans, as the case may be, occurring on such date; plus (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to any other Letters of Credit or Loans to be made on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.
“Revolving A Lender” means each Lender with a Revolving A Loan Commitment.
“Revolving A Loan” means a Loan made by a Lender to Borrower pursuant to Section 2.1A.
“Revolving A Loan Commitment” means (a) as to any Revolving A Lender, the obligation of such Revolving A Lender to make Revolving A Loans to, and to purchase participations in L/C Obligations and Swing Loans for the account of, the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth under such Revolving A Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof and (b) as to all Revolving A Lenders, the aggregate commitment of all Revolving A Lenders to make Revolving A Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The aggregate
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Revolving A Loan Commitment of all the Revolving A Lenders on the Closing Date shall be $125,000,000. The Revolving A Loan Commitment of each Revolving A Lender on the Closing Date is set forth under the name of such Lender on Schedule IA.
“Revolving A Loan Commitment Fee” means the fees payable under Section 2.3(b) of this Agreement.
“Revolving A Loan Commitment Percentage” means, with respect to any Revolving A Lender at any time, the percentage of the total Revolving A Loan Commitments of all the Revolving A Lenders represented by such Revolving A Lender’s Revolving A Loan Commitment. If the Revolving A Loan Commitments have terminated or expired, the Revolving A Loan Commitment Percentages shall be determined based upon the Revolving A Loan Commitments most recently in effect, giving effect to any assignments. The Revolving A Loan Commitment Percentage of each Revolving A Lender on the Closing Date is set forth under the name of such Lender on Schedule IA.
“Revolving A Loan Maturity Date” means August 1, 2023.
“Revolving B Credit Exposure” means, as to any Revolving B Lender at any time, the aggregate principal amount at such time of its outstanding Revolving B Loans.
~~“Revolving B Loan Commitment Fee” means the fees payable under Section 2.3(c) of this Agreement.~~
“Revolving B Lender” means each Lender with a Revolving B Loan Commitment.
“Revolving B Loan” means a Loan made by a Lender to Borrower pursuant to Section 2.1 B.
“Revolving B Loan Commitment” means (a) as to any Revolving B Lender, the obligation of such Revolving B Lender to make Revolving B Loans to the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth under such Revolving B Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 3.9) and (b) as to all Revolving B Lenders, the aggregate commitment of all Revolving B Lenders to make Revolving B Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 3.9). The aggregate Revolving B Loan Commitment of all the Revolving B Lenders on the Closing Date shall be $400,000,000. The Revolving B Loan Commitment of each Revolving B Lender on the Closing Date is set forth under the name of such Revolving B Lender on Schedule IA.
“Revolving B Loan Commitment Fee” means the fees payable under Section 2.3(c) of this Agreement.
“Revolving B Loan Commitment Percentage” means, with respect to any Revolving B Lender at any time, the percentage of the total Revolving B Loan Commitments of all the Revolving B Lenders represented by such Revolving B Lender’s Revolving B Loan Commitment. If the Revolving B Loan Commitments have terminated or expired, the Revolving Loan B Commitment Percentages shall be determined based upon the Revolving B Loan
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Commitments most recently in effect, giving effect to any assignments. The Revolving B Loan Commitment Percentage of each Revolving B Lender on the Closing Date is set forth under the name of such Lender on Schedule IA.
“Revolving B Loan Maturity Date” means April 13, 2021.
“Revolving Credit Commitments” means, collectively, the Revolving A Loan Commitment and the Revolving B Loan Commitment.
“Revolving Loans” means, collectively, the Revolving A Loans and the Revolving B Loans.
“Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Syria and Crimea).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.
“Sanctions” has the meaning specified in Section 4.19(a).
~~“Security Documents” means the collective reference to the Collateral Agreement and each other agreement or writing pursuant to which any Loan Party pledges or grants a security interest in any personal Property or assets securing the Secured Obligations.~~
“Secured Cash Management Agreement” means (a) any Cash Management Agreement in effect on the Closing Date between or among any Loan Party and a counterparty that is (i) a Lender, (ii) Administrative Agent or (iii) an Affiliate of a Lender or Administrative Agent, in each case as determined as of the Closing Date or (b) any Cash Management Agreement entered into after the Closing Date between or among any Loan Party and a counterparty that is (i) a Lender, (ii) Administrative Agent or (iii) an Affiliate of a Lender or Administrative Agent, in each case as determined at the time such Cash Management Agreement is entered into.
“Secured Cash Management Obligations” means all existing or future payment and other obligations owing by any Loan Party under any Secured Cash Management Agreement.
“Secured Hedge Agreement” means (a) any Hedge Agreement in effect on the Closing Date between or among any Loan Party and a counterparty that is (i) a Lender, (ii) Administrative Agent or (iii) an Affiliate of a Lender or Administrative Agent, in each case as
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determined as of the Closing Date or (b) any Hedge Agreement entered into after the Closing Date between or among any Loan Party and a counterparty that is (i) a Lender, (ii) Administrative Agent or (iii) an Affiliate of a Lender or Administrative Agent, in each case as determined at the time such Hedge Agreement is entered into.
“Secured Hedge Obligations” means all existing or future payment and other obligations owing by any Loan Party under any Secured Hedge Agreement; provided that the “Secured Hedge Obligations” of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.
“Secured Obligations” means, collectively, (a) the Obligations, (b) any Secured Hedge Obligations and (c) any Secured Cash Management Obligations.
“Secured Parties” means, collectively, Administrative Agent, the Lenders, the holders of any Secured Hedge Obligations, the holders of any Secured Cash Management Obligations, each co-agent or sub-agent appointed by Administrative Agent from time to time, any other holder from time to time of any of any Secured Obligations and, in each case, their respective successors and permitted assigns.
“Security Documents” means the collective reference to the Collateral Agreement and each other agreement or writing pursuant to which any Loan Party pledges or grants a security interest in any personal Property or assets securing the Secured Obligations, including any pledge agreement.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.
“Stock” means shares of capital stock, membership interests, beneficial or partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation, limited liability company, partnership or other entity, whether voting or nonvoting, and includes common stock and preferred stock.
“Stock Equivalents” means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.
“Subsidiary” means any Person required by GAAP to be included in the consolidated financial reporting of Borrower.
“Supported QFC” has the meaning assigned to such term in Section 11.2~~4~~6.
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“Swap Obligation” shall mean, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Swing Line Lender” means Wells Fargo, when acting in its capacity as the lender advancing credit under Section 2.2, or any successor swing line lender hereunder.
“Swing Loan” means a Loan made by the Swing Line Lender to Borrower pursuant to Section 2.2.
“Swing Loan Available Credit” means, at any time, the amount by which the outstanding balance of the Swing Loans is less than the lesser of (i) $25,000,000 or (ii) the Available Credit.
“Taxes” ~~has the meaning set forth in Section 3.1.~~means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto.
“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Total Commitments” means the aggregate of (a) prior to the Revolving A Loan Maturity Date, all Revolving A Loan Commitments and (b) prior to the Revolving B Loan Maturity Date, all Revolving B Loan Commitments.
“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Revolving A Credit Exposure and Revolving B Credit Exposure at such time.
“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.
“UCP” means the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time).
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
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“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.
“U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 11.2~~4~~6.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness, in each case of clauses (a) and (b), without giving effect to the application of any prior prepayment to such installment, sinking fund, serial maturity or other required payment of principal.
“Wells Fargo” means Wells Fargo Bank, National Association.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.2ACCOUNTING AND FINANCIAL DETERMINATIONS
(a) Any accounting term used in this Agreement that is not specifically defined herein shall have the meaning given to it under GAAP, and all accounting determinations and computations under any Loan Document shall be made, and all financial statements required to be delivered under any Loan Document shall be prepared, in accordance with GAAP applied in the preparation of the financial statements referred to in Section 4.5. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.
(b) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, all terms of an accounting or financial nature used herein or therein shall be construed, and all computations of amounts and ratios referred to herein and therein shall be made, without giving effect to the Financial Accounting Standards Board Accounting Standards
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Codification 842 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to the extent any lease (or any similar arrangement conveying the right to use) would be required to be treated as a capital lease thereunder where such lease (or similar arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of the Financing Accounting Standards Board Accounting Standards Codification 842 (or such other Accounting Standards Codification having a similar result or effect).
(c)  If Borrower notifies Administrative Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Administrative Agent notifies Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
1.3HEADINGS
Headings in this Agreement and each of the other Loan Documents are for convenience of reference only and are not part of the substance hereof or thereof.
1.4ADDITIONAL DEFINITION PROVISIONS
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof’ and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
1.5RATES
The Rates, rate information, and data from which rates may be or are compiled relating to LIBOR (individually and collectively the “Rate Data”) are supplied by third parties. Wells Fargo
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and its affiliates are not responsible or liable for the accuracy of Rate Data, the means by which Rate Data is derived from time to time, the frequency with which the Rate Data is published or updated, or delays or other irregularities concerning Rate Data, in each instance irrespective of any negligence, gross negligence or willful misconduct of the supplier(s) of Rate Data.
1.6UCC TERMS
Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.
1.7ROUNDING
Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.8REFERENCES TO AGREEMENT AND LAWS
Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) any definition or reference to any Governmental Rule, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Governmental Rule.
1.9TIMES OF DAY
Unless otherwise specified, all references herein to times of day shall be references to or Portland time (daylight or standard, as applicable).
1.10DIVISIONS
For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.
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ARTICLE II.
THE CREDITS
2.1A REVOLVING A LOANS
(a) On the terms and subject to the conditions contained in this Agreement, each Revolving A Lender severally agrees to make loans (each a “Revolving A Loan”) to Borrower from time to time until the Maturity Date in an aggregate amount not to exceed at any time outstanding such Lender’s Revolving A Loan Commitment; provided~~, however, that at no time shall any Revolving A Lender be obligated to make a Revolving A Loan in excess of such~~, that (i) the Revolving A Credit Outstandings shall not exceed the aggregate Revolving A Loan Commitments and (ii) the Revolving A Credit Exposure of any Revolving A Lender shall not at any time exceed such Revolving A Lender’s Revolving A Loan Commitment ~~Percentage of the Available Revolving A Loan Credit~~. Each advance of a Revolving A Loan that is not made for the purpose of paying Obligations shall be deposited into Borrower’s account no. xxxxxx-087 with Administrative Agent. With respect to Revolving A Loans, Borrower may from time to time borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all the limitations, terms and conditions contained herein. The Revolving A Loans shall be evidenced by the Revolving A Note.

(b) If at any time the Available Revolving A Loan Credit is negative, Borrower, without demand or notice, shall immediately repay that portion of the Revolving A Loans necessary to cause the Available Revolving A Loan Credit to be zero. Borrower shall repay the outstanding principal balance of the Revolving A Loans, together with all accrued and unpaid interest and related fees, on the Revolving A Loan Maturity Date.
(c) Borrower, through an Authorized Representative, shall request each advance of a Revolving A Loan by giving Administrative Agent irrevocable (i) written notice, (ii) notice by email or such other form of electronic transmission as is acceptable to Administrative Agent or (iii) telephonic notice (confirmed promptly by fax or email), containing the information in the form of Exhibit B attached hereto (each, a “Notice of Borrowing”), which specifies, among other things:
(i) the aggregate principal amount of the requested advances (which amount must be a minimum of $500,000 and in integral multiples of $100,000 if a LIBOR Loan);
(ii) the proposed date of borrowing, which shall be a Business Day;
(iii) whether such advance is to be a Base Rate Loan or a LIBOR Loan; and
(iv) if such advance is to be a LIBOR Loan, the length of the Interest Period applicable thereto.
Each such Notice of Borrowing must be received by Administrative Agent not later than noon (Portland time) (x) on the date of borrowing if a Base Rate Loan or (y) at least two Business Days prior to the date of borrowing if a LIBOR Loan. Administrative Agent shall promptly notify each Revolving A Lender of the contents of each Notice of Borrowing and of the amount of the advance to be made by such Lender no later than 2:00 PM (Portland time) on the Business
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Day of receipt. At Administrative Agent’s election, in lieu of delivering a written Notice of Borrowing, any Authorized Representative may give Administrative Agent telephonic notice of a request for an advance by the required time. In such circumstances, Borrower agrees that any such telephonic notice will be confirmed in writing within 24 hours of the making of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request
(d) From time to time before noon (Portland time) on any Business Day Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Revolving A Loans; provided that if the Revolving A Loans being prepaid are LIBOR Loans, (i) Borrower gives Administrative Agent notice of such prepayment before 2:00 PM (Portland time) on the second Business Day before the date of prepayment (which notice shall be irrevocable), (ii) each voluntary partial prepayment must be a minimum of $500,000 and in integral multiples of $100,000; and (iii) any prepayment shall be subject to the provisions of Section 3.5.
(e) If at any time the Revolving A Credit Outstandings exceed the aggregate Revolving A Loan Commitments, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving A Lenders, Revolving A extensions of credit in an amount equal to such excess with each such repayment applied first, to the principal amount of outstanding Swing Loans, second to the principal amount of outstanding Revolving A Loans and third, with respect to any Letters of Credit then outstanding, a payment of Cash Collateral into a Cash Collateral account opened by the Administrative Agent, for the benefit of the Revolving A Lenders, in an amount equal to such excess (such Cash Collateral to be applied in accordance with Section 9.2(b)).
2.1B REVOLVING B LOANS
(a) On the terms and subject to the conditions contained in this Agreement, each Revolving B Lender severally agrees to make loans (each a “Revolving B Loan”) to Borrower from time to time until the Maturity Date in an aggregate amount not to exceed at any time outstanding such Lender’s Revolving B Loan Commitment; provided, ~~however, that at no time shall~~(i) the Revolving B Credit Outstandings shall not exceed the aggregate Revolving B Loan Commitments and (ii) the Revolving B Credit Exposure of any Revolving B Lender ~~be obligated to make a Revolving B Loan in excess of such~~shall not at any time exceed such Revolving B Lender’s Revolving ~~B~~A Loan Commitment ~~Percentage of the Available Revolving B Loan Credit~~. Each advance of a Revolving B Loan that is not made for the purpose of paying Obligations shall be deposited into Borrower’s account no. xxxxxx-087 with Administrative Agent. With respect to Revolving B Loans, Borrower may from time to time borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all the limitations, terms and conditions contained herein. The Revolving B Loans shall be evidenced by the Revolving B Note. Notwithstanding anything to the contrary contained herein, no Revolving B Loans may be made unless and until the Available Revolving A Loan Credit at such time is $0. All requests for advances hereunder shall be first, for Revolving A Loans, and if the Available Revolving A Loan Credit is $0, then for Revolving B Loans.
(b) If at any time the Available Revolving B Loan Credit is negative, Borrower, without demand or notice, shall immediately repay that portion of the Revolving B Loans necessary to cause the Available Revolving B Loan Credit to be zero. Borrower shall repay the
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outstanding principal balance of the Revolving B Loans, together with all accrued and unpaid interest and related fees, on the Revolving B Loan Maturity Date.
(c) Borrower, through an Authorized Representative, shall request each advance of a Revolving B Loan by giving Administrative Agent irrevocable (i) written notice, (ii) a Notice of Borrowing which specifies, among other things:
(i) the aggregate principal amount of the requested advances (which amount must be a minimum of $500,000 and in integral multiples of $100,000 if a LIBOR Loan);
(ii) the proposed date of borrowing, which shall be a Business Day;
(iii) whether such advance is to be a Base Rate Loan or a LIBOR Loan; and
(iv) if such advance is to be a LIBOR Loan, the length of the Interest Period applicable thereto.
Each such Notice of Borrowing must be received by Administrative Agent not later than noon (Portland time) (x) on the date of borrowing if a Base Rate Loan or (y) at least two Business Days prior to the date of borrowing if a LIBOR Loan. Administrative Agent shall promptly notify each Revolving B Lender of the contents of each Notice of Borrowing and of the amount of the advance to be made by such Lender no later than 2:00 PM (Portland time) on the Business Day of receipt. At Administrative Agent’s election, in lieu of delivering a written Notice of Borrowing, any Authorized Representative may give Administrative Agent telephonic notice of a request for an advance by the required time. In such circumstances, Borrower agrees that any such telephonic notice will be confirmed in writing within 24 hours of the making of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request
(d) From time to time before noon (Portland time) on any Business Day Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Revolving B Loans; provided that if the Revolving B Loans being prepaid are LIBOR Loans, (i) Borrower gives Administrative Agent notice of such prepayment before 2:00 PM (Portland time) on the second Business Day before the date of prepayment (which notice shall be irrevocable), (ii) each voluntary partial prepayment must be a minimum of $500,000 and in integral multiples of $100,000; and (iii) any prepayment shall be subject to the provisions of Section 3.5.
(e) If at any time the Revolving B Credit Outstandings exceed the aggregate Revolving B Loan Commitments, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving B Lenders, Revolving B extensions of credit in an amount equal to such excess
2.1C LETTER OF CREDIT FACILITY
(a) L/C Facility.
(i)Availability. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the Revolving A Lenders set forth in Section 2.1C(d), agrees to issue standby or commercial Letters of Credit in an aggregate amount
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not to exceed its L/C Commitment for the account of the Borrower. Letters of Credit may be issued on any Business Day from the Closing Date to, but not including the fifteenth (15th) Business Day prior to the Revolving A Loan Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided, that Issuing Lender not shall issue any Letter of Credit if, after giving effect to such issuance, (A) the L/C Obligations would exceed the L/C Sublimit or (B) the Revolving A Credit Outstandings would exceed the Revolving A Loan Commitment. Letters of Credit issued hereunder shall constitute a utilization of the Revolving A Loan Commitments.
(ii)Terms of Letters of Credit. Each Letter of Credit shall (A) expire on a date no more than twelve (12) months after the date of issuance or last renewal or extension of such Letter of Credit (subject to automatic renewal or extension for additional one (1) year periods (but not to a date later than the date set forth below) pursuant to the terms of the Letter of Credit Documents or other documentation acceptable to the Issuing Lender), which date shall be no later than the fifth (5th) Business Day prior to the Revolving A Loan Maturity Date, and (B) unless otherwise expressly agreed by the Issuing Lender and the Borrower when a Letter of Credit is issued by it, be subject to the UCP, in the case of a commercial Letter of Credit, or ISP, in the case of a standby Letter of Credit, in each case as set forth in the Letter of Credit Documents or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of Oregon. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if (v) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any applicable law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to letters of credit generally or such Letter of Credit in particular any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense that was not applicable, in effect or known to the Issuing Lender as of the Closing Date and that the Issuing Lender in good faith deems material to it, (w) the conditions set forth in Section 5.2 are not satisfied, (x) the issuance of such Letter of Credit would violate one or more policies of the Issuing Lender applicable to letters of credit generally, (y) the proceeds of which would be made available to any Person (I) to fund any activity or business of or with any Sanctioned Person, or in any Sanctioned Country or (II) in any manner that would result in a violation of any Sanctions by any party to this Agreement or (z) any Revolving A Lender is at that time a Defaulting Lender, unless the Issuing Lender has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Issuing Lender (in its sole discretion) with the Borrower or such Lender to eliminate the Issuing Lender’s actual or potential Fronting Exposure (after giving effect to Section 3.7) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires.
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On and after the First Amendment Date, each of the Existing Letters of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder.
(iii)Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, Section 2.1C shall be subject to the terms and conditions of Section 3.7 and Section 3.10.
(b)Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue, amend, renew or extend a Letter of Credit by delivering to the Issuing Lender at its applicable office (with a copy to the Administrative Agent at the Administrative Agent’s Office) a Letter of Credit Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other Letter of Credit Documents and information as the Issuing Lender or the Administrative Agent may request, not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the Issuing Lender may agree in their sole discretion) prior to the proposed date of issuance, amendment, renewal or extension, as the case may be. Such notice shall specify (i) the requested date of issuance, amendment, renewal or extension (which shall be a Business Day), (ii) the date on which such Letter of Credit is to expire (which shall comply with Section 2.1C(a)(ii), (iii) the amount of such Letter of Credit, (iv) the name and address of the beneficiary thereof, (v) the purpose and nature of such Letter of Credit and (vi) such other information as shall be necessary to issue, amend, renew or extend such Letter of Credit. Upon receipt of any Letter of Credit Application, the Issuing Lender shall, process such Letter of Credit Application and the certificates, documents and other Letter of Credit Documents and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 2.1C(a) and Article V, promptly issue, amend, renew or extend the Letter of Credit requested thereby (subject to the timing requirements set forth in this Section 2.1C(b)) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. Additionally, the Borrower shall furnish to the Issuing Lender and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, renewal or extension, including any Letter of Credit Documents, as the Issuing Lender or the Administrative Agent may require. The Issuing Lender shall promptly furnish to the Borrower and the Administrative Agent a copy of such Letter of Credit and the related Letter of Credit Documents and the Administrative Agent shall promptly notify each Revolving A Lender of the issuance and upon request by any Revolving A Lender, furnish to such Revolving A Lender a copy of such Letter of Credit and the amount of such Revolving A Lender’s participation therein.
(c)Commissions and Other Charges.
(i)Letter of Credit Commissions. Subject to Section 3.7, the Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each standby Letter of Credit in the amount equal to the greater of (x) $500 or (y) the daily amount available to be drawn under such standby Letters of Credit times 0.875% (determined on a per annum basis). Such commission shall be payable quarterly in arears on the tenth day following each fiscal quarter of Borrower. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions
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received pursuant to this Section 2.1C(c) in accordance with their respective Revolving A Loan Commitment Percentages.
(ii)Issuance and Documentation Fees. The Borrower shall pay directly to the Issuing Lender, for its own account, issuance and documentation fees with respect to each commercial Letter of Credit issued by the Issuing Lender in such amounts as agreed upon between the Issuing Lender and the Borrower. Such issuance and documentation fees shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving A Loan Maturity Date and thereafter on demand of the Issuing Lender.
(iii)Other Fees, Costs, Charges and Expenses. In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary fees, costs, charges and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by it. Such customary fees, costs, charges and expenses are due and payable on demand and are nonrefundable.
(d)L/C Participations.
(i)The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving A Loan Commitment Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued by it hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit issued by the Issuing Lender for which such Issuing Lender is not reimbursed in full by the Borrower through a Revolving A Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Revolving A Loan Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.
(ii)Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 2.1C(d)(i) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, issued by it, the Issuing Lender shall notify the Administrative Agent of such unreimbursed amount and the Administrative Agent shall notify each L/C Participant (with a copy to the Issuing Lender) of the amount and due date of such required payment and such L/C Participant shall pay to the Administrative Agent (which, in turn shall pay the Issuing Lender) the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Administrative Agent, which in turn shall pay the Issuing Lender on demand, in addition to such amount, the product of (A) such amount, times (B) the daily average Federal Funds Rate as determined by the Administrative Agent during the period
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from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (C) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360, plus any administrative, processing or similar fees customarily charged by the Issuing Lender in connection with the foregoing. A certificate of the Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section, if the L/C Participants receive notice that any such payment is due (x) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and (y) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day.
(iii)Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit issued by it and has received from any L/C Participant its Revolving A Loan Commitment Percentage of such payment in accordance with this Section, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Administrative Agent or otherwise), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Administrative Agent, which shall in turn pay to the Issuing Lender, the portion thereof previously distributed by the Issuing Lender to it.
(iv)Each L/C Participant’s obligation to make the Revolving A Loans referred to in Section 2.1(d)(ii) and to purchase participating interests pursuant to Section 2.1(d)(i) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Revolving A Lender or the Borrower may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article V, (C) any adverse change in the condition (financial or otherwise) of the Borrower, (D) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving A Lender or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.
(e)Reimbursement. In the event of any drawing under any Letter of Credit, the Borrower agrees to reimburse (either with the proceeds of a Revolving A Loan as provided for in this Section or with funds from other sources), in same day funds, the Issuing Lender by paying to the Administrative Agent the amount of such drawing not later than 12:00 noon on (i) the Business Day that the Borrower receives notice of such drawing, if such notice is received by the Borrower prior to 10:00 a.m., or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, for the amount of (x) such draft so paid and (y) any amounts referred to in Section 2.1C(c)(iii) incurred by the Issuing Lender in connection with such payment. Unless the Borrower shall immediately notify the Administrative Agent and the Issuing Lender that the Borrower intends to reimburse the Issuing Lender for such drawing from other sources or funds, the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the
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Revolving A Lenders make a Revolving A Loan as a Base Rate Loan on the applicable repayment date in the amount (without regard to the minimum and multiples specified in Section 2.1B) of (i) such draft so paid and (ii) any amounts referred to in Section 2.1C(c)(iii) incurred by the Issuing Lender in connection with such payment, and the Revolving A Lenders shall make a Revolving A Loan as a Base Rate Loan in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and such fees and expenses. Each Revolving A Lender acknowledges and agrees that its obligation to fund a Revolving A Loan in accordance with this Section to reimburse the Issuing Lender for any draft paid under a Letter of Credit issued by it is absolute and unconditional and shall not be affected by any circumstance whatsoever, including non-satisfaction of the conditions set forth in Section 2.1B or Article V. If the Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse the Issuing Lender as provided above, or if the amount of such drawing is not fully refunded through a Base Rate Loan as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until paid in full.
(f)Obligations Absolute.
(i)The Borrower’s obligations under this Section 2.1C (including the Reimbursement Obligation) shall be absolute, unconditional and irrevocable under any and all circumstances whatsoever (except as otherwise provided in Section 2.1C(f)(ii)), and shall be performed strictly in accordance with the terms of this Agreement, and irrespective of:
(A)any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Document or this Agreement, or any term or provision therein or herein;
(B)the existence of any claim, counterclaim, setoff, defense or other right that the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(C)the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent, forged or insufficient in any respect or any statement in such draft or other document being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(D)any payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; or
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(E)any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.
(ii)The Borrower also agrees that the Issuing Lender and the L/C Participants shall not be responsible for, and the Borrower’s Reimbursement Obligation under Section 2.1C(e) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender, the L/C Participants and their respective Related Parties shall not have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Lender (as finally determined by a court of competent jurisdiction), the Issuing Lender shall be deemed to have exercised care in each such determination.
(iii)In furtherance of the foregoing and without limiting the generality thereof, the parties agree that (A) with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit, (B) the Issuing Lender may act upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that such Issuing Lender in good faith believes to have been given by a Person authorized to give such instruction or request and (C) an Issuing Lender may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit issued by it shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such
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Letter of Credit in connection with such presentment substantially conforms to the requirements under such Letter of Credit.
(g)Effect of Letter of Credit Documents. To the extent that any provision of any Letter of Credit Document related to any Letter of Credit is inconsistent with the provisions of this Section 2.1C, the provisions of this Section 2.1C shall apply.
(h)Resignation of Issuing Lenders.
(i)The Issuing Lender may resign at any time by giving 30 days’ prior notice to the Administrative Agent, the Revolving A Lenders and the Borrower. After the resignation of an Issuing Lender hereunder, the retiring Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit or to extend, renew or increase the outstanding Letter of Credit.
(ii)Any resigning Issuing Lender shall retain all the rights, powers, privileges and duties of an Issuing Lender hereunder with respect to all Letters of Credit issued by it that are outstanding as of the effective date of its resignation as an Issuing Lender and all L/C Obligations with respect thereto (including the right to require the Revolving A Lenders to take such actions as are required under Section 2.1C(d). Without limiting the foregoing, upon the resignation of a Lender as an Issuing Lender hereunder, the Borrower may, or at the request of such resigned Issuing Lender the Borrower shall, use commercially reasonable efforts to, arrange for one or more of the other Issuing Lenders to issue Letters of Credit hereunder in substitution for the Letters of Credit, if any, issued by such resigned Issuing Lender and outstanding at the time of such resignation, or make other arrangements satisfactory to the resigned Issuing Lender to effectively cause another Issuing Lender to assume the obligations of the resigned Issuing Lender with respect to any such Letters of Credit.
(i)Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an Issuing Lender that is not also the financial institution acting as Administrative Agent, then (a) no later than the fifth Business Day following the last day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, each Issuing Lender (or, in the case of clauses (b), (c) or (d) of this Section, the Issuing Lender) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by such Issuing Lender) with respect to each Letter of Credit issued by such Issuing Lender that is outstanding hereunder. In addition, each Issuing Lender shall provide notice to the Administrative Agent of its L/C Commitment, or any change thereto, promptly upon it becoming an Issuing Lender or making any change to its L/C Commitment. No failure on the part of the Issuing Lender to provide such information pursuant to this Section 2.1C(i) shall limit the obligations of the Borrower or any Revolving A Lender hereunder with respect to its reimbursement and participation obligations hereunder.
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(j)Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Documents therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Documents and as such amount may be reduced by (i) any permanent reduction of such Letter of Credit or (ii) any amount which is drawn, reimbursed and no longer available under such Letter of Credit).
2.2SWING LOANS
(a) In lieu of making Revolving A Loans, the Swing Line Lender, in its sole discretion, on the terms and subject to the conditions contained in this Agreement, may make loans (each a “Swing Loan”) to Borrower from time to time until the Revolving A Loan Maturity Date as provided herein in an aggregate amount not to exceed at any time outstanding the Swing Loan Available Credit. Each Swing Loan shall be made and repaid upon such notice as the Swing Line Lender and Borrower shall agree, except that Swing Loans may be made automatically (A) pursuant to certain cash management arrangements made from time to time by Borrower with Administrative Agent and/or (B) for the purposes described in Section 2.2(e). All Swing Loans shall be Base Rate Loans and may, at Swing Line Lender’s option, be evidenced by a promissory note. Borrower shall repay the outstanding principal balance of the Swing Loans, together with all accrued and unpaid interest and related fees on the Revolving A Loan Maturity Date. All interest due on the Swing Loans shall be payable to the Swing Line Lender.
(b) On the first Business Day of each week, the Swing Loans outstanding as of the end of the immediately preceding Business Day shall be converted to Revolving A Loans, unless the amount outstanding was less than $10,000,000 (in which event, such Swing Loans shall remain as Swing Loans). By 9:00 a.m. (Pacific Time) on the first Business Day of each week in which such a conversion is to occur, Administrative Agent shall notify each Lender of the principal amount of such outstanding Swing Loans and each Lender’s Revolving A Loan Commitment Percentage thereof. Each Lender shall, before 11:00 a.m. (Pacific Time) on such Business Day, make available to Administrative Agent, in immediately available funds, the amount of its Revolving A Loan Commitment Percentage of such principal amount of such Swing Loans.
(c) At any time upon the request of the Swing Line Lender to Administrative Agent that some or all of the Swing Loans be converted to Revolving A Loans, then, on the next Business Day, Administrative Agent shall notify each Lender of the principal amount of Swing Loans outstanding as of 9:00 a.m. (Pacific Time) on such Business Day (or of the principal amount of the Swing Loans which Swing Line Lender desires to be converted) and each Lender’s Revolving A Loan Commitment Percentage thereof. Each Lender shall, before 9:00 a.m. (Pacific Time) on the next Business Day, make available to Administrative Agent, in immediately available funds, the amount of its Revolving A Loan Commitment Percentage of such principal amount of such Swing Loans.
(d) Upon any payment by a Lender pursuant to Section 2.2(b) or (c), such Lender shall be deemed to have made a Revolving A Loan as a Base Rate Loan to Borrower, notwithstanding any failure by Borrower to satisfy the conditions contained in Section 5.2 (without regard to the minimum amount of Base Rate Loans). Administrative Agent shall use
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such funds to repay the principal amount of Swing Loans to the Swing Line Lender. With respect to the Swing Loans, after receipt of payment of principal or interest thereon, Administrative Agent will promptly distribute the same to the Swing Line Lender at its Applicable Lending Office.
(e) Lenders and Borrower agree that Swing Loans may be made to allow Administrative Agent to pay each Lender its share of fees, interest and other amounts due hereunder to the extent such fees, interest and other amounts are then due and payable.
2.3INTEREST/FEES
(a) Interest. The outstanding principal balance of each Loan shall bear interest at the Applicable Rate. The foregoing notwithstanding, the rate of interest applicable at all times during the continuation of an Event of Default shall be a fluctuating rate per annum equal to the Applicable Rate plus 200 basis points. All fees, expenses and other amounts not paid when due shall bear interest (from the date due until paid) at the highest rate described in the preceding sentence. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Governmental Rule which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Governmental Rule and the Lenders shall at Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under ~~A~~applicable ~~L~~law.
(b) Revolving A Loan Commitment Fees. Commencing on the Closing Date, Borrower shall pay to Administrative Agent, for the ratable benefit of Revolving A Lenders, a commitment fee equal to the Fee Percentage on the average daily unused portion of the Revolving A Loan Commitment of the Revolving A Lenders (other than the Defaulting Lenders, if any); provided, that the amount of outstanding Swing Loans shall not be considered usage of the Revolving A Loan Commitment for the purpose of calculating the Revolving A Loan Commitment Fee. The Revolving A Loan Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing May 31, 2020 and ending on the date upon which all Obligations (other than contingent indemnification obligations not then due) arising under the Revolving A Loan Facility shall have been indefeasibly and irrevocably paid and satisfied in full ~~and~~, the Revolving A Loan Commitment has been terminated and all Letters of Credit have been terminated or have expired (or have been Cash Collateralized). The Revolving A Loan Commitment Fee shall be distributed by Administrative Agent to the Revolving A Lenders (other than any Defaulting Lender) pro rata in accordance with such Revolving A Lenders’ respective Revolving A Loan Commitment Percentages. (i) the amount by which the total of the Revolving A Loan Commitments is greater than the average daily outstanding balance of the Revolving A Loans and the Swing Loans for the quarter or period just ended multiplied by (ii) a percentage per annum equal to the Fee Percentage.
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(c) Revolving B Loan Commitment Fees. Commencing on the Closing Date, Borrower shall pay to Administrative Agent, for the ratable benefit of Revolving B Lenders, a commitment fee equal to the Fee Percentage on the average daily unused portion of the Revolving B Loan Commitment of the Revolving B Lenders (other than the Defaulting Lenders, if any). The Revolving B Loan Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing May 31, 2020 and ending on the date upon which all Obligations (other than contingent indemnification obligations not then due) arising under the Revolving B Loan Facility shall have been indefeasibly and irrevocably paid and satisfied in full and the Revolving B Loan Commitment has been terminated. The Revolving B Loan Commitment Fee shall be distributed by Administrative Agent to the Revolving B Lenders (other than any Defaulting Lender) pro rata in accordance with such Revolving B Lenders’ respective Revolving B Loan Commitment Percentages. (i) the amount by which the total of the Revolving B Loan Commitments is greater than the average daily outstanding balance of the Revolving B Loans for the quarter or period just ended multiplied by (ii) a percentage per annum equal to the Fee Percentage.
(d) Computation and Payment. All interest and per annum fees shall be computed on the basis of a 360-day year, actual days elapsed. Interest on Base Rate Loans shall be payable monthly, in arrears, on the first day of each month and on the Applicable Maturity Date. Interest on each LIBOR Loan shall be paid on (i) the last day of its Interest Period, (ii) at the end of the third month of its Interest Period (if such period is six months in duration), (iii) on the date of any payment of principal made before the end of its Interest Period and (iv) on the Applicable Maturity Date.
2.4INTEREST OPTIONS
(a) Election. With respect to the Revolving Loans, Borrower may (i) except as otherwise provided herein, at any time when a Default is not continuing, convert all or any portion of a Base Rate Loan to a LIBOR Loan for an Interest Period designated by Borrower, and (ii) convert all or a portion of a LIBOR Loan at the end of the Interest Period applicable thereto to a Base Rate Loan or, if no Default is continuing, to a LIBOR Loan for a new Interest Period designated by Borrower, provided that if Borrower has not made the required interest rate conversion or continuation election prior to the last day of any Interest Period, Borrower shall be deemed to have elected to convert such LIBOR Loan to a Base Rate Loan. Each LIBOR Loan elected pursuant to this Section 2.4(a) must be in a minimum amount of $500,000 and in integral multiples of $100,000 and at no time shall there be more than ten (10) different Interest Periods outstanding with respect to LIBOR Loans elected pursuant to this Section 2.4(a).
(b) Notice to Administrative Agent. Borrower shall request each interest rate conversion or continuation under Section 2.4(a) by giving Administrative Agent irrevocable written notice or telephonic notice (confirmed promptly in writing), in the form of Exhibit C attached hereto (a “Notice of Conversion or Continuation”), that specifies, among other things: (i) the Loan to which such Notice of Conversion or Continuation applies; (ii) the principal amount that is the subject of such conversion or continuation; (iii) the proposed date of such conversion or continuation, which shall be a Business Day; and (iv) if such Notice pertains to a LIBOR Loan, the length of the applicable Interest Period. Any such Notice of Conversion or Continuation must be received by Administrative Agent not later than noon (Portland time) (i) at least one Business Day prior to the effective date of any Base Rate interest selection, and (ii) at
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least two Business Days prior to the effective date of any LIBOR interest selection. Administrative Agent shall promptly notify each Lender of the contents of each such Notice of Conversion or Continuation, or if timely notice is not received from Borrower prior to the last day of any Interest Period, of the automatic conversion of such LIBOR Loan to a Base Rate Loan.
(c) Subject to Section 9.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 9.1(a) or (h), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), upon the occurrence and during the continuance of any other Event of Default, (A) the Borrower shall no longer have the option to request LIBOR Loans, Swing Loans or Letters of Credit, (B) all outstanding LIBOR Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to LIBOR Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (C) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document and (D) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law.
2.5PAYMENTS GENERALLY
(a) Administrative Agent may, and Borrower hereby authorizes Administrative Agent to, debit any deposit account of Borrower with Administrative Agent for all payments of principal, interest, fees and other amounts due under the Loan Documents as they become due, provided that Administrative Agent shall first debit Borrower’s account no. ~~415960~~xxxxxx1087 with Administrative Agent, before debiting any other account.
(b) All payments to be made by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in same day funds not later than noon, Portland time, on the date specified herein. All payments received by Administrative Agent after noon, Portland time shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.
(c) Subject to the definition of “Interest Period,” if any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day.
(d) Subject to Section 9.4 (which provisions shall apply at any time an Event of Default has occurred and is continuing), if at any time insufficient funds are received by and available to Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied in the following order: (i) first, toward costs and expenses
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incurred by Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder with respect to the Revolving B Loans, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, (iii) third, toward repayment of interest and fees then due hereunder with respect to the Revolving A Loans and Swing Loans, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, (iv) fourth, toward repayment of principal then due hereunder with respect to the Revolving B Loans, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties, and (v) fifth, toward repayment of principal then due hereunder with respect to the Revolving A Loans and Swing Loans, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
(e) Unless Borrower or any Lender has notified Administrative Agent prior to the date any payment is required to be made by it to Administrative Agent hereunder, that Borrower or such Lender, as the case may be, will not make such payment, Administrative Agent may assume that Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to Administrative Agent in same day funds, then:
(i) if Borrower failed to make such payment, each Lender shall forthwith on demand repay to Administrative Agent the portion of such assumed payment that was made available to such Lender in same day funds, together with interest thereon in respect of each day from and including the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent in same day funds, at the applicable Federal Funds Rate from time to time in effect; and
(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to Administrative Agent the amount thereof in same day funds, together with interest thereon for the period from the date such amount was made available by Administrative Agent to Borrower to the date such amount is recovered by Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect. If such Lender pays such amount to Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.
A notice of Administrative Agent to any Lender with respect to any amount owing under this subsection (e) shall be conclusive, absent manifest error.
(f) If any Lender makes available to Administrative Agent funds for any Loan to be made by such Lender as provided in this Article II, and the applicable conditions in Article V are not satisfied or waived in accordance with the terms hereof, Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(g) The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any
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other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan.
(h) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
2.6FUNDING
(a) Lender Funding and Disbursement. Each Lender shall, by 1:30 PM (Portland time) on the date of each borrowing make available to Administrative Agent at Administrative Agent’s Office, in same day or immediately available funds, such Lender’s Commitment Percentage thereof. After Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article V, Administrative Agent will promptly disburse such funds in same day or immediately available funds to Borrower. Unless otherwise directed by Borrower in writing, Administrative Agent shall disburse the proceeds of each borrowing to Borrower by deposit to any demand deposit account maintained by Borrower with Administrative Agent designated by Borrower in a notice to Administrative Agent.
(b) Lender Failure to Fund. Unless Administrative Agent receives notice from a Lender on or before the date of any borrowing hereunder that such Lender will not make available to Administrative Agent such Lender’s Commitment Percentage thereof, Administrative Agent may assume that such Lender has made such portion available to Administrative Agent on the date of such borrowing in accordance with Section 2.6(a), and Administrative Agent may, in reliance upon such assumption, make available to Borrower (or otherwise disburse) on such date a corresponding amount. If any Lender does not make the amount of its Commitment Percentage of any borrowing available to Administrative Agent on the date of such borrowing, such Lender shall pay to Administrative Agent, on demand, interest which shall accrue on such amount until made available to Administrative Agent at a rate equal to the daily Federal Funds Rate. A certificate of Administrative Agent submitted to any Lender with respect to any amounts owing under this Section shall be presumptive evidence of such amounts. If any Lender’s Commitment Percentage of any borrowing is not in fact made available to Administrative Agent by such Lender within three Business Days after the date of such borrowing, Borrower shall pay to Administrative Agent, on demand, an amount equal to such Commitment Percentage together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is repaid to Administrative Agent, at the rate of interest specified in Section 2.3~~(a)~~.
(c) Lenders’ Obligations Several. The obligation of each Lender hereunder is several. The failure of any Lender to make available its Commitment Percentage of any borrowing shall not relieve any other Lender of its obligation hereunder to do so on the date requested, but no Lender shall be responsible for the failure of any other Lender to make available the Commitment Percentage to be funded by such other Lender.
2.7PRO RATA TREATMENT
(a) Borrowings. Except as otherwise provided herein, each Loan, except a Swing Loan, shall be made by or shared by each Lender in accordance with its Commitment Percentage.
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(b) Sharing of Payments, Etc. Except as otherwise provided herein, each payment of principal, interest or fees shall be made or shared among Lenders ratably. If any Lender obtains any payment (whether voluntary, involuntary, through the exercise of any right of setoff or otherwise) on account of a Loan in excess of its Commitment Percentage of payments on the Loans obtained by all Lenders, such Lender (“Purchasing Lender”) shall forthwith purchase from the other Lenders sufficient participations to cause the Purchasing Lender’s interest in the Loans to be in the same proportionate relationship with all Loans as before such payment was received; provided, however, that if all or any portion of such excess payment is thereafter recovered from the Purchasing Lender, the purchased participation shall be rescinded and each other Lender shall repay to the Purchasing Lender (i) the purchase price to the extent of such recovery together with (ii) an amount equal to such other Lender’s ratable share (according to the proportion of (A) the amount of such other Lender’s required repayment to (B) the total amount so recovered from the Purchasing Lender) of any interest or other amount paid or payable by the Purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Purchasing Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if the Purchasing Lender were the direct creditor of Borrower in the amount of such participation and, provided further, the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 3.10 or (z) any payment obtained by a Lender as consideration for the assignment of, or sale of, a participation in any of its Loans or participations in Swing Loans and Letters of Credit to any assignee or participant.
2.8STATEMENTS AND MANNER OF PAYMENT
(a)From time to time, Administrative Agent may render to Borrower a statement setting forth the balance in the loan account(s) maintained by Administrative Agent for Borrower pursuant to this Agreement, including principal, interest, fees, costs and expenses, and it is Administrative Agent’s present intention to do so once a month. Each such statement shall be subject to subsequent adjustment by Administrative Agent but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrower and conclusively binding upon Borrower as an account stated except to the extent that Administrative Agent receives notice from Borrower of any specific exceptions thereto within sixty days after the date such statement has been mailed by Administrative Agent. Until such time as Administrative Agent shall have rendered to Borrower a written statement as provided above, the balance in the loan account(s) shall be presumptive evidence of the amounts due and owing to Lenders by Borrower~~.~~

(b)Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 9.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all
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purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its Commitment Percentage in respect of the relevant Credit Facility (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swing Loans or of any fee, commission or other amounts payable to the Swing Line Lender shall be made in like manner, but for the account of the Swing Line Lender. Each payment to the Administrative Agent of the Issuing Lender’s fees or L/C Participants’ commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 3.1, 3.4, 3.5, 11.2 or 11.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by the Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 3.7(b)(ii).

2.9AUTHORIZED REPRESENTATIVES
On the Closing Date, and from time to time subsequent thereto at Borrower’s option, Borrower shall deliver to Administrative Agent a notice in substantially the form of Exhibit D attached hereto, which designates by name each of Borrower’s Authorized Representatives or amends or amends and restates all prior such notices and includes the respective specimen signatures of each additional Authorized Representative (each such notice, amendment to a previous notice or amended and restated notice, a “Notice of Authorized Representatives”). Administrative Agent shall be entitled to rely conclusively on the authority of each officer or employee designated as an Authorized Representative in the most current Notice of Authorized Representatives delivered by Borrower to Administrative Agent, to request borrowings, to select interest rate options hereunder, and to give to Administrative Agent such other notices as are specified herein as being made through one of Borrower’s Authorized Representatives, until such time as Borrower has delivered to Administrative Agent, and Administrative Agent has actual receipt of, a new Notice of Authorized Representatives. Administrative Agent shall have no duty or obligation to Borrower to verify the authenticity of any signature appearing on any Notice of Borrowing, Notice of Conversion or Continuation or any other notice from an Authorized Representative or to verify the authenticity of any person purporting to be an Authorized Representative giving any telephonic notice permitted hereby.
ARTICLE III.
TAXES, YIELD PROTECTION AND ILLEGALITY
3.1TAXES
(a)For purposes of this Section 3.1, the term “~~A~~applicable ~~L~~law” includes FATCA.
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(b)Any and all payments by or on account of any obligation of Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by ~~A~~applicable ~~L~~law. If any ~~A~~applicable ~~L~~law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with ~~A~~applicable ~~L~~law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with ~~A~~applicable ~~L~~law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)The Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.
(e)Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this paragraph (e).
(f)As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.1, such Loan Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.
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(g)Status of Lenders.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and Administrative Agent, at the time or times reasonably requested by the Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or Administrative Agent, shall deliver such other documentation prescribed by ~~A~~applicable ~~L~~law or reasonably requested by the Borrower or Administrative Agent as will enable the Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.1(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:
(A)any Lender that is a U.S. Person shall deliver to the Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
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(2)executed copies of IRS Form W-8ECI;
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E; or
(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or Administrative Agent), executed copies of any other form prescribed by ~~A~~applicable ~~L~~law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by ~~A~~applicable ~~L~~law to permit the Borrower or Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or Administrative Agent such documentation prescribed by ~~A~~applicable ~~L~~law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or Administrative Agent as may be necessary for the Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold
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from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and Administrative Agent in writing of its legal inability to do so.
(h)If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.1 (including by the payment of additional amounts pursuant to this Section 3.1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i) Survival. Each party’s obligations under this Section 3.1 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
3.2ILLEGALITY
If any Lender determines that any Governmental Rule has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Applicable Lending Office to make, maintain or fund LIBOR Loans, or to determine or charge interest rates based upon LIBOR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take, U.S. Dollar deposits in the London interbank market, in each case after the date hereof, then, on notice thereof by such Lender to Borrower through Administrative Agent, any obligation of such Lender to make or continue LIBOR Loans or to convert Base Rate Loans to LIBOR Loans shall be suspended until such Lender notifies Administrative Agent and Borrower that the circumstances giving rise to such determination no longer exist. Promptly upon making any such determination, such Lender shall provide notice thereof to Borrower (with a copy to Administrative Agent), and upon receipt of such notice, Borrower shall, within three (3) Business Days of receipt of written notice from such Lender, prepay or convert all such LIBOR Loans of such Lender to Base Rate Loans, either on
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the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Loans. Upon any such prepayment or conversion, Borrower shall also pay interest on the amount so prepaid or converted. Each Lender agrees to designate a different Applicable Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.
3.3INABILITY TO DETERMINE RATES
        Unless and until a Benchmark Rate is implemented in accordance with Section 3.8 below, if Administrative Agent determines in connection with any request for a LIBOR Loan or a conversion to or continuation of a LIBOR Loan that (a) U.S. Dollar deposits are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such LIBOR Loan, (b) adequate and reasonable means do not exist for determining LIBOR for such Loan, or (c) LIBOR does not adequately and fairly reflect the cost to the Lenders of funding such Loan, Administrative Agent will promptly so notify Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain LIBOR Loans shall be suspended until Administrative Agent notifies Borrower and all Lenders that it has revoked such notice. Upon receipt of such notice, Borrower may revoke any pending request for a LIBOR Loan, conversion or continuation of LIBOR Loans or, failing that, will be deemed to have converted such request into a request for a Base Rate Loan in the amount specified therein.
3.4INCREASED COSTS
(a)If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate);
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or LIBOR Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, the Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the Issuing Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, the Issuing Lender or other Recipient, the Borrower shall promptly pay
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to any such Lender the Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.
(b)If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or ~~its Applicable~~the Issuing Lender or any Lending Office ~~or the lending office~~ of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Revolving A Loan Commitment ~~or~~of such Lender, Revolving B Loan Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swing Loans held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon written request of such Lender~~,~~ or the Issuing Lender the Borrower shall promptly pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered. It is acknowledged that this Agreement is being entered into by the Lenders on the understanding that the Lenders will not be required to maintain capital against their Revolving A Loan Commitment or Revolving B Loan Commitment, as applicable, under current ~~A~~applicable ~~L~~laws, regulations and regulatory guidelines. In the event the Lenders shall be advised by any Governmental Authority or shall otherwise determine on the basis of pronouncements of any Governmental Authority that such understanding is incorrect, it is agreed that the Lenders will be entitled to make claims under this Section (each such claim to be made within a reasonable period of time after the period to which it relates) based upon market requirements prevailing on the date hereof for commitments under comparable credit facilities against which capital is required to be maintained.
(c)A certificate of a Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)Failure or delay on the part of any Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such other Recipient’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or such other Recipient, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
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(e)All of the obligations of the Loan Parties under this Section 3.4 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
3.5INDEMNITY FOR FUNDING LOSSES
Except as otherwise provided in this Agreement, following receipt by Borrower from any Lender of a certificate of such Lender in accordance with the last paragraph in this Section 3.5, Borrower, on demand, shall compensate such Lender for, and hold such Lender harmless from, any loss, cost or expense incurred by it as a result of:
(a)any continuation, conversion, payment or prepayment of any LIBOR Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or
(b)any failure by Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any LIBOR Loan on the date or in the amount notified by Borrower;
including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such LIBOR Loan or from fees payable to terminate the deposits from which such funds were obtained, as determined by Administrative Agent in its sole discretion. Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by Borrower to the Lenders under this Section 3.5, each Lender shall be deemed to have funded each LIBOR Loan made by it at LIBOR for such Loan by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such LIBOR Loan was in fact so funded.
(c)The amount of any loss, cost or expense compensable by Borrower to any Lender pursuant to this Section 3.5 shall be determined by such Lender, who shall notify Borrower (with a copy to Administrative Agent) in the form of a certificate of such Lender stating that the calculations set forth therein are in accordance with the terms of this Agreement and setting forth in reasonable detail the basis for such calculations, such certificate being conclusive and binding for all purposes absent manifest error. The amount set forth in such certificate shall be payable by Borrower on the thirtieth (30th) day following delivery of such certificate to Borrower. In determining such amount, Administrative Agent or such Lender may use any reasonable averaging and attribution methods.
3.6SURVIVAL
All of Borrower’s obligations under this Article III shall survive termination of the Commitments and repayment of all other Obligations.
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3.7DEFAULTING LENDERS
(a)If (i) a Lender becomes a Defaulting Lender, or a Lender (a “Non-Consenting Lender”) refuses to consent to an amendment, modification or waiver of this Credit Agreement that, pursuant to Section 11.4, requires consent of 100% of the Lenders or 100% of the Lenders with Obligations directly affected, or a Lender imposes charges, costs and expenses unacceptable to Borrower under Section 3.4 (any such Defaulting Lender, Non-Consenting Lender or other Lender, a “Subject Lender”), (ii) no Default shall have occurred and be continuing, (iii) Borrower has obtained a commitment from another Lender or an Eligible Assignee (as defined in Section 11.~~5~~7(h)), to purchase at par the Subject Lender’s Loans and assume the Subject Lender’s Commitments and all other obligations of the Subject Lender hereunder, and (iv) any such Lender or Eligible Assignee is approved by Administrative Agent, such approval not to be unreasonably withheld, then Borrower may require the Subject Lender to assign any or all of its Loans and Commitments to such other Lender, Lenders, Eligible Assignee or Eligible Assignees pursuant to the provisions of Section 11.~~5~~7; provided, that, prior to or concurrently with such replacement, (A) the Subject Lender shall have received payment in full of all principal, interest, fees and other amounts owing to such Subject Lender through such date of replacement in respect of the applicable portion of the Subject Lender’s Commitments to be assigned and a release from its obligations (relating to the assigned portion) under the Loan Documents, (B) the processing fee, if any, required to be paid under Section 11.~~5~~7 shall have been paid to the Administrative Agent, (C) all of the requirements for such assignment contained in Section 11.~~5~~7, including the consent of the Administrative Agent and the receipt by the Administrative Agent of an executed Assignment and Assumption and other supporting documents, have been fulfilled, and (D) if such Subject Lender is a Non-Consenting Lender, each assignee shall consent, at the time of such assignment, to each matter in respect of which such Subject Lender was a Non-Consenting Lender and Borrower also requires each other Subject Lender that is a Non-Consenting Lender to assign its Loans and Commitments.
(b)Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by ~~A~~applicable ~~L~~law:
(i)Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders”, “Required Revolving A Lenders”, “Required Revolving B Lenders” and Section 11.4.
(ii)Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 11.~~6~~8 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender or the Swing Line Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the Issuing Lender and the Swing Line Lender with respect to such Defaulting Lender in accordance with Section 3.10; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the
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funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and (B) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 3.10; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Letters of Credit or Swing Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit or Swing Loans were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit or Swing Loans owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit or Swing Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Loans are held by the Lenders pro rata in accordance with the Revolving Credit Commitments under the applicable Revolving Credit Facility without giving effect to Section 3.7(b)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 3.7(b)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)Certain Fees.
(A)No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(B)Each Defaulting Lender shall be entitled to receive Letter of Credit commissions pursuant to Section 2.1C(c) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving A Loan Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 3.10.
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(C)~~(B)~~ With respect to any Commitment Fee or Letter of Credit commission not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to the Issuing Lender and the Swing Line Lender the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Issuing Lender’s and Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee.
(iv)Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitments. Subject to Section 11.2~~0~~2, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)Cash Collateral, Repayment of Swing Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, repay Swing Loans in an amount equal to the Swing Line ~~Lenders’~~Lender’s Fronting Exposure and (y) second, Cash Collateralize the Issuing Lender’s Fronting Exposure.
(c)If the Borrower, Administrative Agent, and the Swing Line Lender agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable Revolving Credit Facility (without giving effect to Section 3.7(b)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
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3.8CHANGED CIRCUMSTANCES
(a)Unless and until a Benchmark Replacement is implemented in accordance with clause (c) below, in connection with any request for a LIBOR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Loan, (ii) Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the LIBOR Rate for such Interest Period with respect to a proposed LIBOR Loan or (iii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period, then Administrative Agent shall promptly give notice thereof to the Borrower. Thereafter, until Administrative Agent notifies the Borrower that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Loans and the right of the Borrower to convert any Loan to or continue any Loan as a LIBOR Loan shall be suspended, and the Borrower shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Loan together with accrued interest thereon (subject to Section 2.3(a)), on the last day of the then current Interest Period applicable to such LIBOR Loan; or (B) convert the then outstanding principal amount of each such LIBOR Loan to a Base Rate Loan as of the last day of such Interest Period.
(b)If, after the date hereof, the introduction of, or any change in, any ~~A~~applicable ~~L~~law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Applicable Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Applicable Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Loan, such Lender shall promptly give notice thereof to Administrative Agent and Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Loans, and the right of the Borrower to convert any Loan to a LIBOR Loan or continue any Loan as a LIBOR Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Loan to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period.
(c)Effect of Benchmark Transition Event.
(i)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Administrative Agent has posted such proposed
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amendment to all Lenders and the Borrower so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 3.8(c) will occur prior to the applicable Benchmark Transition Start Date.
(ii)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(iii)Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or Lenders pursuant to this Section 3.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.8(c).
(iv)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a LIBOR Loan of, conversion to or continuation of LIBOR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of the Base Rate based upon LIBOR will not be used in any determination of the Base Rate.
3.9INCREMENTAL INCREASES.
(a)At any time after the Closing Date, upon written notice to Administrative Agent, the Borrower may, from time to time, request one or more increases in the Revolving B Loan Commitments (each, an “Incremental Increase”); provided that (A) the aggregate initial principal amount of such requested Incremental Increase shall not exceed the Incremental Facilities Limit, (B) any such Incremental Increase shall be in a minimum amount of $5,000,000 (or such lesser amount as agreed to by Administrative Agent) or, if less, the remaining amount of the Incremental Facilities Limit, (C) no Lender will be required otherwise obligated to provide any
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portion of such Incremental Increase and (D) no more than five (5) Incremental Increases shall be permitted to be requested during the term of this Agreement.
(b)Each notice from the Borrower pursuant to this Section 3.9 shall set forth the requested amount and proposed terms of the relevant Incremental Increase. Incremental Increases may be provided by any existing Lender or by any other Persons (each such Lender or other Person, an “Incremental Lender”); provided that Administrative Agent and/or the Swing Line Lender, as applicable, shall have consented (not to be unreasonably withheld or delayed) to such Incremental Lender’s providing such Incremental Increases to the extent any such consent would be required under Section 11.~~5~~7 for an assignment of Loans or Commitments, as applicable, to such Incremental Lender. At the time of sending such notice, the Borrower (in consultation with Administrative Agent) shall specify the time period within which each proposed Incremental Lender is requested to respond, which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the proposed Incremental Lenders (or such shorter period as agreed to by Administrative Agent). Each proposed Incremental Lender may elect or decline, in its sole discretion, and shall notify Administrative Agent within such time period whether it agrees, to provide an Incremental Increase and, if so, whether by an amount equal to, greater than or less than requested. Any Person not responding within such time period shall be deemed to have declined to provide an Incremental Increase.
(c)Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Incremental Increase (limited in the case of the Incremental Lenders to their own respective allocations thereof). Administrative Agent shall promptly notify the Borrower and the Incremental Lenders of the final allocation of such Incremental Increases and the Increase Effective Date.
(d)The terms of each Incremental Increase (which shall be set forth in the relevant Incremental Amendment) shall be determined by the Borrower and the applicable Incremental Lenders; provided that:
(i)each such Incremental Increase shall have the same terms, including maturity, Applicable Rate and Commitment Fees, as the Revolving B Loan Facility; provided that (x) any upfront fees payable by the Borrower to the Lenders under any Incremental Increases may differ from those payable under the then existing Revolving B Loan Commitments and (y) the Applicable Rate or Commitment Fees or interest rate floor applicable to any Incremental Increase may be higher than the Applicable Rate or Commitment Fees or interest rate floor applicable to the Revolving B Loan Facility if the Applicable Rate or Commitment Fees or interest rate floor applicable to the Revolving B Loan Facility are increased to equal the Applicable Rate and Commitment Fees and interest rate floor applicable to such Incremental Increase; and
(ii)the outstanding Revolving B Loans will be reallocated by Administrative Agent on the applicable Increase Effective Date among the Revolving B Lenders (including the Incremental Lenders providing such Incremental Increase) in accordance with their revised Revolving B Loan Commitment Percentages (and the Revolving B Lenders (including the Incremental Lenders providing such Incremental Increase) agree to make all payments and adjustments necessary to effect such reallocation and the
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Borrower shall pay any and all costs required pursuant to Section 3.5 in connection with such reallocation as if such reallocation were a repayment); and
(iii)each Incremental Increase shall constitute Obligations of the Borrower and will be guaranteed by the Guarantors and secured on a pari passu basis with the other Secured Obligations.
(e)Any Incremental Increase shall become effective as of such Increase Effective Date and shall be subject to the following conditions precedent:
(i)no Default or Event of Default shall exist on such Increase Effective Date immediately prior to or after giving effect to (A) such Incremental Increase or (B) the making of the initial advances pursuant thereto;
(ii)all of the representations and warranties set forth in Article IV shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of such Increase Effective Date, or if such representation speaks as of an earlier date, as of such earlier date;
(iii)Administrative Agent shall have received from the Borrower, a Compliance Certificate demonstrating that the Borrower is in compliance with the financial covenants set forth in Article VIII, both before and after giving effect on a pro forma basis to the incurrence of any such Incremental Increase (and assuming that any such Incremental Increase is fully drawn) and any Permitted Acquisition, refinancing of Indebtedness or other event consummated in connection therewith giving rise to a pro forma basis adjustment;
(iv)the Loan Parties shall have executed an Incremental Amendment in form and substance reasonably acceptable to the Borrower and the applicable Incremental Lenders; and
(v)Administrative Agent shall have received from the Borrower, any customary legal opinions or other documents (including a resolution duly adopted by the board of directors (or equivalent governing body) of each Loan Party authorizing such Incremental Increase), reasonably requested by Administrative Agent in connection with such Incremental Increase.
(f)Each such Incremental Increase shall be effected pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Loan Parties, Administrative Agent and the applicable Incremental Lenders, which Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of Administrative Agent, to effect the provisions of this Section 3.9.
(g)The proceeds of any Incremental Increase may be used by the Borrower and its Subsidiaries for working capital and other general corporate purposes, including the financing of
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Permitted Acquisitions and other Investments permitted hereunder and any other use not prohibited by this Agreement.
3.10~~Cash Collateral~~CASH COLLATERAL.
(a)At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of Administrative Agent, the Issuing Lender or the Swing Line Lender (with a copy to Administrative Agent), the Borrower shall either repay, in full, the outstanding principal balance of the Swing Loans or Cash Collateralize the Fronting Exposure of the Issuing Lender and/or the Swing Line Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to Section 3.7 and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.
(b)~~(a)~~ The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to Administrative Agent, for the benefit of the Issuing Lender, the Swing Line Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations, Swing Loans, to be applied pursuant to subsection (b) below. If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent, the Issuing Lender, the Swing Line Lender as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).
(c)~~(b)~~ Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, Cash Collateral provided under this Section 3.10 in respect of Swing Loans and Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swing Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(d)~~(c)~~ Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of the Issuing Lender and/or the Swing Line Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 3.10 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by Administrative Agent, the Issuing Lender and the Swing Line Lender that there exists excess Cash Collateral; provided that, subject to Section 3.7, the Person providing Cash Collateral, the Issuing Lenders and the Swing Line Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.
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3.11ADMINISTRATIVE AGENT’S CLAWBACK.
(a)Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of Base Rate Loans, not later than 12:00 noon on the date of any proposed borrowing and (ii) otherwise, prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available in accordance with this Agreement and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the daily average Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(b)Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, the Issuing Lender or the Swingline Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the Issuing Lender or the Swingline Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, the Issuing Lender or the Swingline Lender, as the case maybe, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, the Issuing Lender or the Swingline Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(c)Nature of Obligations of Lenders. The obligations of the Lenders under this Agreement to make the Loans, to issue or participate in Letters of Credit and to make payments under this Section, Section 5.11(e), Section 12.3(c) or Section 12.7, as applicable, are several and are not joint or joint and several. The failure of any Lender to make available its Commitment Percentage of any Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the
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borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
Borrower makes the following representations and warranties to Administrative Agent and Lenders, subject to the exceptions set forth on the Disclosure Schedule, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the performance and indefeasible payment in full, in cash, of all Obligations:
4.1LEGAL STATUS; SUBSIDIARIES
Borrower and each Subsidiary is duly organized and validly existing in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all Permits and other approvals necessary to own and hold under lease its property and to conduct its business substantially as currently conducted by it, except where the failure to be so organized and existing, have so qualified, or have such power, authority or Permit could not reasonably be expected to have a Material Adverse Effect. Section 4.1 of the Disclosure Schedule identifies all Material Subsidiaries and other Subsidiaries as of the Closing Date.
4.2DUE AUTHORIZATION; NO VIOLATION
The execution, delivery and performance by each Loan Party of the Loan Documents executed or to be executed by it are within such Loan Party’s powers, have been duly authorized by all necessary entity action, and do not (a) contravene such Loan Party’s Organization Documents; (b) contravene any contractual restriction or Governmental Rule binding on or affecting such Loan Party; or (c) result in, or require the creation or imposition of, any Lien on such Loan Party’s property, except Liens for the benefit of Lenders.
4.3CONSENTS OR APPROVAL, REGULATION
No consent, authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by any Loan Party of the Loan Documents to which it is a party. Neither Borrower nor any Subsidiary is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended. Neither Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, Regulation U or X of the Board of Governors of the Federal Reserve System.
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4.4VALIDITY; ENFORCEABILITY
This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party. The Loan Documents executed by each Loan Party constitute, the legal, valid and binding obligations of such Loan Party enforceable in accordance with their respective terms.
4.5FINANCIAL INFORMATION
The consolidated financial statements of Borrower and each Subsidiary dated as of December 31, 2019 heretofore delivered by Borrower to Administrative Agent (a) present fairly in all material respects the financial condition and results of operations of Borrower and the Subsidiaries, (b) disclose, by footnotes or otherwise, all liabilities of Borrower and the Subsidiaries that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent, and (c) have been prepared in accordance with GAAP consistently applied. Except as disclosed to Administrative Agent pursuant to Section 6.3, since the date of such financial statements there has been no change or changes that have resulted in, or could reasonably be expected to result in, a Material Adverse Effect.
4.6TAXES
Borrower does not have any knowledge of any pending assessments or adjustments of any federal, state, local and foreign income tax payable by it or by any Subsidiary with respect to any year, the payment of which could reasonably be expected to have a Material Adverse Effect.
4.7LITIGATION, LABOR CONTROVERSIES
There is no pending or, to the knowledge of Borrower, threatened litigation, action, proceeding, claims, disputes, investigations or labor controversy affecting Borrower or any Subsidiary, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, neither Borrower nor any Material Subsidiary is a party to, or has any obligations under, any collective bargaining agreement.
4.8TITLE TO PROPERTY, LIENS
Borrower has good, indefeasible and merchantable title to and ownership of its assets, free and clear of all Liens except Permitted Liens (including the existing Liens set forth in Section 4.8 of the Disclosure Schedule), except for such defects as could not reasonably be expected to have a Material Adverse Effect individually or in the aggregate.
4.9ERISA COMPLIANCE
(a) Except as could not reasonably be expected to have a Material Adverse Effect : (i) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Government Rules; (ii) each Plan that is intended to qualify under Section 401(a) of the Code (A) has received a favorable determination letter from the IRS, (B) an application for such a letter is currently being processed by the IRS with respect thereto, or (C) utilizes a prototype or volume submitter plan that is the subject of a favorable opinion or advisory letter
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issued by the IRS to sponsor of such prototype or volume submitter plan, and, to the best of Borrower’s knowledge, nothing has occurred which would prevent, or cause the loss of, such qualification.
(b) There are no pending or, to the best of Borrower’s knowledge, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c) No ERISA Event has occurred, and neither Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that, either individually or in the aggregate, could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
(d) Except as could not reasonably be expected to have a Material Adverse Effect, no Pension Plan has any Unfunded Pension Liability.
(e) Except as could not reasonably be expected to have a Material Adverse Effect, (i) to the extent applicable, each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable requirements of law and has been maintained, where required, in good standing with applicable regulatory authorities; (ii) neither Borrower nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan; and (iii) the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended fiscal year of Borrower or Subsidiary, as applicable, on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by a material amount, and for each Foreign Plan that is not funded, the obligations of such Foreign Plan are properly accrued.
(f) As of the Closing Date, the Borrower is not and will not be using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to the Borrower’s entrance into, participation in, administration of and performance of the Loans, ~~any~~the ~~l~~Letters of ~~c~~Credit, the Commitments or this Agreement;
4.10OTHER OBLIGATIONS
Neither Borrower nor any Subsidiary is in default with respect to any of its Contractual Obligations, default of which could reasonably be expected to result in a Material Adverse Effect.
4.11ENVIRONMENTAL MATTERS
Borrower and each Subsidiary is in compliance in all material respects with all Environmental Laws applicable to it, other than such noncompliance as in the aggregate could not reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any Subsidiary (a) knows of any basis for any permit, license or other approval required under any Environmental Law to be revoked, canceled, limited, terminated, modified, appealed or
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otherwise challenged, (b) has or could reasonably be expected to become subject to any Environmental Liabilities and Costs, or (c) has received notice that it is the subject of any federal or state investigation evaluating whether any Remedial Action is needed, except for such notices received that in the aggregate do not refer to Remedial Actions that could reasonably be expected to result in a Material Adverse Effect. There have been no Releases by Borrower or Subsidiary that could reasonably be expected to result in a Material Adverse Effect.
4.12NO DEFAULTS
No facts or circumstances exist which would constitute a breach of any obligation, representation or warranty of Borrower hereunder if this Agreement were in effect immediately prior to Borrower’s execution hereof.
4.13INSURANCE
Borrower and each Subsidiary maintains insurance with financially sound and reputable insurance companies not Affiliates of Borrower in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar business as Borrower or the applicable Subsidiary), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where they operate.
4.14FORCE MAJEURE
Neither Borrower’s nor any Subsidiary’s business or properties is suffering from the effects of any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), other than those the consequences of which in the aggregate could not reasonably be expected to have a Material Adverse Effect.
4.15INTELLECTUAL PROPERTY
Borrower and each Subsidiary owns or licenses or otherwise has the right to use all material licenses, Permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights and general intangibles that are necessary for the operation of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, including all trade names, which infringement or conflict could reasonably be expected to have a Material Adverse Effect. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Borrower or any Subsidiary infringes or conflicts with any rights owned by any other Person, which infringement or conflict could reasonably be expected to have a Material Adverse Effect, and no claim or litigation regarding any of the foregoing is pending or, to Borrower’s knowledge, threatened, the existence of which could reasonably be expected to have a Material Adverse Effect. No patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to Borrower’s knowledge, proposed, other than those the consequences of which in the aggregate could not reasonably be expected to have a Material Adverse Effect.
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4.16SOLVENCY
Borrower has received consideration that is the reasonably equivalent value of the obligations and liabilities that it has incurred to Lenders. Each Loan Party is not insolvent as defined in any applicable state or federal statute, nor will it be rendered insolvent by the execution and delivery of this Agreement or the other Loan Documents. No Loan Party intends to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature. Each Loan Party has capital reasonably sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.
4.17FISCAL PERIODS
Borrower’s fiscal year ends on December 31.
4.18COMPLIANCE WITH LAW
Borrower and each Subsidiary is in compliance with all Governmental Rules, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
4.19SANCTIONS; ANTI-CORRUPTION
(a) None of Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any director, officer, employee, agent, or affiliate of Borrower or any of its Subsidiaries is an individual or entity (“person”) that is, or is owned 50% or more, individually or in the aggregate, or controlled by persons that are: (i) the target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions.
(b) Borrower, its Subsidiaries and, to the knowledge of Borrower, their respective directors, officers and employees and agents, are in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in all material respects. Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws.
(c) Neither the advance of the Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or the FCPA. Furthermore, none of the Borrowers or their Affiliates (i) is or will become a “blocked person” as described in any Executive Order, the Trading With the Enemy Act or by OFAC or (ii) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.
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4.20DISCLOSURE
(a)  Borrower has disclosed to Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which Borrower or any of its Subsidiaries is subject, and all other matters known to it, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The reports, financial statements, certificates and other written information (other than projected or pro forma financial information) furnished by or on behalf of Borrower to Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected or pro forma financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material).
(b)  The information included in the Beneficial Ownership Certification most recently provided to Administrative Agent is true and correct in all respects.
4.21Affected Financial Institutions. No Loan Party is an Affected Financial Institution.
ARTICLE V.
CONDITIONS
5.1CONDITIONS OF INITIAL EXTENSION OF CREDIT
The obligation of Lenders to extend any credit contemplated by this Agreement is subject to the fulfillment to Administrative Agent’s satisfaction of all of the following conditions:
(a) Documentation. Administrative Agent shall have received, in form and substance satisfactory to it, each of the following duly executed:
(i) this Agreement, the Notes, the Guaranty signed by each Material Subsidiary, the Collateral Agreement and, if Loans are to be made on the Closing Date, the initial Notice of Borrowing and a disbursement direction letter regarding the proceeds of any Loans to be disbursed on the Closing Date;
(ii) Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to Administrative Agent:

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(A)Officer’s Certificate. A certificate from a Responsible Officer of the Borrower substantially in the form attached as Exhibit J to the effect that (A) all representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); (B) none of the Loan Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents; (C) after giving effect to the Loans to be made on the Closing Date, and the payment of all fees and expenses payable on the Closing Date, no Default or Event of Default has occurred and is continuing; (D) since December 31, 2019, no event has occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect, provided that with respect to clause (a) of the definition of “Material Adverse Effect", the impacts of COVID-19 on the business, operations or financial condition of the Borrower or any of its Subsidiaries that occurred, or were reasonably expected to occur, and were disclosed to Administrative Agent in writing prior to the ~~Closing~~First Amendment Date will be disregarded; and (E) each of the Loan Parties, as applicable, has satisfied each of the conditions set forth in Section 5.1 and Section 5.2.
(B)Certificate of Secretary of each Loan Party. A certificate of the Secretary or Assistant Secretary of each Loan Party certifying as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Loan Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or governing documents of such Loan Party as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 5.1(a)(iv).
(iv)  Certificates as of a recent date of the good standing of each Loan Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable;
(v) Opinions of counsel to the Loan Parties addressed to Administrative Agent and the Lenders with respect to the Loan Parties, the Loan Documents and such other matters as Administrative Agent shall request; and
(vi) such other documents as Administrative Agent and each Lender may reasonably require.
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(b) Personal Property Collateral.
(i)Subject to the limitations and qualifications in the Security Documents, Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of Administrative Agent, on behalf of the Secured Parties, in the Collateral and Administrative Agent shall have received evidence reasonably satisfactory to Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to Permitted Liens).
(ii)Administrative Agent shall have received (A) original stock certificates or other certificates evidencing the certificated equity interests pledged pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Security Documents together with an undated allonge for each such promissory note duly executed in blank by the holder thereof.
(iii)Administrative Agent shall have received the results of a Lien search (including a search as to judgments, pending litigation, bankruptcy, tax and intellectual property matters), in form and substance reasonably satisfactory thereto, made against the Loan Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Loan Party, indicating among other things that the assets of each such Loan Party are free and clear of any Lien (except for Permitted Liens).
(iv)Administrative Agent shall have received, in each case in form and substance reasonably satisfactory to Administrative Agent, evidence of property, business interruption and liability insurance covering each Loan Party (with appropriate endorsements naming Administrative Agent as lender’s loss payee (and mortgagee, as applicable) on all policies for property hazard insurance and as additional insured on all policies for liability insurance), and if requested by Administrative Agent, copies of such insurance policies.
(c) Financial Condition. There is no event or circumstance that can reasonably be expected to have a Material Adverse Effect, provided that with respect to clause (a) of the definition of “Material Adverse Effect", the impacts of COVID-19 on the business, operations or financial condition of the Borrower or any of its Subsidiaries that occurred, or were reasonably expected to occur, and were disclosed to Administrative Agent in writing prior to the Closing Date will be disregarded.
(d) Fees and Expenses. Borrower shall have paid all fees and invoiced costs and expenses then due pursuant to the terms of this Agreement.
(e) KYC Information.
(i)  Upon the reasonable request of any Lender made at least five Business Days prior to the Closing Date, Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know
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your customer” and anti-money-laundering rules and regulations, including the Patriot Act, in each case at least five days prior to the Closing Date.
(ii)  At least five days prior to the Closing Date, if Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification to Administrative Agent.
5.2CONDITIONS OF EACH EXTENSION OF CREDIT
The obligation of each Lender to make any credit available under the Loan Documents (including the Loans made by such Lender on the Closing Date), including the issuance of any Letter of Credit, shall be subject to the further conditions precedent that:
(a) the following statements shall be true on the date such credit is advanced, both before and after giving effect thereto and to the application of the proceeds therefrom, and the acceptance by Borrower of the proceeds of such credit shall constitute a representation and warranty by Borrower that on the date such credit is advanced such statements are true:
(i) the representations and warranties of the Loan Parties contained in the Loan Documents are correct in all material respects on and as of such date as though made on and as of such date or, as to those representations and warranties limited by their terms to a specified date, were correct in all material respects on and as of such date, except that the representations and warranties made under Section 4.5 shall be deemed to refer to the most recent financial statements furnished to Administrative Agent under Section 6.3; and
(ii) no Default or Event of Default is continuing or would result from the credit being advanced (including any Letter of Credit being issued);
(b) advancing such credit on such date does not violate any Governmental Rule and is not enjoined, temporarily, preliminarily or permanently;
(c) Administrative Agent shall have received such additional documents, information and materials as any Lender, through Administrative Agent, may reasonably request; ~~and~~
(d) no event or circumstance exists that could reasonably be expected to have a Material Adverse Effect, provided that with respect to clause (a) of the definition of “Material Adverse Effect", the impacts of COVID-19 on the business, operations or financial condition of the Borrower or any of its Subsidiaries that occurred, or were reasonably expected to occur, and were disclosed to Administrative Agent in writing prior to the ~~Closing~~First Amendment Date will be disregarded; and
(e) So long as any Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Loan and (ii) the Issuing Lender shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.
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ARTICLE VI.
AFFIRMATIVE COVENANTS
Borrower covenants that until performance and indefeasible payment in full, in cash, of all Obligations ~~and~~, the termination of the Commitments, and the termination or expiration of all Letters of Credit, Borrower shall, and shall (except in the case of covenants in Sections 6.3, 6.8 and 6.17) cause each Subsidiary to:
6.1PAYMENTS
Pay all principal, interest, fees and other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein.
6.2ACCOUNTING RECORDS
Keep, and cause each Subsidiary to keep, accurate books and records of its financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with GAAP.
6.3INFORMATION AND REPORTS
Provide to Administrative Agent all of the following, in form and detail reasonably satisfactory to Administrative Agent and with sufficient copies for distribution to all Lenders:
(i) as soon as available, but in any event within ninety days after the end of each fiscal year of Borrower, a consolidated balance sheet of Borrower and the Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, together with a certification by a Responsible Officer of Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Borrower and the Subsidiaries, which certification shall be in substantially the form of Exhibit E attached hereto and shall include the calculations required to establish compliance by Borrower with the covenants set forth in Article VIII, together with all supporting schedules and information requested by Administrative Agent to support Borrower’s calculation of the Restructuring Expenses;
(ii) as soon as available, but in any event within sixty days after the end of each of the first three fiscal quarters of each fiscal year of Borrower, a consolidated balance sheet of Borrower and the Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations for such fiscal quarter and for the portion of Borrower’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of Borrower’s fiscal
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year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Borrower and the Subsidiaries in accordance with GAAP, subject only to changes resulting from normal year-end audit adjustments and the absence of footnotes, which certification shall be in substantially the form of Exhibit E attached hereto and shall include the calculations required to establish compliance by Borrower with the covenants set forth in Article VIII, together with all supporting schedules and information requested by Administrative Agent to support Borrower’s calculation of the Restructuring Expenses;
(iii) promptly after the sending or filing thereof, either hard or electronic copies or a link to electronic copies of all communications which Borrower sends generally to any class of its security holders (other than a notice consisting solely of the time and place of an annual meeting), and all reports and registration statements that Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange and as to any information contained in materials furnished pursuant to this item (iii), Borrower shall not be separately required to furnish such information under items (i) or (ii) above; ~~and~~
(iv) as soon as available, but in any event within 45 days after the end of each calendar month ending July 31, 2020 through December 31, 2020, a duly completed Covenant Compliance Certificate that, among other things, (i) states that no Default or Event of Default is continuing as of the date of delivery of such Covenant Compliance Certificate or, if a Default or Event of Default is continuing, states the nature thereof and the action that the Borrower proposes to take with respect thereto and (ii) demonstrates compliance with the financial covenant set forth in Section 8.4, as of the last day of the applicable calendar month in form and substance satisfactory to the Administrative Agent in its sole discretion; and
(v) from time to time such other information as Administrative Agent may reasonably request, which may include budgets, forecasts, projections, information and documentation reasonably requested by Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Patriot Act, Beneficial Ownership Regulation, and applicable anti-money laundering laws, and other information respecting the business of Borrower or any Subsidiary. In addition, Administrative Agent and each Lender shall have the right to periodically conduct due diligence on Borrower and its Subsidiaries their senior management and key principals and legal and beneficial owners. Borrower agrees to cooperate in respect of the conduct of such due diligence and further agrees that the reasonable costs and charges for any such due diligence by Administrative Agent shall be for the account of Borrower.
6.4COMPLIANCE WITH LAW
Comply in all material respects, and cause each Subsidiary to comply in all material respects, with all Governmental Rules and Permits, other than such noncompliance the
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consequences of which in the aggregate could not reasonably be expected to have a Material Adverse Effect.
6.5INSURANCE
Maintain, and cause each Subsidiary to maintain, insurance with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar business as Borrower or the applicable Subsidiary), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities ~~where Borrower operates~~in which they operate.
6.6FACILITIES
Keep, and cause each Subsidiary to keep, all properties and equipment useful or necessary to its business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that such property and equipment shall be fully and efficiently preserved and maintained, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.7TAXES AND OTHER LIABILITIES
Pay and discharge, and cause each Subsidiary to pay and discharge, when due all its tax liabilities, assessments and governmental charges, except such as Borrower or, as applicable, a Subsidiary, may in good faith contest or as to which a bona fide dispute may arise, and for which Borrower has made provision for adequate reserves in accordance with GAAP in all of the foregoing cases, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.8NOTICE TO ADMINISTRATIVE AGENT
Promptly (but in no event more than ten Business Days after a Responsible Officer has knowledge of the occurrence of each such event or matter) give notice to Administrative Agent in reasonable detail of: (i) the occurrence of any Default; (ii) any termination or cancellation of any insurance policy which Borrower or Subsidiary is required to maintain to preserve as true and correct the representations of Section 4.13 as though remade at such time of evaluation, unless such policy is replaced without any break in coverage with an equivalent or better policy; (iii) any uninsured or partially uninsured loss in excess of $50,000,000 during any twelve month period; (iv) any change in the form or jurisdiction of organization of Borrower; (v) the commencement of any labor controversy, litigation, action or proceeding of the type described in Section 4.7; (vi) any ERISA Event; (vii) the occurrence of any event that could reasonably be expected to have a Material Adverse Effect; (viii) Borrower or any Subsidiary entering into a credit facility under which $50,000,000 (or the equivalent of such amount if denominated in a currency other than U.S. Dollar) or more is advanced or available to be borrowed; (ix) any material change in accounting or financial reporting practices by Borrower or any Subsidiary other than as required by a Governmental Authority or a change in GAAP or otherwise promulgated by FASB; and (x) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.
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6.9CONDUCT OF BUSINESS
Except as otherwise permitted by this Agreement or where the failure could not reasonably be expected to have a Material Adverse Effect, (a) conduct, and cause each Subsidiary to conduct, its business in the ordinary course and (b) use, and cause each Subsidiary to use, its reasonable efforts in the ordinary course and consistent with past practice to preserve its business and the goodwill and business of the customers, advertisers, suppliers and others with whom it has business relations.
6.10PRESERVATION OF CORPORATE EXISTENCE, ETC.
Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses, Permits, governmental approvals, rights, privileges, franchises, intellectual property and general intangibles necessary for the conduct of its business, and its corporate existence and rights (charter and statutory).
6.11INSPECTION RIGHTS
Permit representatives and independent contractors of Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, that excluding any such visits and inspections during the continuation of an Event of Default, only Administrative Agent, on behalf of the Lenders, may exercise rights of Administrative Agent and the Lenders under this Section 6.11 and Administrative Agent shall not exercise such rights more often than two times during any calendar year absent the existence of an Event of Default and only one such time shall be at the Company’s expense; provided, further, that when an Event of Default exists Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice. For purposes of this section, five Business Days’ advance notice shall constitute “reasonable advance notice” to the Company.
6.12PERFORMANCE AND COMPLIANCE WITH CONTRACTUAL OBLIGATIONS
Perform and observe, and cause each Subsidiary to perform and observe, all the terms, covenants and conditions required to be performed and observed by it under its Contractual Obligations, and do all things necessary to preserve and to keep unimpaired its rights under such Contractual Obligations, other than such failures the consequences of which in the aggregate could not reasonably be expected to have a Material Adverse Effect; provided, however, that nothing in this Section 6.12 shall limit or prevent Borrower from contesting any of its Contractual Obligations in good faith and by appropriate and lawful proceedings diligently conducted.
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6.13FISCAL YEAR; ACCOUNTING PRACTICES
Notify Administrative Agent of any change to (i) its fiscal year, which notice shall be in advance of making such change or (ii) its method of accounting, any accounting practice used by it, or the application of GAAP in a manner inconsistent with the financial statements previously delivered by Borrower to Administrative Agent.
6.14ENVIRONMENTAL
(a) Promptly give notice to Administrative Agent upon a Responsible Officer obtaining knowledge of (i) any claim, injury, proceeding, investigation or other action, including a request for information or a notice of potential environmental liability, by or from any Governmental Authority or any third-party claimant that could result in Borrower or any Subsidiary incurring Environmental Liabilities and Costs that could reasonably be expected to have a Material Adverse Effect or (ii) the discovery of any Release at, on, under or from any real property, facility or equipment owned or leased by Borrower or any Subsidiary in excess of reportable or allowable standards or levels under any applicable Environmental Law, or in any manner or amount that could result in Borrower or any Subsidiary incurring Environmental Liabilities and Costs that could reasonably be expected to have a Material Adverse Effect.
(b) Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, Borrower will, and will cause each of its Subsidiaries to, comply with all Environmental Laws, and obtain, maintain in full force and effect and comply with any permits, licenses or approvals required for the facilities or operations of Borrower or any of its Subsidiaries.
(c) Upon discovery of the presence on any property owned or leased by Borrower or any Subsidiary of any Contaminant that reasonably could be expected to result in Environmental Liabilities and Costs that could reasonably be expected to have a Material Adverse Effect, take all Remedial Action required by applicable Environmental Law.
6.15LIENS
Keep its assets free and clear of all Liens, except Permitted Liens.
6.16USE OF PROCEEDS
Use the proceeds of the Loans and other of extensions of credit hereunder (including the issuance of any Letter of Credit) solely for Borrower’s general working capital and other corporate purposes, including the financing of acquisitions and capital expenditures permitted by the terms of this Agreement.
6.17COMPLIANCE WITH ERISA
Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan that is qualified under Section 401(a) of the
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Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.
6.18MOST FAVORED LENDER
If at any time Borrower or any Material Subsidiary incurs any Indebtedness permitted under Section 7.2 in an amount equal to or greater than $50,000,000 and the terms of such Indebtedness contain any covenant or event of default that is materially more restrictive than the covenants and defaults contained in this Agreement, then (a) such covenant or event of default shall be deemed incorporated by reference in this Agreement as if set forth fully herein, effective as of the date when such covenant or event of default became effective with respect to such Indebtedness, and (b) upon Administrative Agent’s request, Borrower shall enter into an amendment to this Agreement evidencing the incorporation of such covenant or event of default, provided, however that Borrower shall not be required to pay any fees (other than reasonable fees of counsel to Administrative Agent) with respect to any such amendment.
6.19SUBSIDIARIES; ADDITIONAL GUARANTORS
Promptly notify Administrative Agent after any Person becomes a Material Subsidiary (each a “New Material Subsidiary”) as a result of a Permitted Acquisition, a Fundamental Change Transaction, or a capital contribution, and in such notice set forth the date such Person became a New Material Subsidiary and the full name and jurisdiction of organization of such Person. Notify Administrative Agent within 45 days after the end of a fiscal quarter of Borrower if any Subsidiary becomes a Material Subsidiary as a result of an increase in the ordinary course of business of such Subsidiary’s assets in proportion to the consolidated assets of Borrower. Borrower shall promptly cause such New Material Subsidiary to (A) become a Guarantor by delivering to Administrative Agent a duly executed joinder agreement or such other document as Administrative Agent shall deem appropriate for such purpose, in each case in form and substance satisfactory to Administrative Agent in its reasonable discretion, (B) grant a security interest in all Collateral (subject to the exceptions specified in the Collateral Agreement) owned by such New Material Subsidiary by delivering to Administrative Agent a duly executed joinder agreement in form and substance satisfactory to Administrative Agent in its reasonable discretion, and a supplement to each applicable Security Document or such other document as Administrative Agent shall deem appropriate for such purpose and comply with the terms of each applicable Security Document, provided that no real estate shall be taken as collateral without the consent of each Lender, (C) deliver to Administrative Agent such opinions, documents and certificates as required under Section 5.1, (D) if any equity interests owned by such New Material Subsidiary in its Domestic Subsidiaries is evidenced by a certificate, deliver such certificate, together with a corresponding assignment in blank or other transfer power, (E) deliver to Administrative Agent such updated Schedules to the Security Documents as requested by Administrative Agent with respect to such New Material Subsidiary, and (F) deliver to Administrative Agent such other documents as may be reasonably requested by Administrative Agent, all in form, content and scope reasonably satisfactory to Administrative Agent.
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6.20SANCTIONS; ANTI-CORRUPTION LAWS
Maintain in effect policies and procedures designed to promote compliance by Borrower, its Subsidiaries, and their respective directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws.
6.21BENEFICIAL OWNERSHIP; ANTI-MONEY LAUNDERING
Promptly following any request therefor, provide information and documentation reasonably requested by Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation.
6.22FURTHER ASSURANCES
At Administrative Agent’s request at any time and from time to time, duly execute and deliver, and cause each Subsidiary to execute and deliver, such further agreements, documents and instruments, and do or cause to be done such further acts as may reasonably be necessary or proper to effectuate the provisions or purposes of the Loan Documents, at Borrower’s expense.
ARTICLE VII.
NEGATIVE COVENANTS
Borrower covenants that until performance and indefeasible payment in full, in cash, of all Obligations ~~and~~, the termination of the Commitments, and the termination or expiration of all Letters of Credit, Borrower will not, directly or indirectly:
7.1LIENS
Create or suffer to exist, or permit any Material Subsidiary to create or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, except Permitted Liens.
7.2INDEBTEDNESS
Create or suffer to exist, or permit any Subsidiary to create or suffer to exist, any Indebtedness, except (a) the Obligations; (b) Indebtedness existing on the Closing Date (including any Indebtedness arising under binding commitments entered into prior to the Closing Date), in each case, as set forth in the Disclosure Schedule, and any Permitted Refinancing Indebtedness in respect thereof; (c) Indebtedness of Foreign Subsidiaries (and guaranties by Borrower thereof) in an aggregate amount not to exceed the U.S. Dollar equivalent of $116,000,000 at any time; (d) intercompany Indebtedness of Borrower and the Subsidiaries (which intercompany Indebtedness under this clause (d) shall not be considered an “Investment” for purposes of Section 7.5); ~~and~~ (e) Indebtedness incurred in connection with loan programs initiated through the CARES Act (or related supplemental legislation), provided that such Indebtedness shall not exceed an amount to be determined by the Required Lenders, in their sole discretion, within 10 Business Days after Borrower’s written request to Administrative Agent and Required Lenders to participate in any such program, and such Indebtedness shall be on
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terms and conditions satisfactory to the Required Lenders in their sole discretion; and (f) unsecured Indebtedness not described in the foregoing clauses (a) through (e), in an aggregate amount not to exceed $350,000,000 at any time outstanding.
7.3RESTRICTED PAYMENTS, REDEMPTIONS
At a time when a Default is continuing or would arise as a result thereof: (a) declare or make, or permit any Subsidiary to declare or make, any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of any of its Stock or Stock Equivalents, except (i) dividends paid by Borrower Subsidiaries to Borrower and to Subsidiaries that are directly or indirectly wholly owned by Borrower ~~and~~, (ii) dividends in an aggregate amount greater than $75,000,000 on or after the Closing Date and (iii) dividends payable solely in common Stock of the issuer; or (b) purchase, redeem or otherwise acquire for value any of Borrower’s Stock or Stock Equivalents in an aggregate amount greater than $10,000,000 on or after the Closing Date.
7.4FUNDAMENTAL CHANGES; DISPOSITIONS
(a) Merge or consolidate with, or permit any Subsidiary to merge or consolidate with, any Person or acquire all or substantially all of the Stock or Stock Equivalents of any Person (each, a “Fundamental Change Transaction”); provided (i) any Subsidiary may merge with and liquidate into, or have its equity otherwise acquired by, Borrower, (ii) any Subsidiary may merge with and liquidate into, or have its equity otherwise acquired by, a Subsidiary, provided that a Material Subsidiary may only merge with and liquidate into, or have its equity otherwise acquired by, a Domestic Subsidiary; (iii) Borrower or any Subsidiary may merge with any Person as part of a Permitted Acquisition, provided Borrower and (iv) Borrower and any Subsidiary may form one or more new Subsidiaries;
(b) Except as part of a Permitted Acquisition, acquire all or substantially all, or permit any Subsidiary to acquire all or substantially all of (i) the assets of any Person (other than a Subsidiary) or (ii) the assets constituting the business of a division, branch or other unit operation of any Person (other than a Subsidiary); or
(c) Sell, convey, transfer, lease or otherwise dispose of, or permit any Subsidiary to sell, convey, transfer, lease or otherwise dispose of, all or any substantial portion (in Administrative Agent’s judgment) of its assets or any interest therein to any Person, or permit or suffer any other Person to acquire any interest in any of its assets, except (i) Permitted Liens, (ii) as otherwise permitted under item (a) or (b) above, (iii) the sale or disposition of inventory in the ordinary course of business and/or assets which have become obsolete, unneeded or are replaced in the ordinary course of business, or (iv) which could not reasonably be expected to have a Material Adverse Effect.
7.5INVESTMENTS
Except as permitted by Section 7.3 or 7.4, make, incur, assume or suffer to exist, or permit any Subsidiary to make, incur, assume or suffer to exist, directly or indirectly, any loan or advance to any other Person or own, purchase or otherwise acquire Stock, Stock Equivalents,
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other equity interests, obligations or other securities of, or otherwise invest in, any other Person (any such transaction being an “Investment”), except:
(a) Investments existing on the Closing Date and identified in Section 7.5 of the Disclosure Schedule;
(b) incidental advances to employees in the ordinary course of business;
(c) Investments by Borrower or any Subsidiary in any Subsidiary that (except with respect to Borrower’s repatriation of cash) are consistent with Borrower’s prior practices, provided that immediately before and after giving effect thereto no Default is continuing;
(d) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers in settlement of obligations of, or disputes with, such Persons arising in the ordinary course of business;
(e) Permitted Acquisitions;
(f) Investments arising under Hedge Agreements permitted hereunder; and
(g) Investments in accordance with Borrower’s investment policies attached hereto as Exhibit I, as such policies may be modified from time to time, provided a copy of each such modification is promptly delivered to Administrative Agent.
7.6CHANGE IN NATURE OF BUSINESS
Directly or indirectly engage, or permit any Subsidiary to directly or indirectly engage, in any material manner in any business activity other than the type of business activities in which Borrower is currently engaged, or any business reasonably related or incidental thereto or representing a reasonable expansion thereof.
7.7ERISA
Except as could not reasonably be expected to have a Material Adverse Effect, (a) engage in a transaction that would be subject to Section 4069 or 4212(c) of ERISA, or (b) permit any Plan to (i) engage in any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code); or (ii) fail to comply with ERISA or any other applicable Laws.
7.8MARGIN REGULATIONS
Use, or permit any Subsidiary to use, the proceeds of any Loan to purchase or carry any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).
7.9ENVIRONMENTAL
Permit any lessee or any other Person to dispose of any Contaminant by placing it in or on the ground or waters of any property owned or leased by Borrower or Subsidiary, except in
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material compliance with Environmental Law or the terms of any Permit or other than those that in the aggregate could not reasonably be expected to have a Material Adverse Effect.
7.10GUARANTIES
Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate any of its assets as security for, any liabilities or obligations of any other Person, or permit any Subsidiary to do so, except:
(a) any of the foregoing required by this Agreement;
(b) Guaranties by Borrower of the Indebtedness of a Subsidiary incurred in the ordinary course of business (including guarantees by Borrower of premises leases by Columbia Sportswear USA Corporation);
(c) Guaranties in connection with Investments permitted by Section 7.5;
(d) Guaranties of Indebtedness permitted by Section 7.2~~(b)~~;
(e) Guaranties existing on the Closing Date that are described in the Disclosure Schedule; and
(f) Guaranties by Subsidiaries of Indebtedness of Borrower or any other Subsidiary.
7.11NO SPECULATIVE TRANSACTIONS
Engage in, or permit any Subsidiary to engage in, any Hedge Agreement, except for hedging purposes with respect to transactions engaged in by Borrower or any Subsidiary in the ordinary course of business and not for speculative purposes.
7.12CANCELLATION OF INDEBTEDNESS OWED TO IT
Cancel, or permit any Subsidiary to cancel, any claim or Indebtedness owed to it, except (a) in the ordinary course of business for legitimate business purposes in the reasonable judgment of Borrower or the Subsidiary or (b) the cancelation of Indebtedness of Borrower or any Subsidiary so long as such Indebtedness is not owed to a Loan Party by a Person that is not a Loan Party.
7.13TRANSACTIONS REGARDING RELATED PARTIES
Enter, or permit any Subsidiary to enter, into any transaction or series of transactions directly or indirectly with or for any Affiliate of Borrower except (i) in the ordinary course of business on a basis no more favorable to such Affiliate than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate and in circumstances where doing so could not reasonably be expected to have a Material Adverse Effect or (iii) as otherwise permitted by Sections 7.2(d), 7.3, 7.4, 7.5, 7.10 and 7.12.
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7.14OTHER RESTRICTIONS
Create or suffer to exist, or permit any Subsidiary to create or suffer to exist, any restriction or limitation on (a) the ability of any Subsidiary to make any dividend or other distribution to Borrower or (b) the ability of Borrower or any Subsidiary to grant a Lien to Administrative Agent or Lenders to secure all or any part of the Obligations, except, with respect to clauses (a) and (b) hereof: (i) restrictions and limitations existing as of the Closing Date and disclosed in the Disclosure Schedule, (ii) restrictions and limitations applicable to a Subsidiary existing at the time such Subsidiary becomes a Subsidiary of Borrower and not incurred in contemplation thereof, as long as no such restriction or limitation is made more restrictive after the date such Subsidiary becomes a Subsidiary of Borrower, (iii) restrictions and limitations imposed by any generally applicable Governmental Rule, and (iv) other restrictions and limitations that in the aggregate could not reasonably be expected to have a Material Adverse Effect.
7.15SANCTIONS; ANTI-CORRUPTION USE OF PROCEEDS
Knowingly, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti-corruption law, or (b) (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as Administrative Agent, arranger, issuing lender, Lender, underwriter, advisor, investor, or otherwise).
ARTICLE VIII.
FINANCIAL COVENANTS
8.1FUNDED DEBT RATIO
Borrower shall maintain a Funded Debt Ratio, calculated on a consolidated basis, of not greater than 3.25 to 1.00, determined as of the last day of each fiscal quarter, for the fiscal quarters ending (a) June 30, 2020 and (b) March 31, 2021 and thereafter.
8.2INTEREST COVERAGE RATIO
Borrower shall maintain an Interest Coverage Ratio, calculated on a consolidated basis, not less than 3.00 to 1.00 as of each fiscal quarter end, determined on a rolling 4-quarter basis, for the fiscal quarters ending (a) June 30, 2020 and (b) March 31, 2021 and thereafter.
8.3ASSET COVERAGE RATIO
        Commencing with the fiscal quarter ending June 30, 2020, Borrower shall maintain an Asset Coverage Ratio, calculated on a consolidated basis, not less than 1.00 to 1.00 as of each fiscal quarter end.
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8.4MINIMUM LIQUIDITY
        Borrower shall maintain Liquidity of not less than $200,000,000 as of each calendar month end from July 31, 2020 through December 31, 2020.
ARTICLE IX.
EVENTS OF DEFAULT
9.1EVENTS OF DEFAULT
The occurrence of any of the following shall constitute an “Event of Default” under this Agreement:
(a) Borrower shall fail (i) to pay ~~(i)~~ any principal of any Loan or ~~(ii)~~Reimbursement Obligation when due (whether at maturity, by reason of acceleration or otherwise) or (ii) to pay any other Obligation (including payment of interest on any Loan~~)~~ or Reimbursement Obligation, or to provide Cash Collateral as required hereunder), within 5 days after the date any such payment or Cash Collateral is due;
(b) any financial statement or certificate furnished to Administrative Agent or any Lender in connection with, or any representation or warranty made by Borrower under any of the Loan Documents, shall prove to be false or misleading in any material respect when furnished or made;
(c) Borrower shall fail to provide any certificate, report or other information which it is required to provide pursuant to Section 6.3 or Section 6.8 on the date specified in Section 6.3 or Section 6.8; provided that unless Borrower has previously failed to provide any required certificate, report or other information by the required date on one prior occasion within the preceding twelve months, such failure shall be considered an Event of Default only if Borrower fails to provide such certificate, report or other information within five Business Days of the earlier of (i) the date a Responsible Officer has knowledge of the failure to so provide such certificate, report or other information, or (ii) the date Administrative Agent, at the request of a Lender, notifies Borrower of such failure;
(d) any default by Borrower in the performance of or compliance with any obligation, agreement or other provision contained in Sections 6.5, 6.10, 6.11, 6.15, 6.16, 6.18, 6.20 or contained in Article VII or Article VIII;
(e) any default by Borrower in the performance of or compliance with any obligation, agreement or other provision contained in any Loan Document (other than those referred to in subsections (a) through (d) above) continues for 30 days after notice thereof has been given to Borrower by Administrative Agent;
(f) any default by Borrower in the payment or performance of any other obligation, or the occurrence and continuation of any defined event of default, under the terms of any contract or instrument (other than any of the Loan Documents) evidencing Indebtedness (other than trade payables incurred in the ordinary course of business) in excess of $50,000,000 to any Person where (i) the event of default consists of the outstanding principal balance not being paid
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at its scheduled maturity date, or (ii) the effect of such default or event of default is to permit or cause the acceleration of such obligation or Indebtedness;
(g) any judgment or order for the payment of money exceeding $50,000,000 (in either circumstance to the extent not covered by independent third-party insurance or indemnified against by an indemnitor that, in Administrative Agent’s reasonable judgment, is financially able to satisfy its indemnification obligation and with respect to which the insurer or indemnitor (as the case may be) has been notified of the claim and does not dispute coverage or its indemnification obligation) shall be rendered against one or more of Borrower and Subsidiaries and either (i) a notice of levy and/or a writ of attachment or execution, or other like process, is served on or against any of the assets of Borrower and/or one or more Subsidiaries with respect to obligations in excess of $50,000,000; or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;
(h) Borrower or Guarantor becomes insolvent, or suffers or consents to or applies for the appointment of a receiver, trustee, custodian or liquidator of itself or any material part of its property, or is generally unable to or generally fails to pay its debts as they become due, or makes a general assignment for the benefit of creditors; Borrower or Guarantor files a voluntary petition in bankruptcy, or seeks to effect a plan or other arrangement for relief from its debts under the Bankruptcy Code or under any state or other federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower or Guarantor and is not dismissed, stayed or vacated within 60 days thereafter or Borrower or Guarantor files an answer admitting the jurisdiction of the court and the material allegations of any such involuntary petition; Borrower or Guarantor is adjudicated a bankrupt, or an order for relief is entered by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors; or Borrower or Guarantor takes any corporate action authorizing, or in furtherance of, any of the foregoing;
(i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $50,000,000, or (ii) Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $50,000,000;
(j) the dissolution or liquidation of Borrower or Guarantor, or Borrower or Guarantor or either of their respective directors or stockholders shall take action seeking to effect such dissolution or liquidation of Borrower or Guarantor;
(k) any Change of Control; or
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(1) (i) any Loan Document shall (except in accordance with its terms or for reasons expressly permitted by this Agreement), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Borrower or Guarantor (whichever is party thereto); (ii) Borrower or Guarantor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability (except for the reasons set forth in the foregoing clause (i)); or (iii) a Guarantor shall seek to repudiate, terminate or otherwise void any of its obligations under any Guaranty.
9.2REMEDIES
(a)Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, Administrative Agent may, or upon the request of the Required Lenders, Administrative Agent shall, by notice to the Borrower, terminate the Commitments and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to Administrative Agent under this Agreement or any of the other Loan Documents (except as provided in Section 9.2(b), including all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Loan Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the credit facilities provided hereunder and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 9.1(h) or (j), the Commitments shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Loan Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding.
(b)Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, demand that the Borrower shall at such time deposit in a Cash Collateral account opened by the Administrative Agent an amount equal to the Minimum Collateral Amount of the aggregate then undrawn and unexpired amount of such Letter of Credit. Amounts held in such Cash Collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Secured Obligations in accordance with Section 9.4. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Secured Obligations shall have been paid in full, the balance, if any, in such Cash Collateral account shall be returned to the Borrower.
(c)~~(b)~~ General Remedies. Exercise on behalf of the Secured Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Governmental Rule, in order to satisfy all of the Secured Obligations.
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9.3RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC.
(a)The enumeration of the rights and remedies of Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.
(b)Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 9.2 for the benefit of all the Lenders; provided that the foregoing shall not prohibit (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as the Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.~~6~~8 (subject to the terms of Section 2.7(b)), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to Administrative Agent pursuant to Section 9.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.7(b), any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
9.4CREDITING OF PAYMENTS AND PROCEEDS.
        In the event that the Obligations have been accelerated pursuant to Section 9.2 or Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Secured Obligations and all net proceeds from the enforcement of the Secured Obligations shall, subject to the provisions of Sections 3.7 and 3.10, be applied by Administrative Agent as follows:
First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to Administrative Agent in its capacity as such;
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Second, to payment of that portion of the Secured Obligations constituting fees (other than Commitment Fees payable to the Revolving A Lenders or Revolving B Lenders), indemnities and other amounts (other than principal and interest) payable to the Lenders and the Swing Line Lender under the Loan Documents, including attorneys’ fees, ratably among the Lenders and the Swing Line Lender in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Revolving A Loan Commitment Fees, Revolving B Loan Commitment Fees and interest on the Loans and Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans~~,~~ and Reimbursement Obligations, and Secured Hedge Obligations and Secured Cash Management Obligations then owing and to Cash Collateralize any L/C Obligations then outstanding, ratably among the holders of such obligations in proportion to the respective amounts described in this clause Fourth payable to them; and
Last, the balance, if any, after all of the Secured Obligations have been paid in full, to the Borrower or as otherwise required by Governmental Rule.
Notwithstanding the foregoing, Secured Cash Management Obligations and Secured Hedge Obligations shall be excluded from the application described above if Administrative Agent has not received written notice thereof, together with such supporting documentation as Administrative Agent may request, from the applicable holders thereof following such acceleration or exercise of remedies and at least three (3) Business Days prior to the application of the proceeds thereof. Each holder of Secured Hedge Obligations or Secured Hedge Obligations not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms hereof for itself and its Affiliates as if a “Lender” party hereto.
9.5ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM.
        In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on any Loan Party) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and Administrative Agent under this Agreement) allowed in such judicial proceeding; and
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(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under this Agreement.
9.6CREDIT BIDDING.
(a)Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, exercisable at the direction of the Required Lenders, to credit bid and purchase for the benefit of Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by Administrative Agent (whether by judicial action or otherwise) in accordance with Governmental Rule. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by Administrative Agent to make such credit bid or purchase and, in connection therewith, Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Collateral consisting of equity interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Secured Obligations so assigned by each Secured Party); provided that any actions by Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or such equity interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 11.4.
Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Document or with the written consent of Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any of the Loan Documents, or exercise any right that it might otherwise have under Governmental Rule to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral.
ARTICLE X.
ADMINISTRATIVE AGENT
10.1APPOINTMENT AND AUTHORITY
(a)Each of the Lenders hereby irrevocably appoints Wells Fargo to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes
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Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of Administrative Agent and the Lenders, and neither the Borrower nor any Subsidiary thereof shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Governmental Rule. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(b)Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including each holder of Secured Hedge Obligations and Secured Cash Management Obligations) hereby irrevocably appoints and authorizes Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by Administrative Agent pursuant to this Article X for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of Administrative Agent), shall be entitled to the benefits of all provisions of Articles X and XI (including Section 11.3, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
10.2RIGHTS AS A LENDER
        The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to the Lenders.
10.3EXCULPATORY PROVISIONS
(a)Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent:
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(i)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;
(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or Governmental Rule, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(iii)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity.
(b)Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.2 and Section 9.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final non-appealable judgment. Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default and indicating that such notice is a “Notice of Default” is given to Administrative Agent by the Borrower or a Lender.
(c)Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.
10.4RELIANCE BY ADMINISTRATIVE AGENT
        Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other
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distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender~~,~~ or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
10.5DELEGATION OF DUTIES
        Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective related parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the related parties of Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities hereunder, as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such subagents.
10.6RESIGNATION OF ADMINISTRATIVE AGENT
(a)Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower and subject to the consent (not to be unreasonably withheld or delayed) of the Borrower (provided no Event of Default has occurred and is continuing at the time of such resignation), to appoint a successor, which shall be a bank or financial institution reasonably experienced in serving as administrative agent on syndicated bank facilities with an office in the United States, or an Affiliate of any such bank or financial institution with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by
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Governmental Rule, by notice in writing to the Borrower and such Person, remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or relating to its duties as Administrative Agent that are carried out following its retirement or removal.
(d)Any resignation by, or removal of, Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties, if in its sole discretion it elects to, and Swing Line Lender ~~and~~, (ii) the retiring Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Lender, if in its sole discretion it elects to, shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.
10.7NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS
        Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and
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decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
10.8NO OTHER DUTIES, ETC.
        Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as Administrative Agent or a Lender hereunder.
10.9COLLATERAL AND GUARANTY MATTERS
(a)Each of the Lenders (including in its or any of its Affiliate’s capacities as a holder of Secured Hedge Obligations and Secured Cash Management Obligations) irrevocably authorize Administrative Agent, at its option and in its discretion:
(i)to release any Lien on any Collateral granted to or held by Administrative Agent, for the ratable benefit of the Secured Parties, under any Loan Document (A) upon the termination of the Revolving A Loan Commitment, Revolving B Loan Commitment and payment in full of all Secured Obligations (other than (1) contingent indemnification obligations and (2) Secured Cash Management Obligations or Secured Hedge Obligations as to which arrangements satisfactory to the applicable holders thereof shall have been made) and the expiration or termination of all Letters of Credit, (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition to a Person other than a Loan Party permitted under the Loan Documents, as certified by the Borrower, or (C) if approved, authorized or ratified in writing in accordance with Section 11.2;
(ii)to subordinate any Lien on any Collateral granted to or held by Administrative Agent under any Loan Document to the holder of any Permitted Lien; and
(iii)to release any Guarantor from its obligations under any Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents, as certified by the Borrower.
Upon request by Administrative Agent at any time, the Required Lenders will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 10.9. In each case as specified in this Section 10.9, Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 10.9 as certified by the Borrower.
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(b)Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
10.10SECURED HEDGE OBLIGATIONS AND SECURED CASH MANAGEMENT OBLIGATIONS
        No holder of any Secured Hedge Obligations or Secured Cash Management Obligations that obtains the benefits of Section 9.4 or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Cash Management Obligations and Secured Hedge Obligations unless Administrative Agent has received written notice of such Secured Cash Management Obligations and Secured Hedge Obligations, together with such supporting documentation as Administrative Agent may request, from the applicable holders thereof.
ARTICLE XI.
MISCELLANEOUS
11.1NOTICES
Except as specified otherwise herein, all notices, requests and demands which any party is required or may desire to give to any other party under this Agreement must be in writing. Each notice to be given to Administrative Agent or any Lender shall be addressed to Administrative Agent and each Lender at its address or fax number set forth as the “Address for Notices” for Administrative Agent or such Lender in Schedule I hereto, or to such other address or fax number as Administrative Agent or any Lender may designate for itself by notice to all other parties. Each notice to be given to Borrower shall be addressed to Borrower at the following address or fax number:
To Borrower: Columbia Sportswear Company
14375 NW Science Park Drive
Portland, OR 97229
Attn: Chief Financial Officer
Fax: (503) 985-5858
Email: jswanson@columbia.com

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With a copy to: Columbia Sportswear Company
14375 NW Science Park Drive
Portland, OR 97229
Attn: General Counsel
Fax: (503) 985-5858
Email: pbragdon@columbia.com

or to such other address or fax number as Borrower may designate for itself by notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by mail, upon delivery of registered or certified mail, return receipt requested and postage prepaid; (b) the next Business Day after such notice was delivered to a regularly scheduled overnight delivery carrier, or (c) upon receipt with transmission confirmed of notice given by email, fax, mailgram, telegram, telex, or personal delivery.
11.2COSTS, EXPENSES, ATTORNEYS’ FEES
Borrower shall pay within thirty days of receipt of written demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys’ fees (whether incurred at the trial or appellate level, in an arbitration or administrative proceeding, in bankruptcy (including any adversary proceeding, contested matter or motion) or otherwise), incurred by Administrative Agent and/or any Lender in connection with (a) the preparation, negotiation, execution, delivery and ~~preparation of the Loan Documents, (b)~~administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions of hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (b) all reasonable out of pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (c) all out of pocket expenses incurred by the Administrative Agent, any Lender or the Issuing Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the Issuing Lender), in connection with the enforcement, preservation or protection (or attempted enforcement, preservation or protection) of ~~Administrative Agent’s and/or any Lender’s rights and/or the collection of any amounts which become due under any of the Loan Documents, and (c~~its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, or (C) the prosecution or defense of any action in any way related to any of the Loan Documents, including any action for declaratory relief, and including any of the foregoing incurred in connection with any bankruptcy proceeding relating to any Loan Party.
11.3INDEMNIFICATION; DAMAGE WAIVER
(a) Borrower shall indemnify and hold harmless Administrative Agent and each Lender and the Issuing Lender, and their respective directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys’ fees, whether incurred at the trial or appellate level, in an arbitration or administrative proceeding, in bankruptcy (including
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any adversary proceeding, contested matter or motion) or otherwise) of any kind or nature whatsoever that may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby, the extensions of credit (including the issuance of any Letter of Credit hereunder) or the consummation of the transactions contemplated thereby, (b) any Loan or Letter of Credit, or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or release of any substance regulated by any Environmental Law on or from any property currently or formerly owned or operated by any Loan Party, or any Environmental Liabilities and Costs related in any way to any Loan Party, or (d) any actual or overtly threatened claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys’ fees, whether incurred at the trial or appellate level, in an arbitration or administrative proceeding, in bankruptcy (including any adversary proceeding, contested matter or motion) or otherwise) (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee; (y) result from a claim brought by Borrower against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any Loan Document, if Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction; or (z) result from a claim not involving an act or omission of Borrower and that is brought by an Indemnitee against another Indemnitee (other than against the arranger or Administrative Agent in their capacities as such); and provided, further, that such indemnity shall not include the fees and costs of a separate lead counsel law firm and a local counsel law firm for any action brought in any state or federal court within the State of Oregon. The agreements in this Section 11.3 shall survive the resignation of Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. All amounts due under this Section 11.3 shall be payable within ten Business Days after demand therefor.
(b) Upon receiving knowledge of any suit, claim or demand asserted by a third party that an Indemnitee believes is covered by this indemnity, the Indemnitee shall give Borrower notice of the matter and an opportunity to defend it, at Borrower’s sole cost and expense, with legal counsel reasonably satisfactory to the Indemnitee. An Indemnitee may also require Borrower to defend the matter. Any failure or delay of an Indemnitee to notify Borrower of any suit, claim or demand shall not relieve Borrower of its obligations of this Section 11.3, but shall reduce such obligations to the extent of any increase in those obligations caused solely by an unreasonable failure or delay in providing such notice.
(c) To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative
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Agent (or any sub-agent thereof), the Issuing Lender, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time, or if the Total Credit Exposure has been reduced to zero, then based on such Lender’s share of the Total Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to the Issuing Lender or the Swingline Lender solely in its capacity as such, only the Revolving A Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Revolving A Lenders’ Revolving A Loan Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, if the Revolving A Loan Commitment has been reduced to zero as of such time, determined immediately prior to such reduction); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 3.7.
(d) To the fullest extent permitted by law, Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan, or the use of the proceeds thereof. No Indemnitee referred to in paragraph (a) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(d) Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the Obligations hereunder.
11.4WAIVERS, AMENDMENTS
(a) Any term, covenant, agreement or condition of any Loan Document may be amended or waived if such amendment or waiver is in writing and is signed by the Required Lenders (or in the case of any amendment which directly affects only one Class under the Credit Facility, the Required Facility Lenders, and not the Required Lenders) (or by Administrative Agent with the written consent of the Required Lenders or the Required Facility Lenders, as applicable), Borrower and any other party thereto; provided, however, that any amendment, waiver or consent which affects the rights or duties of Administrative Agent or Swing Line Lender must be in writing and be signed also by the affected Administrative Agent or Swing Line Lender and provided further, that no such amendment, waiver or consent shall:
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(i) extend or increase the Commitment of a Lender (or reinstate any Commitment terminated pursuant to Section 9.2) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent in Section 5.2 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments by any Lender);
(ii) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled reduction of the Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced;
(iii) reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clause (A) of the final proviso to this Section 11.4) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such amount; provided, however, that only the consent of the Required Lenders shall be necessary to (A) amend the definition of “Default Rate” or waive any obligation of any Borrower to pay interest at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligation or to reduce any fee payable hereunder;
(iv) change Section 2.7 or Section 9.4 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby;
(v) amend, modify or waive (A) Section 5.2 or any other provision of this Agreement if the effect of such amendment, modification or waiver is to require (x) the Required Revolving A Lenders (pursuant to, in the case of any such amendment to a provision hereof other than Section 5.2, any substantially concurrent request by the Borrower for a borrowing of Revolving A Loans or issuance of Letters of Credit) to make Revolving A Loans, when such Lenders would not otherwise be required to do so, without the written consent of the Required Revolving A Lenders or (y) the Required Revolving B Lenders (pursuant to, in the case of any such amendment to a provision hereof other than Section 5.2, any substantially concurrent request by the Borrower for a borrowing of Revolving B Loans) to make Revolving B Loans, when such Lenders would not otherwise be required to do so, without the written consent of the Required Revolving B Lenders (B) the amount of the Swing Line Commitment, without the written consent of the Required Revolving A Lenders or (C) the amount of the L/C Sublimit, without the written consent of the Required Revolving A Lenders;
(vi) change any provision of this Section 11.4 or the definition of “Required Lenders”, “Required Revolving A Lenders” or “Required Revolving B Lenders” without the written consent of each Lender directly affected thereby;
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(~~vi~~vii) impose any greater restriction on the ability of any Lender under any Class to assign any of its rights or obligations hereunder without the written consent of the Required Facility Lenders under such Class;
(~~vi~~viii) amend any guaranty of the Obligations (or release any guarantor of its obligations thereunder) (other than as authorized in Section 10.9 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Guaranty) without the written consent of each Lender directly affected thereby; or
(~~viii~~ix) release all or substantially all of the Collateral or release any Security Document which would have the effect of releasing all or substantially all of the Collateral (other than as authorized in Section 10.9 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Security Document) without the written consent of each Lender, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each the Issuing Lender in addition to the Lenders required above, affect the rights or duties of the Issuing Lender under this Agreement (including Section 10.9) or any Letter of Credit Documents relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (~~ii~~iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or modify Section 11.2~~1~~3 hereof; (~~iii~~iv) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto~~, (iv~~; (v) each Letter of Credit Document may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; provided that a copy of such amended Letter of Credit Document, cash collateral agreement or other document, as the case may be, shall be promptly delivered to the Administrative Agent upon such amendment or waiver; (vi) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time~~,~~; (~~v~~vii) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision; and (~~vi~~viii) the Administrative Agent may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 3.8(c) in accordance with the terms of Section 3.8(c). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Commitment of such Lender may not be
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increased or extended without the consent of such Lender, and (B) any amendment, waiver, or consent hereunder which requires the consent of all Lenders or each affected Lender that by its terms disproportionately and adversely affects any such Defaulting Lender relative to other affected Lenders shall require the consent of such Defaulting Lender.
Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Borrower and the Administrative Agent), to (x) amend and restate this Agreement and the other Loan Documents if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents and (y) enter into amendments or modifications to this Agreement (including amendments to this Section 11.4) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 3.9 (including as applicable, (1) to permit the Incremental Increases to share ratably in the benefits of this Agreement and the other Loan Documents, (2) to include an Incremental Increase, as applicable, in any determination of (i) Required Lenders or Required Revolving B Lenders, as applicable or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment or any increase in any Lender’s Commitment Percentage, in each case, without the written consent of such affected Lender.
(b) No failure on the part of Administrative Agent or any Lender to exercise, and no delay in exercising, any right, power, privilege or remedy under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.
(c) This Agreement cannot be changed orally or by the conduct of the parties and may be amended or modified only in writing signed by the party against whom enforcement is sought.
11.5REVERSAL OF PAYMENTS.
To the extent any Loan Party makes a payment or payments to the Administrative Agent for the ratable benefit of any of the Secured Parties or to any Secured Party directly or the Administrative Agent or any Secured Party receives any payment or proceeds of the Collateral or any Secured Party exercises its right of setoff, which payments or proceeds (including any proceeds of such setoff) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent, and each Lender and each Issuing Lender severally agrees to pay to the Administrative Agent upon demand its (or its applicable Affiliate’s) applicable ratable share (without duplication) of any amount so recovered from or
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repaid by the Administrative Agent plus interest thereon at a per annum rate equal to the Federal Funds Rate from the date of such demand to the date such payment is made to the Administrative Agent.
11.6INJUNCTIVE RELIEF.
The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
11.7~~11.5~~ SUCCESSORS AND ASSIGNS; LENDER ASSIGNMENT
(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) below and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b) Any Lender may at any time assign to one or more Eligible Assignees (as defined in subsection (h) below) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), Participations (as defined in subsection (d) below) in Swing Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent shall not be less than $5,000,000 in the case of any assignment of a Commitment unless Administrative Agent and, so long as no Event of Default is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, and (iii) the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (c) below, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights
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and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 10.3 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a Participation (as defined in subsection (d) below) in such rights and obligations in accordance with subsection (d) below. The assignee shall, on or prior to the date on which the assignment is made, deliver to Borrower and to Administrative Agent the appropriate IRS form as prescribed by Section 3.1 of this Agreement. If an Assignment of all or a portion of a Lender’s rights and obligations under this Agreement would result (under the terms of Section 3.1) in any payment by Borrower of additional sums, notwithstanding Section 3.1 or any other provision set forth in this Agreement, Borrower shall not be obligated to pay such additional sums.
(c) Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, for purposes of determining each Lender’s share of the Loans and the Commitments, and Borrower, Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d) Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person (other than a natural person or Borrower or any of Borrower’s affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Swing Loans) owing to it) (a “Participation”); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrower, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and (iv) the Participant shall have no rights against Borrower or any Subsidiaries or Administrative Agent, and Borrower and Administrative Agent need give notices to and deal only with such Lender and shall have no obligation to any Participant. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant, (ii) reduce the principal, interest, fees or other amounts payable to such Participant, (iii) release any Guarantor from any Guaranty, or (iv) release all or substantially all of the collateral, if any, securing any of the Obligations. Subject to subsection (e) below, Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.4 and 3.5 to the same extent as if it were a Lender (provided it complies in fact with all the obligations of, and requirements imposed
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on, Lenders thereunder to the same extent as were it a Lender) and had acquired its interest by assignment pursuant to subsection (b) above. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.~~6~~8 as though it were a Lender, provided such Participant agrees to be subject to Section 2.7(c) as though it were a Lender.
(e) Notwithstanding any other provision set forth in this Agreement, a Participant shall not be entitled to receive any greater payment under the Agreement than the applicable Lender would have been entitled to receive with respect to the Participation sold to such Participant.
(f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations, to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(g) If the consent of Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 11.~~5~~7(b)), Borrower shall be deemed to have given its consent five (5) Business Days after the date notice thereof has been given to Borrower by the assigning Lender (through Administrative Agent) unless such consent is expressly refused by Borrower prior to the close of business on such fifth Business Day.
(h) As used herein, the following terms have the following meanings:
“Eligible Assignee” means (a) a Lender; (b) an affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) that is a financial institution approved by (i) Administrative Agent, in the case of any assignment of a Revolving A Loan or a Revolving B Loan (ii) the Swing Line Lender and (iii) unless (A) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivative transaction or (B) an Event of Default is continuing, Borrower (each such approval referred to in clauses (i) through (iii) not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include Borrower or any of Borrower’s affiliates or Subsidiaries.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender.
(i) Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo assigns all of its Commitment and Loans pursuant to subsection (b) above, Wells Fargo may, upon five (5) Business Days’ notice to Borrower terminate the Swing Line. In the event of any such termination of the Swing Line, Borrower shall be entitled to appoint from among the Lenders a successor Swing Line Lender hereunder; provided, however, that no failure by
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Borrower to appoint any such successor shall affect the termination of the Swing Line. If Wells Fargo terminates the Swing Line, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Base Rate Loans or fund participations in outstanding Swing Loans pursuant to Section 2.2.
(j) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (i) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lender, the Swing Line Lender and each other Lender hereunder (and interest accrued thereon), and (ii) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Loans in accordance with its Revolving A Loan Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
11.8~~11.6~~ SETOFF
In addition to any rights and remedies of Lenders provided by law, each Lender shall have the right, with the prior consent of Administrative Agent (which consent will not be unreasonably withheld) but without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, during the continuance of an Event of Default to setoff and apply against any indebtedness, whether matured or unmatured, of Borrower to such Lender any amount owing from such Lender or any affiliate thereof to Borrower at any time during the continuation of an Event of Default. This right of setoff may be exercised by such Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by such Lender prior to the occurrence of an Event of Default. Each Lender agrees promptly to notify Borrower after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.
11.9~~11.7~~ CUMULATIVE REMEDIES
The rights and remedies under the Loan Documents are cumulative and not exclusive of any rights, powers, privileges and remedies that may otherwise be available to Administrative Agent or any Lender.
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11.10~~11.8~~ ENTIRE AGREEMENT
The Loan Documents constitute the entire agreement among Borrower, Administrative Agent and Lenders with respect to the Loans and supersede all prior negotiations, communications, discussions, correspondence and agreements concerning the subject matter hereof. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired or otherwise satisfied in a manner acceptable to the Issuing Lender) and the Commitments have been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.
11.11~~11.9~~ CONFIDENTIALITY
Lenders shall hold all non-public information (which has been identified as such by Borrower) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and may make disclosure to any of their examiners, affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee, participant or assignee or as required or requested by any Governmental Authority or pursuant to legal process; provided, however, that (a) unless specifically prohibited by applicable law or court order, each Lender shall notify Borrower of any request by any Governmental Authority (other than any such request in connection with an examination of the financial condition of such Lender by such Governmental Authority) for disclosure of any such non-public information prior to disclosure of such information, (b) prior to any such disclosure pursuant to this Section, each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing (i) to be bound by this Section and (ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section, (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by Borrower or Subsidiary, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) on a confidential basis to (i) any rating agency in connection with rating Borrower or its Subsidiaries or the Revolving Loans or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Revolving Loans; (g) with the consent of Borrower; or (h) to the extent such information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to Administrative Agent, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower who did not acquire such information as a result of a breach of this Section.
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11.12~~11.10~~ TIME
Time is of the essence of each and every provision of this Agreement and each of the other Loan Documents.
11.13~~11.11~~ SEVERABILITY OF PROVISIONS
If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.
11.14~~11.12~~ COUNTERPARTS
This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Delivery of an executed signature page of this Agreement by fax shall be effective as delivery of a manually executed counterpart hereof.
11.15~~11.13~~ PATRIOT ACT NOTICE
Administrative Agent and each Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Administrative Agent and each Lender to identify Borrower in accordance with the Patriot Act.
11.16~~11.14~~ GOVERNING LAW
This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon, without regard to the conflict of laws provisions thereof, and any applicable laws of the United States.
11.17~~11.15~~ SUBMISSION TO JURISDICTION
EACH OF BORROWER, ADMINISTRATIVE AGENT AND LENDERS HEREBY: (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OREGON AND THE FEDERAL COURTS OF THE UNITED STATES FOR THE DISTRICT OF OREGON FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS; (B) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS; (C) IRREVOCABLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (D) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON
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THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW; PROVIDED, HOWEVER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO PRECLUDE ADMINISTRATIVE AGENT OR ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A SECURITY INTEREST, JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ADMINISTRATIVE AGENT OR LENDER.
11.18~~11.16~~ WAIVER OF JURY TRIAL
EACH OF BORROWER, ADMINISTRATIVE AGENT AND LENDERS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND/OR ANY OTHER OF THE LOAN DOCUMENTS. A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.
11.19~~11.17~~ SWAP OBLIGATIONS
Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Guaranty in respect of Swap Obligations (subject in all cases to Section 5 of the Guaranty). The obligations of each Qualified ECP Guarantor under this Section 11.1~~7~~9 shall remain in full force and effect until a discharge of the Guaranty. Each Qualified ECP Guarantor intends that this Section 11.1~~7~~9 constitute, and this Section 11.1~~7~~9 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
11.20~~11.18~~ PAYMENTS SET ASIDE
To the extent that any payment by or on behalf of Borrower is made to Administrative Agent or any Lender, or Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any insolvency proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the
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date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. This Section 11.~~18~~20 shall survive termination of the Commitments, the payment of all Obligations hereunder and the resignation or replacement of Administrative Agent.
11.21~~11.19~~ NO ADVISORY OR FIDUCIARY RESPONSIBILITY
In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between Borrower and its Subsidiaries and Administrative Agent, any Swing Line Lender or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether Administrative Agent, any Swing Line Lender or any Lender has advised or is advising Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by Administrative Agent, the Swing Line Lenders and the Lenders are arm’s-length commercial transactions between Borrower and its Affiliates, on the one hand, and Administrative Agent, the Swing Line Lenders and the Lenders, on the other hand, (iii) Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) Administrative Agent, the Swing Line Lenders and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Borrower or any of its Affiliates, or any other Person; (ii) none of Administrative Agent, the Swing Line Lenders and the Lenders has any obligation to Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) Administrative Agent, the Swing Line Lenders and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of Borrower and its Affiliates, and none of Administrative Agent, the Swing Line Lenders and the Lenders has any obligation to disclose any of such interests to Borrower or its Affiliates. To the fullest extent permitted by law, Borrower hereby waives and releases any claims that it may have against any of Administrative Agent, the Swing Line Lenders and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
11.22~~11.20~~ ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
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(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b) the effects of any Bail-in Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
11.23~~11.21~~ LENDER ERISA REPRESENTATION AND COVENANT
(a)  Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)  such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit the Commitments or this Agreement;
(ii)  the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;
(iii)  (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, ~~any~~the ~~l~~Letters of ~~c~~Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection
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(a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or
(iv)  such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Lender.
(b)  In addition, unless either (i) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
11.24~~11.22~~ AMENDMENT AND RESTATEMENT
THIS AGREEMENT AMENDS, EXTENDS AND RESTATES IN ITS ENTIRETY THE PRIOR CREDIT AGREEMENT. THE EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH DOES NOT EXTINGUISH THE INDEBTEDNESS OUTSTANDING IN CONNECTION THEREWITH NOR DOES IT CONSTITUTE A NOVATION WITH RESPECT TO THE INDEBTEDNESS OUTSTANDING IN CONNECTION WITH THE PRIOR CREDIT AGREEMENT. BORROWER HEREBY REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AGREEMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO BORROWER’S OBLIGATIONS UNDER THE PRIOR CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT. BORROWER WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AGREEMENT. NOTHING CONTAINED HEREIN SHALL TERMINATE ANY SECURITY INTERESTS, GUARANTIES, SUBORDINATIONS OR OTHER DOCUMENTS IN FAVOR OF ADMINISTRATIVE AGENT OR LENDERS EXECUTED IN CONNECTION WITH THE PRIOR CREDIT AGREEMENT OR THE INDEBTEDNESS DESCRIBED THEREIN, ALL OF WHICH SHALL REMAIN IN FULL FORCE AND EFFECT UNLESS EXPRESSLY AMENDED HEREBY.
11.25~~11.23~~ OREGON STATUTORY NOTICE
UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER OR ADMINISTRATIVE AGENT CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY
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BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.
11.26~~11.24~~ Acknowledgement Regarding Any Supported QFCs
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
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EXHIBIT B

Published CUSIP Number: 19851JAC2
Revolving A Loan CUSIP Number: 19851JAD0
Revolving B Loan CUSIP Number: 19851JAE8

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

among

COLUMBIA SPORTSWEAR COMPANY
as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Joint Syndication Agent, Swing Line Lender,
and a Lender,

BANK OF AMERICA, N.A.,
as Joint Syndication Agent
and a Lender,

WELLS FARGO SECURITIES, LLC,
as Joint Lead Arranger and Joint Bookrunner

and

BOFA SECURITIES, INC.,
as Joint Lead Arranger and Joint Bookrunner

TOTAL COMMITMENT -- $525,000,000

April 15, 2020

SCHEDULES

I Lenders
IA Commitments
II Pricing Schedule
III Disclosure Schedule
1.1 Existing Letters of Credit

EXHIBITS

A-1 Master Revolving A Loan Promissory Note
A-2 Master Revolving B Loan Promissory Note
B Form of Notice of Borrowing
C Form of Notice of Conversion or Continuation
D Form of Notice of Authorized Representatives
E Form of Certificate of Responsible Officer
F Form of Assignment and Assumption Agreement
G Guaranty Agreement
H1-4  Foreign Lender Status and Tax Compliance Certificates
I Borrower’s Existing Investment Policy
J Form of Officer’s Certificate
K Form of Covenant Compliance Certificate

i
Columbia – Second Amended and Restated Credit Agreement

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of April 15, 2020 by and among COLUMBIA SPORTSWEAR COMPANY, an Oregon corporation (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), and as a Lender, and BANK OF AMERICA, N.A., as a Lender.
RECITALS
WHEREAS, Borrower, Lenders, and Administrative Agent entered into that certain Amended and Restated Credit Agreement (as amended from time to time, the “Prior Credit Agreement”) dated as of April 17, 2019; and
WHEREAS, Borrower has requested that Lenders and Administrative Agent consent to amend and restate the Prior Credit Agreement, without a novation of the indebtedness thereunder;
NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Administrative Agent, Lenders and Borrower hereby agree as follows:
ARTICLE I.
DEFINITIONS
1.1DEFINED TERMS
All terms defined above shall have the meanings set forth above. The following terms shall have the meanings set forth below (with all such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Administrative Agent’s Office” means (i) initially, Administrative Agent’s office designated as such in Schedule I hereto, and (ii) subsequently, such other office designated as such, from time to time, in writing by Administrative Agent to Lenders and Borrower.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Without limiting the generality of the foregoing, in determining whether a Person is Controlled by a Loan Party, such Person shall be deemed to be Controlled by a Loan Party if such Loan Party possesses, directly or indirectly, power to vote fifty percent (50%) or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.
“Agent-Related Person” means Administrative Agent (including any successor administrative agent), together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

Columbia – Second Amended and Restated Credit Agreement

“Agreement” means this Credit Agreement as amended, modified or supplemented from time to time.
“Applicable Lending Office” means, with respect to each Lender (i) initially, its office designated as such in Schedule I hereto, and (ii) subsequently, such other office designated as such from time to time in writing by such Lender to Administrative Agent.
“Applicable Margin” means the Base Rate Margin or the LIBOR Margin, as applicable.
“Applicable Maturity Date” means, (i) with respect to Revolving A Loans and Swing Loans, the Revolving A Loan Maturity Date and (ii) with respect to Revolving B Loans, the Revolving B Loan Maturity Date.
“Applicable Rate” means, at any date, the lesser of (a) the Highest Lawful Rate or (b) the following: (i) with respect to each Base Rate Loan, a per annum rate equal to the Base Rate in effect on such date; and (ii) with respect to each LIBOR Loan, a per annum rate equal to the sum of (A) LIBOR, plus (B) the applicable LIBOR Margin, as determined on the second Business Day prior to the first day of the applicable Interest Period.
“Arranger” means, collectively, Wells Fargo Securities, LLC and BofA Securities, Inc., in their capacities as joint lead arrangers and joint book managers.
“Asset Coverage Ratio” defined as the quotient of (i) the sum of (A) 65% of Borrower’s net book value of accounts receivable, plus (B) 35% of the value of Borrower’s inventory (before the netting of liquidation reserves), with all collateral values reasonably determined by Administrative Agent based upon Borrower’s fiscal quarter end financial statements (and supplemental information regarding inventory liquidation reserves) delivered to Administrative Agent as required hereunder, divided by (ii) the sum of the outstanding principal balance of principal and interest under the Loans and L/C Obligations.
“Authorized Representative” means a person designated as such by Borrower in a Notice of Authorized Representatives delivered to Administrative Agent.
“Available Revolving A Loan Credit” means, at any time, the amount by which (a) the total of the Revolving A Loan Commitments is greater than (b) the total of the outstanding principal amount of the Revolving A Loans and the Swing Loans.
“Available Revolving B Loan Credit” means, at any time, the amount by which (a) the total of the Revolving B Loan Commitments is greater than (b) the total of the outstanding principal amount of the Revolving B Loans.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United

Columbia – Second Amended and Restated Credit Agreement

Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bankruptcy Code” means the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.
“Base Rate” means, for any day, an interest rate per annum equal to the rate determined by Administrative Agent to be equal to (a) the LIBOR Margin plus (b) Daily One Month LIBOR; provided that if any circumstance described in Section 3.2 or Section 3.3 exists, “Base Rate” means an interest rate per annum equal to the Base Rate Margin plus the higher of (a) the rate of interest most recently announced by Wells Fargo at its principal office as its prime rate, with any change in the prime rate to be effective as of the day such change is announced by Wells Fargo and with the understanding that the prime rate is one of Wells Fargo’s base rates used to price some loans and may not be the lowest rate at which Wells Fargo makes any loan, and is evidenced by the recording thereof in such internal publication or publications as Wells Fargo may designate or (b) the Federal Funds Rate plus 150 basis points.
“Base Rate Loan” means any Revolving Loan or portion thereof that bears interest with reference to the Base Rate (or a Benchmark Replacement determined in accordance with Section 3.8) and any Swing Loan.
“Base Rate Margin” means the number of basis points determined for the applicable Revolving Loan in accordance with Schedule II.
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than (1) in the case of Revolving A Loans, one-half of one percent (0.50%), the Benchmark Replacement will be deemed to be one-half of one percent (0.50%) for the purposes of this Agreement and (2) in the case of Revolving B Loans, one-half of one percent (0.50%), the Benchmark Replacement will be deemed to be one-half of one percent (0.50%) for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing

Columbia – Second Amended and Restated Credit Agreement

market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR:
(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; and
(b)in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR:
(a)a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;
(b)a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or
(c)a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition

Columbia – Second Amended and Restated Credit Agreement

Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with Section 3.8(c) and (b) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 3.8(c).
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, as amended from time to time.
“Benefit Plan” means (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such person.
“Business Day” means (a) for all purposes other than as covered by clause (b) below, any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to be closed in Portland, Oregon, Minneapolis, Minnesota or New York, New York, and (b) with respect to all notices, determinations, fundings and payments in connection with any LIBOR interest selection or LIBOR Loan, any day that is a Business Day described in clause (a) above and that also is a day for trading by and between banks in U.S. Dollar deposits in the London interbank eurocurrency market.
“Capital Lease” means, as to any Person, and subject to Section 1.2(b), any lease of property by such Person as lessee that would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.
“Capital Lease Obligations” means, as to any Person, the capitalized amount of all obligations of such Person and its subsidiaries under Capital Leases, as determined on a consolidated basis in accordance with GAAP.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act.

Columbia – Second Amended and Restated Credit Agreement

“Cash Collateralize” means, to pledge and deposit with, or deliver to Administrative Agent, or directly to the Issuing Lender (with notice thereof to the Administrative Agent), for the benefit of the Issuing Lender, the Swing Line Lender or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swing Loans, cash or deposit account balances or, if the Administrative Agent and the Issuing Lender and the Swing Line Lender shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, the Issuing Lender and the Swing Line Lender, as applicable. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof to the extent such obligations are backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof, (b) commercial paper maturing no more than two hundred seventy (270) days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency), (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 and having a long-term debt rating of “A” or better by S&P or “A2” or better from Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency) and (d) shares of any money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (c) above, (ii) net assets of not less than $250,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency).
“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables and purchasing cards), electronic funds transfer and other cash management arrangements.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Governmental Rule, (b) any change in any Governmental Rule or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory

Columbia – Second Amended and Restated Credit Agreement

authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the regulations adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), other than Timothy P. Boyle, or a group that either of them is a member of, of issued and outstanding Stock of Borrower representing 30% of the aggregate ordinary voting power represented by the issued and outstanding Stock of Borrower, or (b) the occupation of a majority of the seats (other than vacant seats) of the board of directors of Borrower by Persons who were neither (i) nominated by Borrower’s board of directors nor (ii) appointed by directors so nominated.
“Class” means, when used in reference to any Loan, whether such Loan is a Revolving A Loan, Swing Loan or a Revolving B Loan and, when used in reference to any Commitment, whether such Commitment is a Revolving A Loan Commitment or a Revolving B Loan Commitment.
“Closing Date” means the date of this Agreement.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” means the collateral security for the Secured Obligations pledged or granted pursuant to the Security Documents.
“Collateral Agreement” means that certain Amended and Restated Collateral Agreement dated as of July 10, 2020 by Borrower in favor of Administrative Agent.
“Commitment” means any obligation of a Lender to extend credit or any other financial accommodation under any of the Loan Documents.
“Commitment Fees” means, collectively, Revolving A Loan Commitment Fees and Revolving B Loan Commitment Fees.
“Commitment Percentage” means, as to any Revolving A Lender, such Lender’s Revolving A Loan Commitment Percentage and, as to any Revolving B Lender, such Lender’s Revolving B Loan Commitment Percentage, as applicable.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Contaminant” means any pollutant, hazardous substance, toxic substance, hazardous waste or other substance regulated or forming the basis of liability under any Environmental Law.

Columbia – Second Amended and Restated Credit Agreement

“Contractual Obligation” of any Person means any obligation, agreement, undertaking or similar provision of any security issued by such Person or of any agreement, undertaking, contract, license, lease, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Covenant Compliance Certificate” means a certificate of the chief financial officer of the Borrower substantially in the form attached as Exhibit K.
“Covered Entity” means any of the following:
(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning assigned to such term in Section 11.26.
“Daily One Month LIBOR” means, for any day, the rate of interest equal to LIBOR then in effect for delivery for a one (1) month period.
“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.
“Default” means (i) an Event of Default, (ii) an event or condition that with the giving of notice or the passage of time, or both, would constitute an Event of Default, or (iii) the filing against Borrower of a petition commencing an involuntary case under the Bankruptcy Code.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means, subject to Section 3.7, any Lender that (a) has failed to (i) fund all or any portion of its Loans or participations in Letters of Credit or Swing Loans within two Business Days of the date such Loans, Letters of Credit or Swing Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent, the Issuing Lender, the Swing Line

Columbia – Second Amended and Restated Credit Agreement

Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Swing Loans) within two Business Days of the date when due, (b) has notified the Borrower, Administrative Agent, Issuing Lender or Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Administrative Agent or the Borrower, to confirm in writing to Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.7(c)) upon delivery of written notice of such determination to the Borrower, the Issuing Lender, the Swing Line Lender and each Lender.
“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.
“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.
“Disclosure Schedule” means the disclosure schedule attached hereto as Schedule III, as amended from time to time with the consent of the Required Lenders.
“Disregarded Foreign Subsidiary” means any Foreign Subsidiary (a) the separate existence of which is disregarded for United States federal tax purposes under Treas. Reg. Section 301.7701-3 and (b) the tax owner of which for United States federal tax purposes is either Borrower or a Domestic Subsidiary.
“Divided Delaware LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division

Columbia – Second Amended and Restated Credit Agreement

“Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.
“Early Opt-in Election” means the occurrence of:
(a)(i) a determination by Administrative Agent or (ii) a notification by the Required Lenders to Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 3.8(c) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and
(b)(i) the election by Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to Administrative Agent.
“EBITDA” means, as of the end of a quarter, Borrower’s consolidated net income after taxes for the twelve months ending with such quarter plus (i) the sum of the amounts for such twelve month period deducted in determining such net income of (A) interest expense, (B) income tax expense, (C) depreciation expense, (D) amortization expense, and (D) unusual non-cash charges, extraordinary non-cash losses and other non-recurring non-cash charges; (ii) plus, for purposes of determining Borrower’s compliance with the financial covenants set forth in Article VIII (and not for determining Applicable Rate), and solely to the extent deducted in the calculation of Borrower’s net income, Restructuring Expenses, less (iii) the sum of the amounts for such twelve month period included in determining such net income of (A) gains on sales of assets (excluding sales of inventory in the ordinary course of business), and (B) unusual non-cash gains, extraordinary non-cash gains and other non-recurring non-cash gains.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Environmental Law” means all applicable federal, state and local laws, statutes, ordinances and regulations, and any applicable judicial or administrative interpretation, order, consent decree or judgment, relating to the regulation and protection of the environment. Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of

Columbia – Second Amended and Restated Credit Agreement

1980, as amended (42 U.S.C. § 9601 et seq.); the Hazardous Material Transportation Act, as amended (49 U.S.C. § 180 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. § 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. § 6901 et seq.); the Toxic Substance Control Act, as amended (42 U.S.C. § 7401 et seq.); the Clean Air Act, as amended (42 U.S.C. § 740 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. § 1251 et seq.); and the Safe Drinking Water Act, as amended (42 U.S.C. § 300f et seq.), and their state and local counterparts or equivalents and any applicable transfer of ownership notification or approval statutes.
“Environmental Liabilities and Costs” means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any thereof arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, and which relate to any violation or alleged violation of an Environmental Law or a Permit, or a Release or threatened Release.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended or recodified from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the failure by Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules or the filing of an application for the waiver of the minimum funding standards under the Pension Funding Rules with respect to plan years ending after the effective date of the Pension Act; (c) the incurrence by Borrower or any ERISA Affiliate of any liability pursuant to Section 4063 or 4064 of ERISA or a cessation of operations by Borrower or any ERISA Affiliate that is treated as a withdrawal under Section 4062(e) of ERISA with respect to any Pension Plan that is subject to such sections of ERISA; (d) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA); (e) the filing of a notice of intent to terminate a Pension Plan under, or the treatment of a Pension Plan amendment as a termination under, Section 4041 of ERISA; (f) the institution by the PBGC of proceedings to terminate a Pension Plan; (g) any event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the determination that any Pension Plan is in at-risk status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (i) the imposition or incurrence of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate; (j) the engagement by Borrower or any ERISA Affiliate in a transaction that is subject to Section 4069 or

Columbia – Second Amended and Restated Credit Agreement

Section 4212(c) of ERISA; (k) the imposition of a lien upon Borrower pursuant to Section 430(k) of the Code or Section 303(k) of ERISA; or (l) the making of an amendment to a Pension Plan that would result in the posting of bond or security under Section 436(f)(1) of the Code.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning set forth in Section 9.1.
“Excluded Swap Obligation” shall mean, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation, unless otherwise agreed between Borrower and Administrative Agent. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its Applicable Lending Office, except in each case to the extent that, pursuant to Section 3.1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Applicable Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.1 and (d) any United States federal withholding Taxes imposed under FATCA.
“Existing Letters of Credit” means those letters of credit existing on the Closing Date and identified on Schedule 1.1.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

Columbia – Second Amended and Restated Credit Agreement

“FCPA” has the meaning set forth in Section 4.19(b).
“Federal Funds Rate” means, for any day, the greater of (a) the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers for the immediately preceding day, as published by the Federal Reserve Bank of New York; provided that if no such rate is so published on any day, then the Federal Funds Rate for such day shall be the rate most recently published and (b) 0%.
“Fee Percentage” means the means the number of basis points determined in accordance with Schedule II under the heading “Commitment Fee” for the respective Loan.
“First Amendment Date” means July 10, 2020.
“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.
“Foreign Plan” means any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by Borrower or any Subsidiary with respect to employees employed outside the United States (other than any governmental arrangement).
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Revolving A Loan Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Lender, other than such L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Revolving A Loan Commitment Percentage of outstanding Swing Loans other than Swing Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
“Fundamental Change Transaction” has the meaning set forth in Section 7.4(a).
“Funded Debt Ratio” means, as of the end of a quarter, the ratio of (A) Borrower’s consolidated obligations for borrowed money and obligations evidenced by bonds, debentures, notes, bills or other similar instruments (excluding trade payables with payment terms of up to 12 months), minus unrestricted and unencumbered (other than pursuant to the Loan Documents) cash-on-hand and Cash Equivalents of the Loan Parties maintained in accounts in the United States as of such date, in an amount not to exceed $200,000,000 to (B) EBITDA. The Funded Debt Ratio shall be calculated once every quarter based on the financial information most recently reported by Borrower pursuant to Section 6.3 of the Agreement; provided, however, that the Funded Debt Ratio shall not be computed on the financial information most recently reported by Borrower until the later of the first day of the month after receipt of such information or five Business Days after the receipt thereof, and if the most recent report required pursuant to Section 6.3 has not been delivered, or if Administrative Agent reasonably objects to the accuracy of such report within five Business Days after the receipt thereof, the next higher

Columbia – Second Amended and Restated Credit Agreement

Level from the Level then in effect shall apply until such time as the delinquent report is delivered or Administrative Agent’s objections are resolved to Administrative Agent’s reasonable satisfaction.
“GAAP” means generally accepted accounting principles as in effect in the United States from time to time, consistently applied.
“Governmental Authority” means any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, the European Union, the European Central Bank, any other central bank or any comparable authority.
“Governmental Rule” means any applicable law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.
“Guarantor” means, individually and collectively, any Person providing a Guaranty of all or any portion of the Obligations in favor of Administrative Agent for the ratable benefit of Lenders.
“Guaranty” means a Guaranty Agreement substantially in the form of Exhibit G attached hereto.
“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available

Columbia – Second Amended and Restated Credit Agreement

quotations provided by any recognized dealer in such Hedge Agreements (which may include any Lender).
“Highest Lawful Rate” means, at the particular time in question, the maximum rate of interest which, under applicable law, Lenders are then permitted to charge Borrower on the applicable Loan, and if the maximum rate changes at any time, the Highest Lawful Rate shall increase or decrease, as the case may be, as of the effective time of each such change, without notice to Borrower.
“Increase Effective Date” has the meaning assigned thereto in Section 3.9(c).
“Incremental Amendment” has the meaning assigned thereto in Section 3.9(f).
“Incremental Facilities Limit” means $100,000,000.
“Incremental Increase” has the meaning assigned thereto in Section 3.9(a).
“Incremental Lender” has the meaning assigned thereto in Section 3.9(b).
“Indebtedness” of any Person (the “Target Person”) means, at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of the Target Person for borrowed money and all obligations of the Target Person evidenced by bonds, debentures, notes, loan agreements, bills or other similar instruments; (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, issued for the Target Person’s account, including any Reimbursement Obligation and banker’s acceptances issued for the account of the Target Person; (c) all Capital Lease Obligations and the principal component or equivalent of obligations under Other Leases of the Target Person; (d) all obligations of any Person secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property owned by the Target Person, even though the Target Person has not assumed or become liable for the payment of such obligations or such obligations are limited in recourse limited in recourse; (e) all obligations of the Target Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Target Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); and (f) all obligations of a Person, other than the Target Person, of the type described above that are secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property owned by the Target Person, even though the Target Person has not assumed or become liable for the payment of such obligations.
“Indemnified Liabilities” has the meaning set forth in Section 11.3(a).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitees” has the meaning set forth in Section 11.3(a).

Columbia – Second Amended and Restated Credit Agreement

“Interest Coverage Ratio” means the aggregate of EBITDA, divided by the aggregate, for such prior 4-quarter period, of Borrower’s consolidated interest expense.
“Interest Period” means a period of one, two, three or six months; provided that (i) if the last day of an Interest Period is not a Business Day, such period shall be extended to the next succeeding Business Day, or if the next succeeding Business Day falls in another calendar month, such period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no Interest Period shall extend beyond the Applicable Maturity Date.
“IRS” means the United States Internal Revenue Service.
“Issuing Lender” means Wells Fargo Bank, National Association, in its capacity as issuer of the Letters of Credit.
“L/C Commitment” means, as to the Issuing Lender, the obligation of the Issuing Lender to issue Letters of Credit for the account of the Borrower from time to time in an aggregate amount equal to the L/C Sublimit.
“L/C Facility” means the letter of credit facility established pursuant to Section 2.1C.
“L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 2.1C.
“L/C Participants” means, with respect to any Letter of Credit, the collective reference to all the Revolving A Lenders other than the Issuing Lender.
“L/C Sublimit” means the lesser of (a)  $3,000,000.00 and (b) the aggregate amount of the Revolving A Loan Commitments.
“Lenders” means, collectively, each of the financial institutions from time to time listed on Schedule I, and Swing Line Lender, and “Lender” means any one of the Lenders.
“Letter of Credit Application” means an application requesting the Issuing Lender to issue a Letter of Credit in the form specified by the Issuing Lender from time to time.
“Letter of Credit Documents” means with respect to any Letter of Credit, such Letter of Credit, the Letter of Credit Application, a letter of credit agreement or reimbursement agreement and any other document, agreement and instrument required by the Issuing Lender and relating to such Letter of Credit, in each case in the form specified by the Issuing Lender from time to time.
“Letters of Credit” means the collective reference to letters of credit issued pursuant to Section 2.1C and the Existing Letters of Credit.

Columbia – Second Amended and Restated Credit Agreement

“LIBOR” means, subject to the implementation of a Benchmark Replacement in accordance with Section 3.8, for each Interest Period, the rate per annum and determined pursuant to the following formula:
LIBOR =     Base LIBOR
            100% - LIBOR Reserve Percentage
As used herein, (a) “Base LIBOR” means the average of the rates per annum at which U.S. Dollar deposits are offered to Wells Fargo in the London interbank eurocurrency market on the second Business Day prior to the commencement of an Interest Period at or about 11:00 A.M. (London time), for delivery on the first day of such Interest Period, for a term comparable to the number of days in such Interest Period and in an amount approximately equal to the principal amount to which such Interest Period shall apply and (b) “LIBOR Reserve Percentage” means, for any day, the aggregate (without duplication) of the maximum rates (expressed as a decimal) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System.
Notwithstanding the foregoing, (x) in no event shall LIBOR (including, without limitation, any Benchmark Rate with respect thereto) be less than (A) 0.50% with respect to Revolving A Loans and Swing Loans and (B) 0.50% with respect to Revolving B Loans and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.8, in the event that a Benchmark Rate with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Benchmark Rate.
“LIBOR Loan” means any portion of the Revolving Loans that Borrower elects (pursuant to Section 2.4) to have bear interest with reference to LIBOR.
“LIBOR Margin” means the number of basis points determined for the applicable Revolving Loan in accordance with Schedule II.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement (other than depository accounts maintained in the ordinary course of business with banks or other financial institutions), encumbrance, lien (statutory or other), security interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement or the interest of a lessor under a Capital Lease or an Other Lease.
“Liquidity” means, as of any date of determination, the sum of (a) the lesser of (i) the sum of (x) the unused Revolving A Loan Commitments and (y) the unused Revolving B Loan Commitments or (ii) the maximum amount which could be added to the denominator of the definition of Asset Coverage Ratio, and not cause the Borrower to then be in Default under Section 8.3 hereof on a pro forma basis, if such covenant was calculated as of each calendar month end and (b) unrestricted and unencumbered (other than pursuant to the Loan Documents) cash-on-hand and Cash Equivalents of Borrower and its Subsidiaries as of such date.

Columbia – Second Amended and Restated Credit Agreement

“Loan” means any Revolving A Loan, Revolving B Loan or any Swing Loan.
“Loan Documents” means this Agreement, the Note, the Security Documents, the Letter of Credit Documents, any Guaranty and each other agreement, note, notice, document, contract or instrument to which Borrower or Guarantor now or hereafter is a party and that is required by a Lender in connection with any of the foregoing.
“Loan Party” means Borrower or any Guarantor.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the business, prospects, operations, properties, liabilities (actual or contingent), financial and other condition and creditworthiness of Borrower and Subsidiaries taken as a whole, (b) a material impairment of the ability of the Loan Parties to perform the Obligations under the Loan Documents taken as a whole; or (c) a material adverse effect upon the enforceability against any Loan Party of any Loan Documents to which it is a party, other than as a result of any act or omission of Administrative Agent.
“Material Subsidiary means a Domestic Subsidiary or a Disregarded Foreign Subsidiary (in each case including, without limitation, a Subsidiary that is a Divided Delaware LLC) owning assets in excess of ten percent (10%) of the consolidated assets of Borrower, excluding for purposes of such calculation all intercompany assets of a Subsidiary that are not included in Borrower’s consolidated assets.
“Minimum Collateral Amount” means, at any time, the aggregate amount determined by Administrative Agent and each of the applicable Lenders and the Issuing Lender, that are entitled to Cash Collateral hereunder at such time in their sole discretion.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Notes” means the master promissory notes in the forms attached as Exhibits A-1 and A-2 executed by Borrower in favor of Administrative Agent for the ratable benefit of Lenders evidencing the Revolving A Loans and Revolving B Loans, respectively, and all allonges and other modifications and amendments thereto and “Note” means each of the Notes, individually.
“Notice of Authorized Representatives” has the meaning set forth in Section 2.9 hereof.
“Notice of Borrowing” has the meaning set forth in Section 2.1A.
“Notice of Conversion or Continuation” has the meaning set forth in Section 2.4(b).

Columbia – Second Amended and Restated Credit Agreement

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against Borrower or any Affiliate thereof of any proceeding under any insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by Borrower under any Loan Document, including under the Loans, the Swing Loans, the L/C Obligations and Reimbursement Obligations and (b) the obligation of Borrower to reimburse any amount in respect of any of the foregoing that Administrative Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of Borrower.
“OFAC” has the meaning specified in Section 4.19(a).
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutional documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the articles of formation and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the applicable Governmental Authority in the jurisdiction of its formation, in each case as amended from time to time.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Lease” means any synthetic lease, tax retention operating lease, financing lease or any other lease having substantially the same economic effect as a conditional sale, title retention agreement or similar arrangement.
“Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Title IV of ERISA.
“Pension Act” means the Pension Protection Act of 2006.

Columbia – Second Amended and Restated Credit Agreement

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum funding standards and minimum required contributions (including any installment payment thereof) to Pension Plans, as set forth in Sections 412, 430, and 436 of the Code and Sections 302 and 303 of ERISA.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.
“Permit” means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Governmental Rule.
“Permitted Acquisition” means any acquisition, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or more than fifty percent (50%) of the voting Stock of, or a business line or a division of, any Person; provided that:
(i) the majority of the value of the Persons, assets, business lines or divisions acquired, as reasonably determined by Borrower at the time of the acquisition, shall be in the type of businesses permitted to be engaged in by Borrower and its Subsidiaries pursuant to Section 7.6;
(ii) no Default shall then exist or would exist after giving effect to such acquisition;
(iii) as of the closing of any acquisition, such acquisition shall have been approved by the board of directors or equivalent governing body of the Person to be acquired or from which such assets, business line or division is to be acquired;
(iv) Borrower shall demonstrate to the reasonable satisfaction of Administrative Agent that, after giving effect to such acquisition, Borrower will be in pro forma compliance with all of the terms and provisions of the financial covenants set forth in Article VIII; provided that if the value of the Persons, assets, business lines or divisions to be acquired is not at least equal to ten percent (10%) of Borrower’s consolidated assets before such acquisition, Borrower shall provide such pro forma compliance only if requested to do so by Administrative Agent; and
(v) if such acquisition is structured as a merger, Borrower (or if such merger is with any Subsidiary, then such Subsidiary) shall be the surviving Person after giving effect to such merger.
“Permitted Liens” means (a) Liens arising by operation of law for taxes, assessments or governmental charges not yet due; (b) statutory Liens of mechanics, materialmen, shippers, warehousemen, carriers, and other similar persons for services or materials arising in the ordinary course of business for which payment is not past due; (c) nonconsensual Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (d) Liens for taxes or statutory Liens of mechanics, materialmen, shippers,

Columbia – Second Amended and Restated Credit Agreement

warehousemen, carriers and other similar persons for services or materials that are due but are being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted and for which reserves have been established to the extent required by GAAP; (e) Liens listed on the Disclosure Schedule; (f) Liens granted in the Loan Documents; (g) purchase money Liens upon or in any property used in the ordinary course of business and Liens to secure Capital Lease Obligations and Other Leases and any related payment and performance obligations if the aggregate of such Indebtedness does not exceed $50,000,000 at any time outstanding; provided, however, that (A) any such Lien is created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost of the property subject thereto, (B) the principal amount of the Indebtedness secured by such Lien does not exceed such cost, and (C) such Lien does not extend to any other property other than such item of property, any improvements on or replacements for such item, and the proceeds from the disposition of such items; (h) zoning restrictions, easements, rights of way, survey exceptions, encroachments, covenants, licenses, reservations, leasehold interests, restrictions on the use of real property or minor irregularities incident thereto which do not in the aggregate materially detract from the value or use of the property or assets or impair, in any material manner, the use of such property for the purposes for which such property is held; (i) the interests of lessors or lessees of property leased pursuant to leases permitted hereunder; (j) Liens of a depository institution arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff, or similar rights and remedies as to deposit accounts or other funds maintained with such institution, provided that such deposit account is not intended to provide collateral to the depository institution; (k) judgment Liens to the extent the existence of such Liens is not an Event of Default under Section 9.1(g); (1) any of the following arising in the ordinary course of business: deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature; (m) any Lien existing on any specific item of real or personal property or asset prior to the acquisition thereof, or of any Person owning such real or personal property, by Borrower or any Domestic Subsidiary, securing Indebtedness not to exceed $50,000,000 in the aggregate, provided that (A) such Lien is not created in contemplation of or in connection with such acquisition and (B) such Lien does not apply to any other property or assets of Borrower or any Subsidiary; (n) Liens securing Indebtedness, the proceeds of which are used to refinance Indebtedness secured by any Lien permitted hereunder, provided that such Lien does not apply to any additional property or assets of Borrower or any Subsidiary (other than the proceeds of the property or assets subject to such Lien); and (o) any other Liens, so long as such Liens are not on accounts receivable or inventory and the aggregate principal amount at any time outstanding of all Indebtedness secured by all such other Liens does not exceed $50,000,000.
“Permitted Refinancing Indebtedness” means any Indebtedness (the “Refinancing Indebtedness”), the proceeds of which are used to refinance, refund, renew, extend or replace outstanding Indebtedness (such outstanding Indebtedness, the “Refinanced Indebtedness”); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness (including any unused commitments thereunder) is not greater than the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement, except by an amount equal to any original issue discount thereon and the amount of unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, extension or replacement, and by an amount equal to any existing commitments thereunder that have not been

Columbia – Second Amended and Restated Credit Agreement

utilized at the time of such refinancing, refunding, renewal, extension or replacement; (b) the final stated maturity and Weighted Average Life to Maturity of such Refinancing Indebtedness shall not be prior to or shorter than that applicable to the Refinanced Indebtedness and such Refinancing Indebtedness does not require any scheduled payment of principal, mandatory repayment, redemption or repurchase that is more favorable to the holders of the Refinancing Indebtedness than the corresponding terms (if any) of the Refinanced Indebtedness (including by virtue of such Refinancing Indebtedness participating on a greater basis in any mandatory repayment, redemption or repurchase as compared to the Refinanced Indebtedness, but excluding any scheduled payment of principal, mandatory repayment, redemption or repurchase occurring on or after the date that is 91 days after the latest scheduled maturity date of the Loans and Commitments); (c) such Refinancing Indebtedness shall not be secured by (i) Liens on assets other than assets securing the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement or (ii) Liens having a higher priority than the Liens, if any, securing the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement; (d) such Refinancing Indebtedness shall not be guaranteed by or otherwise recourse to any Person other than the Person(s) to whom the Refinanced Indebtedness is recourse or by whom it is guaranteed, in each case as of the time of such refinancing, refunding, renewal, extension or replacement; (e) to the extent such Refinanced Indebtedness is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness were originally contractually subordinated to the Liens securing the Collateral pursuant to the Security Documents), such refinancing, refunding, renewal, extension or replacement is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness shall be subordinated to the Liens securing the Collateral pursuant to the Security Documents) on terms at least as favorable to the Lenders as those contained in the documentation governing such Refinanced Indebtedness or otherwise reasonably acceptable to Administrative Agent; (f) the covenants with respect to such Refinancing Indebtedness, when taken as a whole, are not materially more restrictive to the Borrower and its Subsidiaries than those in the Refinanced Indebtedness (taken as a whole); (g) in the event that the Refinancing Indebtedness is unsecured Indebtedness (including unsecured Subordinated Indebtedness) such Refinancing Indebtedness does not include cross-defaults (but may include cross-payment defaults and cross-defaults at the final stated maturity thereof and cross-acceleration), except to the extent the Refinanced Indebtedness included such provisions; and (h) no Default or Event of Default shall have occurred and be continuing at the time of, or would result from, such refinancing, refunding, renewal, extension or replacement.
“Person” means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or a Governmental Authority.
“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Multiemployer Plan), that is sponsored, maintained or contributed to by Borrower or any Subsidiary for the benefit of its employees, or any such plan with respect to which Borrower has any liability.
“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including equity interests.

Columbia – Second Amended and Restated Credit Agreement

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).
“QFC Credit Support” has the meaning assigned to such term in Section 11.26.
“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Loan Party as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Rate Data” has the meaning set forth in Section 1.5.
“Recipient” means (a) Administrative Agent and (b) any Lender, as applicable.
“Reimbursement Obligation” means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 2.1C for amounts drawn under Letters of Credit issued by the Issuing Lender.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Release” means, as to any Person, any unpermitted spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the environment, and any “release” as defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.).
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“Remedial Action” means all actions required to clean up, remove, prevent or minimize a Release or threat of Release or to perform pre-remedial studies and investigations and post-remedial monitoring and care.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.
“Required Facility Lenders” means (a) for the Revolving A Loan Facility, the Required Revolving A Lenders or (b) for the Revolving B Loan Facility, the Required Revolving B Lenders, as applicable

Columbia – Second Amended and Restated Credit Agreement

“Required Lenders” means any Lender or Lenders (other than Defaulting Lenders) having more than two-thirds of the Total Commitments, or both Lenders if there are only two Lenders.
“Required Revolving A Lenders” means, at any time, Revolving A Lenders having unused Revolving A Loan Commitments and Revolving A Credit Exposure representing more than fifty percent (50%) of the aggregate unused Revolving A Loan Commitments and Revolving A Credit Exposure of all Revolving A Lenders. The unused Revolving A Loan Commitment of, and Revolving A Credit Exposure held or deemed held by, any Defaulting Lender shall be disregarded in determining Required Revolving A Lenders at any time.
“Required Revolving B Lenders” means, at any time, Revolving B Lenders having unused Revolving B Loan Commitments and Revolving B Credit Exposure representing more than fifty percent (50%) of the aggregate unused Revolving B Loan Commitments and Revolving B Credit Exposure of all Revolving B Lenders. The unused Revolving B Loan Commitment of, and Revolving B Credit Exposure held or deemed held by, any Defaulting Lender shall be disregarded in determining Required Revolving B Lenders at any time.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means any of the following officers of a Loan Party, or any replacement officer(s) performing responsibilities customarily performed by the following officers of Borrower: the President and Chief Executive Officer and the Senior Vice-President, Chief Financial Officer and Treasurer. Any document delivered hereunder that is signed by a Responsible Officer of Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of Borrower.
“Restructuring Expenses” means all costs, expenses, losses and charges arising out of or related to COVID-19, including, without limitation, costs, expenses and losses relating to restructures, scaling of operations, modification of cost structures, any cost, expenses and charges for terminations, severance, furloughs, catastrophic paid leave, store closings, lease cancellations, and contract modifications and terminations, in an aggregate amount not to exceed $50,000,000, in each case to the extent paid prior to the Closing Date or within twelve (12) months after the Closing Date and approved by Administrative Agent in its reasonable discretion.
“Revolving A Credit Exposure” means, as to any Revolving A Lender at any time, the aggregate principal amount at such time of its outstanding Revolving A Loans and such Revolving A Lender’s participation in L/C Obligations and Swing Loans at such time.
“Revolving A Credit Outstandings” means, the sum of (a) with respect to Revolving Credit Loans and Swing Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving A Loans and Swing Loans, as the case may be, occurring on such date; plus (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to any other Letters of Credit or Loans to be made on such date and any other changes in the aggregate amount of the L/C Obligations as

Columbia – Second Amended and Restated Credit Agreement

of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.
“Revolving A Lender” means each Lender with a Revolving A Loan Commitment.
“Revolving A Loan” means a Loan made by a Lender to Borrower pursuant to Section 2.1A.
“Revolving A Loan Commitment” means (a) as to any Revolving A Lender, the obligation of such Revolving A Lender to make Revolving A Loans to, and to purchase participations in L/C Obligations and Swing Loans for the account of, the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth under such Revolving A Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof and (b) as to all Revolving A Lenders, the aggregate commitment of all Revolving A Lenders to make Revolving A Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The aggregate Revolving A Loan Commitment of all the Revolving A Lenders on the Closing Date shall be $125,000,000. The Revolving A Loan Commitment of each Revolving A Lender on the Closing Date is set forth under the name of such Lender on Schedule IA.
“Revolving A Loan Commitment Fee” means the fees payable under Section 2.3(b) of this Agreement.
“Revolving A Loan Commitment Percentage” means, with respect to any Revolving A Lender at any time, the percentage of the total Revolving A Loan Commitments of all the Revolving A Lenders represented by such Revolving A Lender’s Revolving A Loan Commitment. If the Revolving A Loan Commitments have terminated or expired, the Revolving A Loan Commitment Percentages shall be determined based upon the Revolving A Loan Commitments most recently in effect, giving effect to any assignments. The Revolving A Loan Commitment Percentage of each Revolving A Lender on the Closing Date is set forth under the name of such Lender on Schedule IA.
“Revolving A Loan Maturity Date” means August 1, 2023.
“Revolving B Credit Exposure” means, as to any Revolving B Lender at any time, the aggregate principal amount at such time of its outstanding Revolving B Loans.
“Revolving B Lender” means each Lender with a Revolving B Loan Commitment.
“Revolving B Loan” means a Loan made by a Lender to Borrower pursuant to Section 2.1 B.
“Revolving B Loan Commitment” means (a) as to any Revolving B Lender, the obligation of such Revolving B Lender to make Revolving B Loans to the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth under such Revolving B Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 3.9) and (b) as to all Revolving B Lenders, the aggregate commitment of all Revolving B Lenders to make Revolving B Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 3.9). The aggregate

Columbia – Second Amended and Restated Credit Agreement

Revolving B Loan Commitment of all the Revolving B Lenders on the Closing Date shall be $400,000,000. The Revolving B Loan Commitment of each Revolving B Lender on the Closing Date is set forth under the name of such Revolving B Lender on Schedule IA.
“Revolving B Loan Commitment Fee” means the fees payable under Section 2.3(c) of this Agreement.
“Revolving B Loan Commitment Percentage” means, with respect to any Revolving B Lender at any time, the percentage of the total Revolving B Loan Commitments of all the Revolving B Lenders represented by such Revolving B Lender’s Revolving B Loan Commitment. If the Revolving B Loan Commitments have terminated or expired, the Revolving Loan B Commitment Percentages shall be determined based upon the Revolving B Loan Commitments most recently in effect, giving effect to any assignments. The Revolving B Loan Commitment Percentage of each Revolving B Lender on the Closing Date is set forth under the name of such Lender on Schedule IA.
“Revolving B Loan Maturity Date” means April 13, 2021.
“Revolving Credit Commitments” means, collectively, the Revolving A Loan Commitment and the Revolving B Loan Commitment.
“Revolving Loans” means, collectively, the Revolving A Loans and the Revolving B Loans.
“Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Syria and Crimea).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.
“Sanctions” has the meaning specified in Section 4.19(a).
“Secured Cash Management Agreement” means (a) any Cash Management Agreement in effect on the Closing Date between or among any Loan Party and a counterparty that is (i) a Lender, (ii) Administrative Agent or (iii) an Affiliate of a Lender or Administrative Agent, in each case as determined as of the Closing Date or (b) any Cash Management Agreement entered into after the Closing Date between or among any Loan Party and a counterparty that is (i) a Lender, (ii)

Columbia – Second Amended and Restated Credit Agreement

Administrative Agent or (iii) an Affiliate of a Lender or Administrative Agent, in each case as determined at the time such Cash Management Agreement is entered into.
“Secured Cash Management Obligations” means all existing or future payment and other obligations owing by any Loan Party under any Secured Cash Management Agreement.
“Secured Hedge Agreement” means (a) any Hedge Agreement in effect on the Closing Date between or among any Loan Party and a counterparty that is (i) a Lender, (ii) Administrative Agent or (iii) an Affiliate of a Lender or Administrative Agent, in each case as determined as of the Closing Date or (b) any Hedge Agreement entered into after the Closing Date between or among any Loan Party and a counterparty that is (i) a Lender, (ii) Administrative Agent or (iii) an Affiliate of a Lender or Administrative Agent, in each case as determined at the time such Hedge Agreement is entered into.
“Secured Hedge Obligations” means all existing or future payment and other obligations owing by any Loan Party under any Secured Hedge Agreement; provided that the “Secured Hedge Obligations” of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.
“Secured Obligations” means, collectively, (a) the Obligations, (b) any Secured Hedge Obligations and (c) any Secured Cash Management Obligations.
“Secured Parties” means, collectively, Administrative Agent, the Lenders, the holders of any Secured Hedge Obligations, the holders of any Secured Cash Management Obligations, each co-agent or sub-agent appointed by Administrative Agent from time to time, any other holder from time to time of any of any Secured Obligations and, in each case, their respective successors and permitted assigns.
“Security Documents” means the collective reference to the Collateral Agreement and each other agreement or writing pursuant to which any Loan Party pledges or grants a security interest in any personal Property or assets securing the Secured Obligations, including any pledge agreement.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.
“Stock” means shares of capital stock, membership interests, beneficial or partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation, limited liability company, partnership or other entity, whether voting or nonvoting, and includes common stock and preferred stock.

Columbia – Second Amended and Restated Credit Agreement

“Stock Equivalents” means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.
“Subsidiary” means any Person required by GAAP to be included in the consolidated financial reporting of Borrower.
“Supported QFC” has the meaning assigned to such term in Section 11.26.
“Swap Obligation” shall mean, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Swing Line Lender” means Wells Fargo, when acting in its capacity as the lender advancing credit under Section 2.2, or any successor swing line lender hereunder.
“Swing Loan” means a Loan made by the Swing Line Lender to Borrower pursuant to Section 2.2.
“Swing Loan Available Credit” means, at any time, the amount by which the outstanding balance of the Swing Loans is less than the lesser of (i) $25,000,000 or (ii) the Available Credit.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto.
“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Total Commitments” means the aggregate of (a) prior to the Revolving A Loan Maturity Date, all Revolving A Loan Commitments and (b) prior to the Revolving B Loan Maturity Date, all Revolving B Loan Commitments.
“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Revolving A Credit Exposure and Revolving B Credit Exposure at such time.
“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.
“UCP” means the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time).
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain

Columbia – Second Amended and Restated Credit Agreement

credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.
“U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 11.26.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness, in each case of clauses (a) and (b), without giving effect to the application of any prior prepayment to such installment, sinking fund, serial maturity or other required payment of principal.
“Wells Fargo” means Wells Fargo Bank, National Association.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.2ACCOUNTING AND FINANCIAL DETERMINATIONS
(a) Any accounting term used in this Agreement that is not specifically defined herein shall have the meaning given to it under GAAP, and all accounting determinations and computations under any Loan Document shall be made, and all financial statements required to be delivered under any Loan Document shall be prepared, in accordance with GAAP applied in the preparation of the financial statements referred to in Section 4.5. Notwithstanding the foregoing, for purposes of determining

Columbia – Second Amended and Restated Credit Agreement

compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

(b) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, all terms of an accounting or financial nature used herein or therein shall be construed, and all computations of amounts and ratios referred to herein and therein shall be made, without giving effect to the Financial Accounting Standards Board Accounting Standards Codification 842 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to the extent any lease (or any similar arrangement conveying the right to use) would be required to be treated as a capital lease thereunder where such lease (or similar arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of the Financing Accounting Standards Board Accounting Standards Codification 842 (or such other Accounting Standards Codification having a similar result or effect).
(c)  If Borrower notifies Administrative Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Administrative Agent notifies Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
1.3HEADINGS
Headings in this Agreement and each of the other Loan Documents are for convenience of reference only and are not part of the substance hereof or thereof.
1.4ADDITIONAL DEFINITION PROVISIONS
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof’ and “hereunder,” and words of similar import, shall be

Columbia – Second Amended and Restated Credit Agreement

construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
1.5RATES
The Rates, rate information, and data from which rates may be or are compiled relating to LIBOR (individually and collectively the “Rate Data”) are supplied by third parties. Wells Fargo and its affiliates are not responsible or liable for the accuracy of Rate Data, the means by which Rate Data is derived from time to time, the frequency with which the Rate Data is published or updated, or delays or other irregularities concerning Rate Data, in each instance irrespective of any negligence, gross negligence or willful misconduct of the supplier(s) of Rate Data.
1.6UCC TERMS
Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.
1.7ROUNDING
Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.8REFERENCES TO AGREEMENT AND LAWS
Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) any definition or reference to any Governmental Rule, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Governmental Rule.
1.9TIMES OF DAY
Unless otherwise specified, all references herein to times of day shall be references to or Portland time (daylight or standard, as applicable).
1.10DIVISIONS

Columbia – Second Amended and Restated Credit Agreement

For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.
ARTICLE II.
THE CREDITS
2.1A REVOLVING A LOANS
(a) On the terms and subject to the conditions contained in this Agreement, each Revolving A Lender severally agrees to make loans (each a “Revolving A Loan”) to Borrower from time to time until the Maturity Date in an aggregate amount not to exceed at any time outstanding such Lender’s Revolving A Loan Commitment; provided, that (i) the Revolving A Credit Outstandings shall not exceed the aggregate Revolving A Loan Commitments and (ii) the Revolving A Credit Exposure of any Revolving A Lender shall not at any time exceed such Revolving A Lender’s Revolving A Loan Commitment. Each advance of a Revolving A Loan that is not made for the purpose of paying Obligations shall be deposited into Borrower’s account no. xxxxxx-087 with Administrative Agent. With respect to Revolving A Loans, Borrower may from time to time borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all the limitations, terms and conditions contained herein. The Revolving A Loans shall be evidenced by the Revolving A Note.

(b) If at any time the Available Revolving A Loan Credit is negative, Borrower, without demand or notice, shall immediately repay that portion of the Revolving A Loans necessary to cause the Available Revolving A Loan Credit to be zero. Borrower shall repay the outstanding principal balance of the Revolving A Loans, together with all accrued and unpaid interest and related fees, on the Revolving A Loan Maturity Date.
(c) Borrower, through an Authorized Representative, shall request each advance of a Revolving A Loan by giving Administrative Agent irrevocable (i) written notice, (ii) notice by email or such other form of electronic transmission as is acceptable to Administrative Agent or (iii) telephonic notice (confirmed promptly by fax or email), containing the information in the form of Exhibit B attached hereto (each, a “Notice of Borrowing”), which specifies, among other things:
(i) the aggregate principal amount of the requested advances (which amount must be a minimum of $500,000 and in integral multiples of $100,000 if a LIBOR Loan);
(ii) the proposed date of borrowing, which shall be a Business Day;
(iii) whether such advance is to be a Base Rate Loan or a LIBOR Loan; and
(iv) if such advance is to be a LIBOR Loan, the length of the Interest Period applicable thereto.

Columbia – Second Amended and Restated Credit Agreement

Each such Notice of Borrowing must be received by Administrative Agent not later than noon (Portland time) (x) on the date of borrowing if a Base Rate Loan or (y) at least two Business Days prior to the date of borrowing if a LIBOR Loan. Administrative Agent shall promptly notify each Revolving A Lender of the contents of each Notice of Borrowing and of the amount of the advance to be made by such Lender no later than 2:00 PM (Portland time) on the Business Day of receipt. At Administrative Agent’s election, in lieu of delivering a written Notice of Borrowing, any Authorized Representative may give Administrative Agent telephonic notice of a request for an advance by the required time. In such circumstances, Borrower agrees that any such telephonic notice will be confirmed in writing within 24 hours of the making of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request
(d) From time to time before noon (Portland time) on any Business Day Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Revolving A Loans; provided that if the Revolving A Loans being prepaid are LIBOR Loans, (i) Borrower gives Administrative Agent notice of such prepayment before 2:00 PM (Portland time) on the second Business Day before the date of prepayment (which notice shall be irrevocable), (ii) each voluntary partial prepayment must be a minimum of $500,000 and in integral multiples of $100,000; and (iii) any prepayment shall be subject to the provisions of Section 3.5.
(e) If at any time the Revolving A Credit Outstandings exceed the aggregate Revolving A Loan Commitments, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving A Lenders, Revolving A extensions of credit in an amount equal to such excess with each such repayment applied first, to the principal amount of outstanding Swing Loans, second to the principal amount of outstanding Revolving A Loans and third, with respect to any Letters of Credit then outstanding, a payment of Cash Collateral into a Cash Collateral account opened by the Administrative Agent, for the benefit of the Revolving A Lenders, in an amount equal to such excess (such Cash Collateral to be applied in accordance with Section 9.2(b)).
2.1B REVOLVING B LOANS
(a) On the terms and subject to the conditions contained in this Agreement, each Revolving B Lender severally agrees to make loans (each a “Revolving B Loan”) to Borrower from time to time until the Maturity Date in an aggregate amount not to exceed at any time outstanding such Lender’s Revolving B Loan Commitment; provided, (i) the Revolving B Credit Outstandings shall not exceed the aggregate Revolving B Loan Commitments and (ii) the Revolving B Credit Exposure of any Revolving B Lender shall not at any time exceed such Revolving B Lender’s Revolving A Loan Commitment. Each advance of a Revolving B Loan that is not made for the purpose of paying Obligations shall be deposited into Borrower’s account no. xxxxxx-087 with Administrative Agent. With respect to Revolving B Loans, Borrower may from time to time borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all the limitations, terms and conditions contained herein. The Revolving B Loans shall be evidenced by the Revolving B Note. Notwithstanding anything to the contrary contained herein, no Revolving B Loans may be made unless and until the Available Revolving A Loan Credit at such time is $0. All requests for advances hereunder shall be first, for Revolving A Loans, and if the Available Revolving A Loan Credit is $0, then for Revolving B Loans.

Columbia – Second Amended and Restated Credit Agreement

(b) If at any time the Available Revolving B Loan Credit is negative, Borrower, without demand or notice, shall immediately repay that portion of the Revolving B Loans necessary to cause the Available Revolving B Loan Credit to be zero. Borrower shall repay the outstanding principal balance of the Revolving B Loans, together with all accrued and unpaid interest and related fees, on the Revolving B Loan Maturity Date.
(c) Borrower, through an Authorized Representative, shall request each advance of a Revolving B Loan by giving Administrative Agent irrevocable (i) written notice, (ii) a Notice of Borrowing which specifies, among other things:
(i) the aggregate principal amount of the requested advances (which amount must be a minimum of $500,000 and in integral multiples of $100,000 if a LIBOR Loan);
(ii) the proposed date of borrowing, which shall be a Business Day;
(iii) whether such advance is to be a Base Rate Loan or a LIBOR Loan; and
(iv) if such advance is to be a LIBOR Loan, the length of the Interest Period applicable thereto.
Each such Notice of Borrowing must be received by Administrative Agent not later than noon (Portland time) (x) on the date of borrowing if a Base Rate Loan or (y) at least two Business Days prior to the date of borrowing if a LIBOR Loan. Administrative Agent shall promptly notify each Revolving B Lender of the contents of each Notice of Borrowing and of the amount of the advance to be made by such Lender no later than 2:00 PM (Portland time) on the Business Day of receipt. At Administrative Agent’s election, in lieu of delivering a written Notice of Borrowing, any Authorized Representative may give Administrative Agent telephonic notice of a request for an advance by the required time. In such circumstances, Borrower agrees that any such telephonic notice will be confirmed in writing within 24 hours of the making of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request
(d) From time to time before noon (Portland time) on any Business Day Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Revolving B Loans; provided that if the Revolving B Loans being prepaid are LIBOR Loans, (i) Borrower gives Administrative Agent notice of such prepayment before 2:00 PM (Portland time) on the second Business Day before the date of prepayment (which notice shall be irrevocable), (ii) each voluntary partial prepayment must be a minimum of $500,000 and in integral multiples of $100,000; and (iii) any prepayment shall be subject to the provisions of Section 3.5.
(e) If at any time the Revolving B Credit Outstandings exceed the aggregate Revolving B Loan Commitments, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving B Lenders, Revolving B extensions of credit in an amount equal to such excess

Columbia – Second Amended and Restated Credit Agreement

2.1C LETTER OF CREDIT FACILITY
(a) L/C Facility.
(i)Availability. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the Revolving A Lenders set forth in Section 2.1C(d), agrees to issue standby or commercial Letters of Credit in an aggregate amount not to exceed its L/C Commitment for the account of the Borrower. Letters of Credit may be issued on any Business Day from the Closing Date to, but not including the fifteenth (15th) Business Day prior to the Revolving A Loan Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided, that Issuing Lender not shall issue any Letter of Credit if, after giving effect to such issuance, (A) the L/C Obligations would exceed the L/C Sublimit or (B) the Revolving A Credit Outstandings would exceed the Revolving A Loan Commitment. Letters of Credit issued hereunder shall constitute a utilization of the Revolving A Loan Commitments.
(ii)Terms of Letters of Credit. Each Letter of Credit shall (A) expire on a date no more than twelve (12) months after the date of issuance or last renewal or extension of such Letter of Credit (subject to automatic renewal or extension for additional one (1) year periods (but not to a date later than the date set forth below) pursuant to the terms of the Letter of Credit Documents or other documentation acceptable to the Issuing Lender), which date shall be no later than the fifth (5th) Business Day prior to the Revolving A Loan Maturity Date, and (B) unless otherwise expressly agreed by the Issuing Lender and the Borrower when a Letter of Credit is issued by it, be subject to the UCP, in the case of a commercial Letter of Credit, or ISP, in the case of a standby Letter of Credit, in each case as set forth in the Letter of Credit Documents or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of Oregon. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if (v) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any applicable law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to letters of credit generally or such Letter of Credit in particular any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense that was not applicable, in effect or known to the Issuing Lender as of the Closing Date and that the Issuing Lender in good faith deems material to it, (w) the conditions set forth in Section 5.2 are not satisfied, (x) the issuance of such Letter of Credit would violate one or more policies of the Issuing Lender applicable to letters of credit generally, (y) the proceeds of which would be made available to any Person (I) to fund any activity or business of or with any Sanctioned Person, or in any Sanctioned Country or (II) in any manner that would result in a violation of any Sanctions by any party to this Agreement or (z) any Revolving A Lender is at that time a Defaulting Lender, unless the Issuing Lender has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Issuing Lender (in its sole discretion) with the Borrower or such Lender to eliminate the Issuing Lender’s actual or

Columbia – Second Amended and Restated Credit Agreement

potential Fronting Exposure (after giving effect to Section 3.7) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. On and after the First Amendment Date, each of the Existing Letters of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder.
(iii)Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, Section 2.1C shall be subject to the terms and conditions of Section 3.7 and Section 3.10.
(b)Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue, amend, renew or extend a Letter of Credit by delivering to the Issuing Lender at its applicable office (with a copy to the Administrative Agent at the Administrative Agent’s Office) a Letter of Credit Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other Letter of Credit Documents and information as the Issuing Lender or the Administrative Agent may request, not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the Issuing Lender may agree in their sole discretion) prior to the proposed date of issuance, amendment, renewal or extension, as the case may be. Such notice shall specify (i) the requested date of issuance, amendment, renewal or extension (which shall be a Business Day), (ii) the date on which such Letter of Credit is to expire (which shall comply with Section 2.1C(a)(ii), (iii) the amount of such Letter of Credit, (iv) the name and address of the beneficiary thereof, (v) the purpose and nature of such Letter of Credit and (vi) such other information as shall be necessary to issue, amend, renew or extend such Letter of Credit. Upon receipt of any Letter of Credit Application, the Issuing Lender shall, process such Letter of Credit Application and the certificates, documents and other Letter of Credit Documents and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 2.1C(a) and Article V, promptly issue, amend, renew or extend the Letter of Credit requested thereby (subject to the timing requirements set forth in this Section 2.1C(b)) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. Additionally, the Borrower shall furnish to the Issuing Lender and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, renewal or extension, including any Letter of Credit Documents, as the Issuing Lender or the Administrative Agent may require. The Issuing Lender shall promptly furnish to the Borrower and the Administrative Agent a copy of such Letter of Credit and the related Letter of Credit Documents and the Administrative Agent shall promptly notify each Revolving A Lender of the issuance and upon request by any Revolving A Lender, furnish to such Revolving A Lender a copy of such Letter of Credit and the amount of such Revolving A Lender’s participation therein.
(c)Commissions and Other Charges.

Columbia – Second Amended and Restated Credit Agreement

(i)Letter of Credit Commissions. Subject to Section 3.7, the Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each standby Letter of Credit in the amount equal to the greater of (x) $500 or (y) the daily amount available to be drawn under such standby Letters of Credit times 0.875% (determined on a per annum basis). Such commission shall be payable quarterly in arears on the tenth day following each fiscal quarter of Borrower. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received pursuant to this Section 2.1C(c) in accordance with their respective Revolving A Loan Commitment Percentages.
(ii)Issuance and Documentation Fees. The Borrower shall pay directly to the Issuing Lender, for its own account, issuance and documentation fees with respect to each commercial Letter of Credit issued by the Issuing Lender in such amounts as agreed upon between the Issuing Lender and the Borrower. Such issuance and documentation fees shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving A Loan Maturity Date and thereafter on demand of the Issuing Lender.
(iii)Other Fees, Costs, Charges and Expenses. In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary fees, costs, charges and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by it. Such customary fees, costs, charges and expenses are due and payable on demand and are nonrefundable.
(d)L/C Participations.
(i)The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving A Loan Commitment Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued by it hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit issued by the Issuing Lender for which such Issuing Lender is not reimbursed in full by the Borrower through a Revolving A Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Revolving A Loan Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.
(ii)Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 2.1C(d)(i) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, issued by it, the Issuing

Columbia – Second Amended and Restated Credit Agreement

Lender shall notify the Administrative Agent of such unreimbursed amount and the Administrative Agent shall notify each L/C Participant (with a copy to the Issuing Lender) of the amount and due date of such required payment and such L/C Participant shall pay to the Administrative Agent (which, in turn shall pay the Issuing Lender) the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Administrative Agent, which in turn shall pay the Issuing Lender on demand, in addition to such amount, the product of (A) such amount, times (B) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (C) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360, plus any administrative, processing or similar fees customarily charged by the Issuing Lender in connection with the foregoing. A certificate of the Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section, if the L/C Participants receive notice that any such payment is due (x) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and (y) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day.
(iii)Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit issued by it and has received from any L/C Participant its Revolving A Loan Commitment Percentage of such payment in accordance with this Section, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Administrative Agent or otherwise), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Administrative Agent, which shall in turn pay to the Issuing Lender, the portion thereof previously distributed by the Issuing Lender to it.
(iv)Each L/C Participant’s obligation to make the Revolving A Loans referred to in Section 2.1(d)(ii) and to purchase participating interests pursuant to Section 2.1(d)(i) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Revolving A Lender or the Borrower may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article V, (C) any adverse change in the condition (financial or otherwise) of the Borrower, (D) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving A Lender or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.
(e)Reimbursement. In the event of any drawing under any Letter of Credit, the Borrower agrees to reimburse (either with the proceeds of a Revolving A Loan as provided for in this Section or with funds from other sources), in same day funds, the Issuing Lender by paying to the Administrative Agent the amount of such drawing not later than 12:00 noon on (i) the Business Day that the Borrower

Columbia – Second Amended and Restated Credit Agreement

receives notice of such drawing, if such notice is received by the Borrower prior to 10:00 a.m., or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, for the amount of (x) such draft so paid and (y) any amounts referred to in Section 2.1C(c)(iii) incurred by the Issuing Lender in connection with such payment. Unless the Borrower shall immediately notify the Administrative Agent and the Issuing Lender that the Borrower intends to reimburse the Issuing Lender for such drawing from other sources or funds, the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Revolving A Lenders make a Revolving A Loan as a Base Rate Loan on the applicable repayment date in the amount (without regard to the minimum and multiples specified in Section 2.1B) of (i) such draft so paid and (ii) any amounts referred to in Section 2.1C(c)(iii) incurred by the Issuing Lender in connection with such payment, and the Revolving A Lenders shall make a Revolving A Loan as a Base Rate Loan in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and such fees and expenses. Each Revolving A Lender acknowledges and agrees that its obligation to fund a Revolving A Loan in accordance with this Section to reimburse the Issuing Lender for any draft paid under a Letter of Credit issued by it is absolute and unconditional and shall not be affected by any circumstance whatsoever, including non-satisfaction of the conditions set forth in Section 2.1B or Article V. If the Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse the Issuing Lender as provided above, or if the amount of such drawing is not fully refunded through a Base Rate Loan as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until paid in full.
(f)Obligations Absolute.
(i)The Borrower’s obligations under this Section 2.1C (including the Reimbursement Obligation) shall be absolute, unconditional and irrevocable under any and all circumstances whatsoever (except as otherwise provided in Section 2.1C(f)(ii)), and shall be performed strictly in accordance with the terms of this Agreement, and irrespective of:
(A)any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Document or this Agreement, or any term or provision therein or herein;
(B)the existence of any claim, counterclaim, setoff, defense or other right that the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(C)the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent, forged or insufficient in any respect or any statement in such draft or other document being untrue

Columbia – Second Amended and Restated Credit Agreement

or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(D)any payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; or
(E)any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.
(ii)The Borrower also agrees that the Issuing Lender and the L/C Participants shall not be responsible for, and the Borrower’s Reimbursement Obligation under Section 2.1C(e) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender, the L/C Participants and their respective Related Parties shall not have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Lender (as finally determined by a court of competent jurisdiction), the Issuing Lender shall be deemed to have exercised care in each such determination.
(iii)In furtherance of the foregoing and without limiting the generality thereof, the parties agree that (A) with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit, (B) the Issuing Lender may act upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that such Issuing Lender in good faith

Columbia – Second Amended and Restated Credit Agreement

believes to have been given by a Person authorized to give such instruction or request and (C) an Issuing Lender may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit issued by it shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment substantially conforms to the requirements under such Letter of Credit.
(g)Effect of Letter of Credit Documents. To the extent that any provision of any Letter of Credit Document related to any Letter of Credit is inconsistent with the provisions of this Section 2.1C, the provisions of this Section 2.1C shall apply.
(h)Resignation of Issuing Lenders.
(i)The Issuing Lender may resign at any time by giving 30 days’ prior notice to the Administrative Agent, the Revolving A Lenders and the Borrower. After the resignation of an Issuing Lender hereunder, the retiring Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit or to extend, renew or increase the outstanding Letter of Credit.
(ii)Any resigning Issuing Lender shall retain all the rights, powers, privileges and duties of an Issuing Lender hereunder with respect to all Letters of Credit issued by it that are outstanding as of the effective date of its resignation as an Issuing Lender and all L/C Obligations with respect thereto (including the right to require the Revolving A Lenders to take such actions as are required under Section 2.1C(d). Without limiting the foregoing, upon the resignation of a Lender as an Issuing Lender hereunder, the Borrower may, or at the request of such resigned Issuing Lender the Borrower shall, use commercially reasonable efforts to, arrange for one or more of the other Issuing Lenders to issue Letters of Credit hereunder in substitution for the Letters of Credit, if any, issued by such resigned Issuing Lender and outstanding at the time of such resignation, or make other arrangements satisfactory to the resigned Issuing Lender to effectively cause another Issuing Lender to assume the obligations of the resigned Issuing Lender with respect to any such Letters of Credit.
(i)Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an Issuing Lender that is not also the financial institution acting as Administrative Agent, then (a) no later than the fifth Business Day following the last day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, each Issuing Lender (or, in the case of clauses (b), (c) or (d) of this Section, the Issuing Lender) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by such Issuing Lender) with respect to each Letter of Credit issued by such Issuing Lender that is outstanding hereunder. In addition, each Issuing Lender shall provide

Columbia – Second Amended and Restated Credit Agreement

notice to the Administrative Agent of its L/C Commitment, or any change thereto, promptly upon it becoming an Issuing Lender or making any change to its L/C Commitment. No failure on the part of the Issuing Lender to provide such information pursuant to this Section 2.1C(i) shall limit the obligations of the Borrower or any Revolving A Lender hereunder with respect to its reimbursement and participation obligations hereunder.
(j)Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Documents therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Documents and as such amount may be reduced by (i) any permanent reduction of such Letter of Credit or (ii) any amount which is drawn, reimbursed and no longer available under such Letter of Credit).
2.2SWING LOANS
(a) In lieu of making Revolving A Loans, the Swing Line Lender, in its sole discretion, on the terms and subject to the conditions contained in this Agreement, may make loans (each a “Swing Loan”) to Borrower from time to time until the Revolving A Loan Maturity Date as provided herein in an aggregate amount not to exceed at any time outstanding the Swing Loan Available Credit. Each Swing Loan shall be made and repaid upon such notice as the Swing Line Lender and Borrower shall agree, except that Swing Loans may be made automatically (A) pursuant to certain cash management arrangements made from time to time by Borrower with Administrative Agent and/or (B) for the purposes described in Section 2.2(e). All Swing Loans shall be Base Rate Loans and may, at Swing Line Lender’s option, be evidenced by a promissory note. Borrower shall repay the outstanding principal balance of the Swing Loans, together with all accrued and unpaid interest and related fees on the Revolving A Loan Maturity Date. All interest due on the Swing Loans shall be payable to the Swing Line Lender.
(b) On the first Business Day of each week, the Swing Loans outstanding as of the end of the immediately preceding Business Day shall be converted to Revolving A Loans, unless the amount outstanding was less than $10,000,000 (in which event, such Swing Loans shall remain as Swing Loans). By 9:00 a.m. (Pacific Time) on the first Business Day of each week in which such a conversion is to occur, Administrative Agent shall notify each Lender of the principal amount of such outstanding Swing Loans and each Lender’s Revolving A Loan Commitment Percentage thereof. Each Lender shall, before 11:00 a.m. (Pacific Time) on such Business Day, make available to Administrative Agent, in immediately available funds, the amount of its Revolving A Loan Commitment Percentage of such principal amount of such Swing Loans.
(c) At any time upon the request of the Swing Line Lender to Administrative Agent that some or all of the Swing Loans be converted to Revolving A Loans, then, on the next Business Day, Administrative Agent shall notify each Lender of the principal amount of Swing Loans outstanding as of 9:00 a.m. (Pacific Time) on such Business Day (or of the principal amount of the Swing Loans which Swing Line Lender desires to be converted) and each Lender’s Revolving A Loan Commitment Percentage thereof. Each Lender shall, before 9:00 a.m. (Pacific Time) on the next Business Day, make

Columbia – Second Amended and Restated Credit Agreement

available to Administrative Agent, in immediately available funds, the amount of its Revolving A Loan Commitment Percentage of such principal amount of such Swing Loans.
(d) Upon any payment by a Lender pursuant to Section 2.2(b) or (c), such Lender shall be deemed to have made a Revolving A Loan as a Base Rate Loan to Borrower, notwithstanding any failure by Borrower to satisfy the conditions contained in Section 5.2 (without regard to the minimum amount of Base Rate Loans). Administrative Agent shall use such funds to repay the principal amount of Swing Loans to the Swing Line Lender. With respect to the Swing Loans, after receipt of payment of principal or interest thereon, Administrative Agent will promptly distribute the same to the Swing Line Lender at its Applicable Lending Office.
(e) Lenders and Borrower agree that Swing Loans may be made to allow Administrative Agent to pay each Lender its share of fees, interest and other amounts due hereunder to the extent such fees, interest and other amounts are then due and payable.
2.3INTEREST/FEES
(a) Interest. The outstanding principal balance of each Loan shall bear interest at the Applicable Rate. The foregoing notwithstanding, the rate of interest applicable at all times during the continuation of an Event of Default shall be a fluctuating rate per annum equal to the Applicable Rate plus 200 basis points. All fees, expenses and other amounts not paid when due shall bear interest (from the date due until paid) at the highest rate described in the preceding sentence. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Governmental Rule which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Governmental Rule and the Lenders shall at Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under applicable law.
(b) Revolving A Loan Commitment Fees. Commencing on the Closing Date, Borrower shall pay to Administrative Agent, for the ratable benefit of Revolving A Lenders, a commitment fee equal to the Fee Percentage on the average daily unused portion of the Revolving A Loan Commitment of the Revolving A Lenders (other than the Defaulting Lenders, if any); provided, that the amount of outstanding Swing Loans shall not be considered usage of the Revolving A Loan Commitment for the purpose of calculating the Revolving A Loan Commitment Fee. The Revolving A Loan Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing May 31, 2020 and ending on the date upon which all Obligations (other than contingent indemnification obligations not then due) arising under the Revolving A Loan Facility shall have been indefeasibly and irrevocably paid and satisfied in full, the Revolving A Loan Commitment has been terminated and all Letters of Credit have been terminated or have expired (or have been Cash Collateralized). The Revolving A Loan Commitment Fee shall be distributed by Administrative Agent

Columbia – Second Amended and Restated Credit Agreement

to the Revolving A Lenders (other than any Defaulting Lender) pro rata in accordance with such Revolving A Lenders’ respective Revolving A Loan Commitment Percentages. (i) the amount by which the total of the Revolving A Loan Commitments is greater than the average daily outstanding balance of the Revolving A Loans and the Swing Loans for the quarter or period just ended multiplied by (ii) a percentage per annum equal to the Fee Percentage.
(c) Revolving B Loan Commitment Fees. Commencing on the Closing Date, Borrower shall pay to Administrative Agent, for the ratable benefit of Revolving B Lenders, a commitment fee equal to the Fee Percentage on the average daily unused portion of the Revolving B Loan Commitment of the Revolving B Lenders (other than the Defaulting Lenders, if any). The Revolving B Loan Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing May 31, 2020 and ending on the date upon which all Obligations (other than contingent indemnification obligations not then due) arising under the Revolving B Loan Facility shall have been indefeasibly and irrevocably paid and satisfied in full and the Revolving B Loan Commitment has been terminated. The Revolving B Loan Commitment Fee shall be distributed by Administrative Agent to the Revolving B Lenders (other than any Defaulting Lender) pro rata in accordance with such Revolving B Lenders’ respective Revolving B Loan Commitment Percentages. (i) the amount by which the total of the Revolving B Loan Commitments is greater than the average daily outstanding balance of the Revolving B Loans for the quarter or period just ended multiplied by (ii) a percentage per annum equal to the Fee Percentage.
(d) Computation and Payment. All interest and per annum fees shall be computed on the basis of a 360-day year, actual days elapsed. Interest on Base Rate Loans shall be payable monthly, in arrears, on the first day of each month and on the Applicable Maturity Date. Interest on each LIBOR Loan shall be paid on (i) the last day of its Interest Period, (ii) at the end of the third month of its Interest Period (if such period is six months in duration), (iii) on the date of any payment of principal made before the end of its Interest Period and (iv) on the Applicable Maturity Date.
2.4INTEREST OPTIONS
(a) Election. With respect to the Revolving Loans, Borrower may (i) except as otherwise provided herein, at any time when a Default is not continuing, convert all or any portion of a Base Rate Loan to a LIBOR Loan for an Interest Period designated by Borrower, and (ii) convert all or a portion of a LIBOR Loan at the end of the Interest Period applicable thereto to a Base Rate Loan or, if no Default is continuing, to a LIBOR Loan for a new Interest Period designated by Borrower, provided that if Borrower has not made the required interest rate conversion or continuation election prior to the last day of any Interest Period, Borrower shall be deemed to have elected to convert such LIBOR Loan to a Base Rate Loan. Each LIBOR Loan elected pursuant to this Section 2.4(a) must be in a minimum amount of $500,000 and in integral multiples of $100,000 and at no time shall there be more than ten (10) different Interest Periods outstanding with respect to LIBOR Loans elected pursuant to this Section 2.4(a).

Columbia – Second Amended and Restated Credit Agreement

(b) Notice to Administrative Agent. Borrower shall request each interest rate conversion or continuation under Section 2.4(a) by giving Administrative Agent irrevocable written notice or telephonic notice (confirmed promptly in writing), in the form of Exhibit C attached hereto (a “Notice of Conversion or Continuation”), that specifies, among other things: (i) the Loan to which such Notice of Conversion or Continuation applies; (ii) the principal amount that is the subject of such conversion or continuation; (iii) the proposed date of such conversion or continuation, which shall be a Business Day; and (iv) if such Notice pertains to a LIBOR Loan, the length of the applicable Interest Period. Any such Notice of Conversion or Continuation must be received by Administrative Agent not later than noon (Portland time) (i) at least one Business Day prior to the effective date of any Base Rate interest selection, and (ii) at least two Business Days prior to the effective date of any LIBOR interest selection. Administrative Agent shall promptly notify each Lender of the contents of each such Notice of Conversion or Continuation, or if timely notice is not received from Borrower prior to the last day of any Interest Period, of the automatic conversion of such LIBOR Loan to a Base Rate Loan.
(c) Subject to Section 9.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 9.1(a) or (h), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), upon the occurrence and during the continuance of any other Event of Default, (A) the Borrower shall no longer have the option to request LIBOR Loans, Swing Loans or Letters of Credit, (B) all outstanding LIBOR Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to LIBOR Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (C) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document and (D) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law.
2.5PAYMENTS GENERALLY
(a) Administrative Agent may, and Borrower hereby authorizes Administrative Agent to, debit any deposit account of Borrower with Administrative Agent for all payments of principal, interest, fees and other amounts due under the Loan Documents as they become due, provided that Administrative Agent shall first debit Borrower’s account no. xxxxxx1087 with Administrative Agent, before debiting any other account.
(b) All payments to be made by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in same day funds not later than noon, Portland time, on the date specified herein. All payments received by Administrative Agent after noon, Portland time shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

Columbia – Second Amended and Restated Credit Agreement

(c) Subject to the definition of “Interest Period,” if any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day.
(d) Subject to Section 9.4 (which provisions shall apply at any time an Event of Default has occurred and is continuing), if at any time insufficient funds are received by and available to Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied in the following order: (i) first, toward costs and expenses incurred by Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder with respect to the Revolving B Loans, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, (iii) third, toward repayment of interest and fees then due hereunder with respect to the Revolving A Loans and Swing Loans, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, (iv) fourth, toward repayment of principal then due hereunder with respect to the Revolving B Loans, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties, and (v) fifth, toward repayment of principal then due hereunder with respect to the Revolving A Loans and Swing Loans, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
(e) Unless Borrower or any Lender has notified Administrative Agent prior to the date any payment is required to be made by it to Administrative Agent hereunder, that Borrower or such Lender, as the case may be, will not make such payment, Administrative Agent may assume that Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to Administrative Agent in same day funds, then:
(i) if Borrower failed to make such payment, each Lender shall forthwith on demand repay to Administrative Agent the portion of such assumed payment that was made available to such Lender in same day funds, together with interest thereon in respect of each day from and including the date such amount was made available by Administrative Agent to such Lender to the date such amount is repaid to Administrative Agent in same day funds, at the applicable Federal Funds Rate from time to time in effect; and
(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to Administrative Agent the amount thereof in same day funds, together with interest thereon for the period from the date such amount was made available by Administrative Agent to Borrower to the date such amount is recovered by Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect. If such Lender pays such amount to Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.
A notice of Administrative Agent to any Lender with respect to any amount owing under this subsection (e) shall be conclusive, absent manifest error.

Columbia – Second Amended and Restated Credit Agreement

(f) If any Lender makes available to Administrative Agent funds for any Loan to be made by such Lender as provided in this Article II, and the applicable conditions in Article V are not satisfied or waived in accordance with the terms hereof, Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(g) The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan.
(h) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
2.6FUNDING
(a) Lender Funding and Disbursement. Each Lender shall, by 1:30 PM (Portland time) on the date of each borrowing make available to Administrative Agent at Administrative Agent’s Office, in same day or immediately available funds, such Lender’s Commitment Percentage thereof. After Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article V, Administrative Agent will promptly disburse such funds in same day or immediately available funds to Borrower. Unless otherwise directed by Borrower in writing, Administrative Agent shall disburse the proceeds of each borrowing to Borrower by deposit to any demand deposit account maintained by Borrower with Administrative Agent designated by Borrower in a notice to Administrative Agent.
(b) Lender Failure to Fund. Unless Administrative Agent receives notice from a Lender on or before the date of any borrowing hereunder that such Lender will not make available to Administrative Agent such Lender’s Commitment Percentage thereof, Administrative Agent may assume that such Lender has made such portion available to Administrative Agent on the date of such borrowing in accordance with Section 2.6(a), and Administrative Agent may, in reliance upon such assumption, make available to Borrower (or otherwise disburse) on such date a corresponding amount. If any Lender does not make the amount of its Commitment Percentage of any borrowing available to Administrative Agent on the date of such borrowing, such Lender shall pay to Administrative Agent, on demand, interest which shall accrue on such amount until made available to Administrative Agent at a rate equal to the daily Federal Funds Rate. A certificate of Administrative Agent submitted to any Lender with respect to any amounts owing under this Section shall be presumptive evidence of such amounts. If any Lender’s Commitment Percentage of any borrowing is not in fact made available to Administrative Agent by such Lender within three Business Days after the date of such borrowing, Borrower shall pay to Administrative Agent, on demand, an amount equal to such Commitment Percentage together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is repaid to Administrative Agent, at the rate of interest specified in Section 2.3.
(c) Lenders’ Obligations Several. The obligation of each Lender hereunder is several. The failure of any Lender to make available its Commitment Percentage of any borrowing shall not relieve any other Lender of its obligation hereunder to do so on the date requested, but no Lender shall be

Columbia – Second Amended and Restated Credit Agreement

responsible for the failure of any other Lender to make available the Commitment Percentage to be funded by such other Lender.
2.7PRO RATA TREATMENT
(a) Borrowings. Except as otherwise provided herein, each Loan, except a Swing Loan, shall be made by or shared by each Lender in accordance with its Commitment Percentage.
(b) Sharing of Payments, Etc. Except as otherwise provided herein, each payment of principal, interest or fees shall be made or shared among Lenders ratably. If any Lender obtains any payment (whether voluntary, involuntary, through the exercise of any right of setoff or otherwise) on account of a Loan in excess of its Commitment Percentage of payments on the Loans obtained by all Lenders, such Lender (“Purchasing Lender”) shall forthwith purchase from the other Lenders sufficient participations to cause the Purchasing Lender’s interest in the Loans to be in the same proportionate relationship with all Loans as before such payment was received; provided, however, that if all or any portion of such excess payment is thereafter recovered from the Purchasing Lender, the purchased participation shall be rescinded and each other Lender shall repay to the Purchasing Lender (i) the purchase price to the extent of such recovery together with (ii) an amount equal to such other Lender’s ratable share (according to the proportion of (A) the amount of such other Lender’s required repayment to (B) the total amount so recovered from the Purchasing Lender) of any interest or other amount paid or payable by the Purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Purchasing Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if the Purchasing Lender were the direct creditor of Borrower in the amount of such participation and, provided further, the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 3.10 or (z) any payment obtained by a Lender as consideration for the assignment of, or sale of, a participation in any of its Loans or participations in Swing Loans and Letters of Credit to any assignee or participant.
2.8STATEMENTS AND MANNER OF PAYMENT
(a)From time to time, Administrative Agent may render to Borrower a statement setting forth the balance in the loan account(s) maintained by Administrative Agent for Borrower pursuant to this Agreement, including principal, interest, fees, costs and expenses, and it is Administrative Agent’s present intention to do so once a month. Each such statement shall be subject to subsequent adjustment by Administrative Agent but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrower and conclusively binding upon Borrower as an account stated except to the extent that Administrative Agent receives notice from Borrower of any specific exceptions thereto within sixty days after the date such statement has been mailed by Administrative Agent. Until such time as Administrative Agent shall have rendered to Borrower a written statement as provided above, the balance in the loan account(s) shall be presumptive evidence of the amounts due and owing to Lenders by Borrower

Columbia – Second Amended and Restated Credit Agreement

(b)Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 9.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its Commitment Percentage in respect of the relevant Credit Facility (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swing Loans or of any fee, commission or other amounts payable to the Swing Line Lender shall be made in like manner, but for the account of the Swing Line Lender. Each payment to the Administrative Agent of the Issuing Lender’s fees or L/C Participants’ commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 3.1, 3.4, 3.5, 11.2 or 11.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by the Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 3.7(b)(ii).

2.9AUTHORIZED REPRESENTATIVES
On the Closing Date, and from time to time subsequent thereto at Borrower’s option, Borrower shall deliver to Administrative Agent a notice in substantially the form of Exhibit D attached hereto, which designates by name each of Borrower’s Authorized Representatives or amends or amends and restates all prior such notices and includes the respective specimen signatures of each additional Authorized Representative (each such notice, amendment to a previous notice or amended and restated notice, a “Notice of Authorized Representatives”). Administrative Agent shall be entitled to rely conclusively on the authority of each officer or employee designated as an Authorized Representative in the most current Notice of Authorized Representatives delivered by Borrower to Administrative Agent, to request borrowings, to select interest rate options hereunder, and to give to Administrative Agent such other notices as are specified herein as being made through one of Borrower’s Authorized Representatives, until such time as Borrower has delivered to Administrative Agent, and Administrative Agent has actual receipt of, a new Notice of Authorized Representatives. Administrative Agent shall have no duty or obligation to Borrower to verify the authenticity of any signature appearing on any Notice of Borrowing, Notice of Conversion or Continuation or any other notice from an Authorized

Columbia – Second Amended and Restated Credit Agreement

Representative or to verify the authenticity of any person purporting to be an Authorized Representative giving any telephonic notice permitted hereby.
ARTICLE III.
TAXES, YIELD PROTECTION AND ILLEGALITY
3.1TAXES
(a)For purposes of this Section 3.1, the term “applicable law” includes FATCA.
(b)Any and all payments by or on account of any obligation of Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)The Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.
(e)Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent

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to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this paragraph (e).
(f)As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.1, such Loan Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.
(g)Status of Lenders.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and Administrative Agent, at the time or times reasonably requested by the Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or Administrative Agent as will enable the Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.1(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:
(A)any Lender that is a U.S. Person shall deliver to the Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or Administrative Agent), whichever of the following is applicable:

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(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)executed copies of IRS Form W-8ECI;
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E; or
(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and Administrative Agent at the time or times prescribed by law and at such time or times

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reasonably requested by the Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or Administrative Agent as may be necessary for the Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and Administrative Agent in writing of its legal inability to do so.
(h)If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.1 (including by the payment of additional amounts pursuant to this Section 3.1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i) Survival. Each party’s obligations under this Section 3.1 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
3.2ILLEGALITY
If any Lender determines that any Governmental Rule has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Applicable Lending Office to make, maintain or fund LIBOR Loans, or to determine or charge interest rates based upon LIBOR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take, U.S. Dollar deposits in the London interbank market, in each case after the date hereof, then, on notice thereof by such Lender to Borrower through Administrative Agent, any

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obligation of such Lender to make or continue LIBOR Loans or to convert Base Rate Loans to LIBOR Loans shall be suspended until such Lender notifies Administrative Agent and Borrower that the circumstances giving rise to such determination no longer exist. Promptly upon making any such determination, such Lender shall provide notice thereof to Borrower (with a copy to Administrative Agent), and upon receipt of such notice, Borrower shall, within three (3) Business Days of receipt of written notice from such Lender, prepay or convert all such LIBOR Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Loans. Upon any such prepayment or conversion, Borrower shall also pay interest on the amount so prepaid or converted. Each Lender agrees to designate a different Applicable Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.
3.3INABILITY TO DETERMINE RATES
        Unless and until a Benchmark Rate is implemented in accordance with Section 3.8 below, if Administrative Agent determines in connection with any request for a LIBOR Loan or a conversion to or continuation of a LIBOR Loan that (a) U.S. Dollar deposits are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such LIBOR Loan, (b) adequate and reasonable means do not exist for determining LIBOR for such Loan, or (c) LIBOR does not adequately and fairly reflect the cost to the Lenders of funding such Loan, Administrative Agent will promptly so notify Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain LIBOR Loans shall be suspended until Administrative Agent notifies Borrower and all Lenders that it has revoked such notice. Upon receipt of such notice, Borrower may revoke any pending request for a LIBOR Loan, conversion or continuation of LIBOR Loans or, failing that, will be deemed to have converted such request into a request for a Base Rate Loan in the amount specified therein.
3.4INCREASED COSTS
(a)If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate);
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or LIBOR Loans made by such Lender or any Letter of Credit or participation therein;

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and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, the Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the Issuing Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, the Issuing Lender or other Recipient, the Borrower shall promptly pay to any such Lender the Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.
(b)If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any Lending Office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Revolving A Loan Commitment of such Lender, Revolving B Loan Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swing Loans held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon written request of such Lender or the Issuing Lender the Borrower shall promptly pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered. It is acknowledged that this Agreement is being entered into by the Lenders on the understanding that the Lenders will not be required to maintain capital against their Revolving A Loan Commitment or Revolving B Loan Commitment, as applicable, under current applicable laws, regulations and regulatory guidelines. In the event the Lenders shall be advised by any Governmental Authority or shall otherwise determine on the basis of pronouncements of any Governmental Authority that such understanding is incorrect, it is agreed that the Lenders will be entitled to make claims under this Section (each such claim to be made within a reasonable period of time after the period to which it relates) based upon market requirements prevailing on the date hereof for commitments under comparable credit facilities against which capital is required to be maintained.
(c)A certificate of a Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)Failure or delay on the part of any Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such other

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Recipient’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or such other Recipient, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
(e)All of the obligations of the Loan Parties under this Section 3.4 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
3.5INDEMNITY FOR FUNDING LOSSES
Except as otherwise provided in this Agreement, following receipt by Borrower from any Lender of a certificate of such Lender in accordance with the last paragraph in this Section 3.5, Borrower, on demand, shall compensate such Lender for, and hold such Lender harmless from, any loss, cost or expense incurred by it as a result of:
(a)any continuation, conversion, payment or prepayment of any LIBOR Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or
(b)any failure by Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any LIBOR Loan on the date or in the amount notified by Borrower;
including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such LIBOR Loan or from fees payable to terminate the deposits from which such funds were obtained, as determined by Administrative Agent in its sole discretion. Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by Borrower to the Lenders under this Section 3.5, each Lender shall be deemed to have funded each LIBOR Loan made by it at LIBOR for such Loan by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such LIBOR Loan was in fact so funded.
(c)The amount of any loss, cost or expense compensable by Borrower to any Lender pursuant to this Section 3.5 shall be determined by such Lender, who shall notify Borrower (with a copy to Administrative Agent) in the form of a certificate of such Lender stating that the calculations set forth therein are in accordance with the terms of this Agreement and setting forth in reasonable detail the basis for such calculations, such certificate being conclusive and binding for all purposes absent manifest error. The amount set forth in such certificate shall be payable by Borrower on the thirtieth (30th) day

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following delivery of such certificate to Borrower. In determining such amount, Administrative Agent or such Lender may use any reasonable averaging and attribution methods.
3.6SURVIVAL
All of Borrower’s obligations under this Article III shall survive termination of the Commitments and repayment of all other Obligations.
3.7DEFAULTING LENDERS
(a)If (i) a Lender becomes a Defaulting Lender, or a Lender (a “Non-Consenting Lender”) refuses to consent to an amendment, modification or waiver of this Credit Agreement that, pursuant to Section 11.4, requires consent of 100% of the Lenders or 100% of the Lenders with Obligations directly affected, or a Lender imposes charges, costs and expenses unacceptable to Borrower under Section 3.4 (any such Defaulting Lender, Non-Consenting Lender or other Lender, a “Subject Lender”), (ii) no Default shall have occurred and be continuing, (iii) Borrower has obtained a commitment from another Lender or an Eligible Assignee (as defined in Section 11.7(h)), to purchase at par the Subject Lender’s Loans and assume the Subject Lender’s Commitments and all other obligations of the Subject Lender hereunder, and (iv) any such Lender or Eligible Assignee is approved by Administrative Agent, such approval not to be unreasonably withheld, then Borrower may require the Subject Lender to assign any or all of its Loans and Commitments to such other Lender, Lenders, Eligible Assignee or Eligible Assignees pursuant to the provisions of Section 11.7; provided, that, prior to or concurrently with such replacement, (A) the Subject Lender shall have received payment in full of all principal, interest, fees and other amounts owing to such Subject Lender through such date of replacement in respect of the applicable portion of the Subject Lender’s Commitments to be assigned and a release from its obligations (relating to the assigned portion) under the Loan Documents, (B) the processing fee, if any, required to be paid under Section 11.7 shall have been paid to the Administrative Agent, (C) all of the requirements for such assignment contained in Section 11.7, including the consent of the Administrative Agent and the receipt by the Administrative Agent of an executed Assignment and Assumption and other supporting documents, have been fulfilled, and (D) if such Subject Lender is a Non-Consenting Lender, each assignee shall consent, at the time of such assignment, to each matter in respect of which such Subject Lender was a Non-Consenting Lender and Borrower also requires each other Subject Lender that is a Non-Consenting Lender to assign its Loans and Commitments.
(b)Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(i)Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders”, “Required Revolving A Lenders”, “Required Revolving B Lenders” and Section 11.4.
(ii)Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or

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mandatory, at maturity, pursuant to Article IX or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 11.8 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender or the Swing Line Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the Issuing Lender and the Swing Line Lender with respect to such Defaulting Lender in accordance with Section 3.10; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and (B) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 3.10; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Letters of Credit or Swing Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit or Swing Loans were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit or Swing Loans owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit or Swing Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Loans are held by the Lenders pro rata in accordance with the Revolving Credit Commitments under the applicable Revolving Credit Facility without giving effect to Section 3.7(b)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 3.7(b)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)Certain Fees.
(A)No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be

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required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(B)Each Defaulting Lender shall be entitled to receive Letter of Credit commissions pursuant to Section 2.1C(c) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving A Loan Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 3.10.
(C)With respect to any Commitment Fee or Letter of Credit commission not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to the Issuing Lender and the Swing Line Lender the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Issuing Lender’s and Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee.
(iv)Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitments. Subject to Section 11.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)Cash Collateral, Repayment of Swing Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, repay Swing Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (y) second, Cash Collateralize the Issuing Lender’s Fronting Exposure.
(c)If the Borrower, Administrative Agent, and the Swing Line Lender agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable Revolving Credit Facility (without giving effect to Section 3.7(b)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no

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adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
3.8CHANGED CIRCUMSTANCES
(a)Unless and until a Benchmark Replacement is implemented in accordance with clause (c) below, in connection with any request for a LIBOR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Loan, (ii) Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the LIBOR Rate for such Interest Period with respect to a proposed LIBOR Loan or (iii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period, then Administrative Agent shall promptly give notice thereof to the Borrower. Thereafter, until Administrative Agent notifies the Borrower that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Loans and the right of the Borrower to convert any Loan to or continue any Loan as a LIBOR Loan shall be suspended, and the Borrower shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Loan together with accrued interest thereon (subject to Section 2.3(a)), on the last day of the then current Interest Period applicable to such LIBOR Loan; or (B) convert the then outstanding principal amount of each such LIBOR Loan to a Base Rate Loan as of the last day of such Interest Period.
(b)If, after the date hereof, the introduction of, or any change in, any applicable law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Applicable Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Applicable Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Loan, such Lender shall promptly give notice thereof to Administrative Agent and Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Loans, and the right of the Borrower to convert any Loan to a LIBOR Loan or continue any Loan as a LIBOR Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Loan to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period.

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(c)Effect of Benchmark Transition Event.
(i)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 3.8(c) will occur prior to the applicable Benchmark Transition Start Date.
(ii)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(iii)Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or Lenders pursuant to this Section 3.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.8(c).
(iv)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a LIBOR Loan of, conversion to or continuation of LIBOR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of the Base Rate based upon LIBOR will not be used in any determination of the Base Rate.

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3.9INCREMENTAL INCREASES.
(a)At any time after the Closing Date, upon written notice to Administrative Agent, the Borrower may, from time to time, request one or more increases in the Revolving B Loan Commitments (each, an “Incremental Increase”); provided that (A) the aggregate initial principal amount of such requested Incremental Increase shall not exceed the Incremental Facilities Limit, (B) any such Incremental Increase shall be in a minimum amount of $5,000,000 (or such lesser amount as agreed to by Administrative Agent) or, if less, the remaining amount of the Incremental Facilities Limit, (C) no Lender will be required otherwise obligated to provide any portion of such Incremental Increase and (D) no more than five (5) Incremental Increases shall be permitted to be requested during the term of this Agreement.
(b)Each notice from the Borrower pursuant to this Section 3.9 shall set forth the requested amount and proposed terms of the relevant Incremental Increase. Incremental Increases may be provided by any existing Lender or by any other Persons (each such Lender or other Person, an “Incremental Lender”); provided that Administrative Agent and/or the Swing Line Lender, as applicable, shall have consented (not to be unreasonably withheld or delayed) to such Incremental Lender’s providing such Incremental Increases to the extent any such consent would be required under Section 11.7 for an assignment of Loans or Commitments, as applicable, to such Incremental Lender. At the time of sending such notice, the Borrower (in consultation with Administrative Agent) shall specify the time period within which each proposed Incremental Lender is requested to respond, which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the proposed Incremental Lenders (or such shorter period as agreed to by Administrative Agent). Each proposed Incremental Lender may elect or decline, in its sole discretion, and shall notify Administrative Agent within such time period whether it agrees, to provide an Incremental Increase and, if so, whether by an amount equal to, greater than or less than requested. Any Person not responding within such time period shall be deemed to have declined to provide an Incremental Increase.
(c)Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Incremental Increase (limited in the case of the Incremental Lenders to their own respective allocations thereof). Administrative Agent shall promptly notify the Borrower and the Incremental Lenders of the final allocation of such Incremental Increases and the Increase Effective Date.
(d)The terms of each Incremental Increase (which shall be set forth in the relevant Incremental Amendment) shall be determined by the Borrower and the applicable Incremental Lenders; provided that:
(i)each such Incremental Increase shall have the same terms, including maturity, Applicable Rate and Commitment Fees, as the Revolving B Loan Facility; provided that (x) any upfront fees payable by the Borrower to the Lenders under any Incremental Increases may differ from those payable under the then existing Revolving B Loan Commitments and (y) the Applicable Rate or Commitment Fees or interest rate floor applicable to any Incremental Increase may be higher than the Applicable Rate or Commitment Fees or interest rate floor applicable to the Revolving B Loan Facility if the Applicable Rate or Commitment Fees or interest rate floor applicable to the Revolving B Loan Facility are increased to equal the

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Applicable Rate and Commitment Fees and interest rate floor applicable to such Incremental Increase; and
(ii)the outstanding Revolving B Loans will be reallocated by Administrative Agent on the applicable Increase Effective Date among the Revolving B Lenders (including the Incremental Lenders providing such Incremental Increase) in accordance with their revised Revolving B Loan Commitment Percentages (and the Revolving B Lenders (including the Incremental Lenders providing such Incremental Increase) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 3.5 in connection with such reallocation as if such reallocation were a repayment); and
(iii)each Incremental Increase shall constitute Obligations of the Borrower and will be guaranteed by the Guarantors and secured on a pari passu basis with the other Secured Obligations.
(e)Any Incremental Increase shall become effective as of such Increase Effective Date and shall be subject to the following conditions precedent:
(i)no Default or Event of Default shall exist on such Increase Effective Date immediately prior to or after giving effect to (A) such Incremental Increase or (B) the making of the initial advances pursuant thereto;
(ii)all of the representations and warranties set forth in Article IV shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of such Increase Effective Date, or if such representation speaks as of an earlier date, as of such earlier date;
(iii)Administrative Agent shall have received from the Borrower, a Compliance Certificate demonstrating that the Borrower is in compliance with the financial covenants set forth in Article VIII, both before and after giving effect on a pro forma basis to the incurrence of any such Incremental Increase (and assuming that any such Incremental Increase is fully drawn) and any Permitted Acquisition, refinancing of Indebtedness or other event consummated in connection therewith giving rise to a pro forma basis adjustment;
(iv)the Loan Parties shall have executed an Incremental Amendment in form and substance reasonably acceptable to the Borrower and the applicable Incremental Lenders; and
(v)Administrative Agent shall have received from the Borrower, any customary legal opinions or other documents (including a resolution duly adopted by the board of directors (or equivalent governing body) of each Loan Party authorizing such Incremental Increase), reasonably requested by Administrative Agent in connection with such Incremental Increase.
(f)Each such Incremental Increase shall be effected pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Loan Parties, Administrative Agent and the applicable Incremental Lenders, which Incremental

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Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of Administrative Agent, to effect the provisions of this Section 3.9.
(g)The proceeds of any Incremental Increase may be used by the Borrower and its Subsidiaries for working capital and other general corporate purposes, including the financing of Permitted Acquisitions and other Investments permitted hereunder and any other use not prohibited by this Agreement.
3.10Cash Collateral.
(a)At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of Administrative Agent, the Issuing Lender or the Swing Line Lender (with a copy to Administrative Agent), the Borrower shall either repay, in full, the outstanding principal balance of the Swing Loans or Cash Collateralize the Fronting Exposure of the Issuing Lender and/or the Swing Line Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to Section 3.7 and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.
(b)The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to Administrative Agent, for the benefit of the Issuing Lender, the Swing Line Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations, Swing Loans, to be applied pursuant to subsection (b) below. If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent, the Issuing Lender, the Swing Line Lender as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).
(c)Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, Cash Collateral provided under this Section 3.10 in respect of Swing Loans and Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swing Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(d)Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of the Issuing Lender and/or the Swing Line Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 3.10 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by Administrative Agent, the Issuing Lender and the Swing Line Lender that there exists excess Cash Collateral; provided that, subject to Section 3.7, the Person providing Cash Collateral, the Issuing Lenders and the Swing Line Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and provided further that to the

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extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.
3.11ADMINISTRATIVE AGENT’S CLAWBACK.
(a)Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of Base Rate Loans, not later than 12:00 noon on the date of any proposed borrowing and (ii) otherwise, prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available in accordance with this Agreement and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the daily average Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(b)Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, the Issuing Lender or the Swingline Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the Issuing Lender or the Swingline Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, the Issuing Lender or the Swingline Lender, as the case maybe, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, the Issuing Lender or the Swingline Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(c)Nature of Obligations of Lenders. The obligations of the Lenders under this Agreement to make the Loans, to issue or participate in Letters of Credit and to make payments under this Section, Section 5.11(e), Section 12.3(c) or Section 12.7, as applicable, are several and are not joint or joint and several. The failure of any Lender to make available its Commitment Percentage of any Loan requested

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by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
Borrower makes the following representations and warranties to Administrative Agent and Lenders, subject to the exceptions set forth on the Disclosure Schedule, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the performance and indefeasible payment in full, in cash, of all Obligations:
4.1LEGAL STATUS; SUBSIDIARIES
Borrower and each Subsidiary is duly organized and validly existing in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all Permits and other approvals necessary to own and hold under lease its property and to conduct its business substantially as currently conducted by it, except where the failure to be so organized and existing, have so qualified, or have such power, authority or Permit could not reasonably be expected to have a Material Adverse Effect. Section 4.1 of the Disclosure Schedule identifies all Material Subsidiaries and other Subsidiaries as of the Closing Date.
4.2DUE AUTHORIZATION; NO VIOLATION
The execution, delivery and performance by each Loan Party of the Loan Documents executed or to be executed by it are within such Loan Party’s powers, have been duly authorized by all necessary entity action, and do not (a) contravene such Loan Party’s Organization Documents; (b) contravene any contractual restriction or Governmental Rule binding on or affecting such Loan Party; or (c) result in, or require the creation or imposition of, any Lien on such Loan Party’s property, except Liens for the benefit of Lenders.
4.3CONSENTS OR APPROVAL, REGULATION
No consent, authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by any Loan Party of the Loan Documents to which it is a party. Neither Borrower nor any Subsidiary is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended. Neither Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds

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of any Loans will be used for a purpose which violates, or would be inconsistent with, Regulation U or X of the Board of Governors of the Federal Reserve System.
4.4VALIDITY; ENFORCEABILITY
This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party. The Loan Documents executed by each Loan Party constitute, the legal, valid and binding obligations of such Loan Party enforceable in accordance with their respective terms.
4.5FINANCIAL INFORMATION
The consolidated financial statements of Borrower and each Subsidiary dated as of December 31, 2019 heretofore delivered by Borrower to Administrative Agent (a) present fairly in all material respects the financial condition and results of operations of Borrower and the Subsidiaries, (b) disclose, by footnotes or otherwise, all liabilities of Borrower and the Subsidiaries that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent, and (c) have been prepared in accordance with GAAP consistently applied. Except as disclosed to Administrative Agent pursuant to Section 6.3, since the date of such financial statements there has been no change or changes that have resulted in, or could reasonably be expected to result in, a Material Adverse Effect.
4.6TAXES
Borrower does not have any knowledge of any pending assessments or adjustments of any federal, state, local and foreign income tax payable by it or by any Subsidiary with respect to any year, the payment of which could reasonably be expected to have a Material Adverse Effect.
4.7LITIGATION, LABOR CONTROVERSIES
There is no pending or, to the knowledge of Borrower, threatened litigation, action, proceeding, claims, disputes, investigations or labor controversy affecting Borrower or any Subsidiary, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, neither Borrower nor any Material Subsidiary is a party to, or has any obligations under, any collective bargaining agreement.
4.8TITLE TO PROPERTY, LIENS
Borrower has good, indefeasible and merchantable title to and ownership of its assets, free and clear of all Liens except Permitted Liens (including the existing Liens set forth in Section 4.8 of the Disclosure Schedule), except for such defects as could not reasonably be expected to have a Material Adverse Effect individually or in the aggregate.
4.9ERISA COMPLIANCE
(a) Except as could not reasonably be expected to have a Material Adverse Effect : (i) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Government Rules; (ii) each Plan that is intended to qualify under Section 401(a) of the Code (A)

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has received a favorable determination letter from the IRS, (B) an application for such a letter is currently being processed by the IRS with respect thereto, or (C) utilizes a prototype or volume submitter plan that is the subject of a favorable opinion or advisory letter issued by the IRS to sponsor of such prototype or volume submitter plan, and, to the best of Borrower’s knowledge, nothing has occurred which would prevent, or cause the loss of, such qualification.
(b) There are no pending or, to the best of Borrower’s knowledge, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c) No ERISA Event has occurred, and neither Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that, either individually or in the aggregate, could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
(d) Except as could not reasonably be expected to have a Material Adverse Effect, no Pension Plan has any Unfunded Pension Liability.
(e) Except as could not reasonably be expected to have a Material Adverse Effect, (i) to the extent applicable, each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable requirements of law and has been maintained, where required, in good standing with applicable regulatory authorities; (ii) neither Borrower nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan; and (iii) the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended fiscal year of Borrower or Subsidiary, as applicable, on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by a material amount, and for each Foreign Plan that is not funded, the obligations of such Foreign Plan are properly accrued.
(f) As of the Closing Date, the Borrower is not and will not be using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to the Borrower’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement;
4.10OTHER OBLIGATIONS
Neither Borrower nor any Subsidiary is in default with respect to any of its Contractual Obligations, default of which could reasonably be expected to result in a Material Adverse Effect.
4.11ENVIRONMENTAL MATTERS
Borrower and each Subsidiary is in compliance in all material respects with all Environmental Laws applicable to it, other than such noncompliance as in the aggregate could not reasonably be

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expected to have a Material Adverse Effect. Neither Borrower nor any Subsidiary (a) knows of any basis for any permit, license or other approval required under any Environmental Law to be revoked, canceled, limited, terminated, modified, appealed or otherwise challenged, (b) has or could reasonably be expected to become subject to any Environmental Liabilities and Costs, or (c) has received notice that it is the subject of any federal or state investigation evaluating whether any Remedial Action is needed, except for such notices received that in the aggregate do not refer to Remedial Actions that could reasonably be expected to result in a Material Adverse Effect. There have been no Releases by Borrower or Subsidiary that could reasonably be expected to result in a Material Adverse Effect.
4.12NO DEFAULTS
No facts or circumstances exist which would constitute a breach of any obligation, representation or warranty of Borrower hereunder if this Agreement were in effect immediately prior to Borrower’s execution hereof.
4.13INSURANCE
Borrower and each Subsidiary maintains insurance with financially sound and reputable insurance companies not Affiliates of Borrower in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar business as Borrower or the applicable Subsidiary), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where they operate.
4.14FORCE MAJEURE
Neither Borrower’s nor any Subsidiary’s business or properties is suffering from the effects of any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), other than those the consequences of which in the aggregate could not reasonably be expected to have a Material Adverse Effect.
4.15INTELLECTUAL PROPERTY
Borrower and each Subsidiary owns or licenses or otherwise has the right to use all material licenses, Permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights and general intangibles that are necessary for the operation of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, including all trade names, which infringement or conflict could reasonably be expected to have a Material Adverse Effect. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Borrower or any Subsidiary infringes or conflicts with any rights owned by any other Person, which infringement or conflict could reasonably be expected to have a Material Adverse Effect, and no claim or litigation regarding any of the foregoing is pending or, to Borrower’s knowledge, threatened, the existence of which could reasonably be expected to have a Material Adverse Effect. No patent, invention, device, application, principle or any statute, law, rule,

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regulation, standard or code is pending or, to Borrower’s knowledge, proposed, other than those the consequences of which in the aggregate could not reasonably be expected to have a Material Adverse Effect.
4.16SOLVENCY
Borrower has received consideration that is the reasonably equivalent value of the obligations and liabilities that it has incurred to Lenders. Each Loan Party is not insolvent as defined in any applicable state or federal statute, nor will it be rendered insolvent by the execution and delivery of this Agreement or the other Loan Documents. No Loan Party intends to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature. Each Loan Party has capital reasonably sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.
4.17FISCAL PERIODS
Borrower’s fiscal year ends on December 31.
4.18COMPLIANCE WITH LAW
Borrower and each Subsidiary is in compliance with all Governmental Rules, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
4.19SANCTIONS; ANTI-CORRUPTION
(a) None of Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any director, officer, employee, agent, or affiliate of Borrower or any of its Subsidiaries is an individual or entity (“person”) that is, or is owned 50% or more, individually or in the aggregate, or controlled by persons that are: (i) the target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions.
(b) Borrower, its Subsidiaries and, to the knowledge of Borrower, their respective directors, officers and employees and agents, are in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in all material respects. Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws.
(c) Neither the advance of the Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or the FCPA. Furthermore, none of the Borrowers or their Affiliates (i) is or will become a “blocked person” as described in any Executive Order, the Trading With the Enemy Act or by OFAC or

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(ii) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.
4.20DISCLOSURE
(a)  Borrower has disclosed to Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which Borrower or any of its Subsidiaries is subject, and all other matters known to it, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The reports, financial statements, certificates and other written information (other than projected or pro forma financial information) furnished by or on behalf of Borrower to Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected or pro forma financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material).
(b)  The information included in the Beneficial Ownership Certification most recently provided to Administrative Agent is true and correct in all respects.
4.21Affected Financial Institutions. No Loan Party is an Affected Financial Institution.
ARTICLE V.
CONDITIONS
5.1CONDITIONS OF INITIAL EXTENSION OF CREDIT
The obligation of Lenders to extend any credit contemplated by this Agreement is subject to the fulfillment to Administrative Agent’s satisfaction of all of the following conditions:
(a) Documentation. Administrative Agent shall have received, in form and substance satisfactory to it, each of the following duly executed:
(i) this Agreement, the Notes, the Guaranty signed by each Material Subsidiary, the Collateral Agreement and, if Loans are to be made on the Closing Date, the initial Notice of Borrowing and a disbursement direction letter regarding the proceeds of any Loans to be disbursed on the Closing Date;
(ii) Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to Administrative Agent:

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(A)Officer’s Certificate. A certificate from a Responsible Officer of the Borrower substantially in the form attached as Exhibit J to the effect that (A) all representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); (B) none of the Loan Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents; (C) after giving effect to the Loans to be made on the Closing Date, and the payment of all fees and expenses payable on the Closing Date, no Default or Event of Default has occurred and is continuing; (D) since December 31, 2019, no event has occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect, provided that with respect to clause (a) of the definition of “Material Adverse Effect", the impacts of COVID-19 on the business, operations or financial condition of the Borrower or any of its Subsidiaries that occurred, or were reasonably expected to occur, and were disclosed to Administrative Agent in writing prior to the First Amendment Date will be disregarded; and (E) each of the Loan Parties, as applicable, has satisfied each of the conditions set forth in Section 5.1 and Section 5.2.
(B)Certificate of Secretary of each Loan Party. A certificate of the Secretary or Assistant Secretary of each Loan Party certifying as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Loan Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or governing documents of such Loan Party as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 5.1(a)(iv).
(iv)  Certificates as of a recent date of the good standing of each Loan Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable;
(v) Opinions of counsel to the Loan Parties addressed to Administrative Agent and the Lenders with respect to the Loan Parties, the Loan Documents and such other matters as Administrative Agent shall request; and
(vi) such other documents as Administrative Agent and each Lender may reasonably require.

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(b) Personal Property Collateral.
(i)Subject to the limitations and qualifications in the Security Documents, Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of Administrative Agent, on behalf of the Secured Parties, in the Collateral and Administrative Agent shall have received evidence reasonably satisfactory to Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to Permitted Liens).
(ii)Administrative Agent shall have received (A) original stock certificates or other certificates evidencing the certificated equity interests pledged pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Security Documents together with an undated allonge for each such promissory note duly executed in blank by the holder thereof.
(iii)Administrative Agent shall have received the results of a Lien search (including a search as to judgments, pending litigation, bankruptcy, tax and intellectual property matters), in form and substance reasonably satisfactory thereto, made against the Loan Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Loan Party, indicating among other things that the assets of each such Loan Party are free and clear of any Lien (except for Permitted Liens).
(iv)Administrative Agent shall have received, in each case in form and substance reasonably satisfactory to Administrative Agent, evidence of property, business interruption and liability insurance covering each Loan Party (with appropriate endorsements naming Administrative Agent as lender’s loss payee (and mortgagee, as applicable) on all policies for property hazard insurance and as additional insured on all policies for liability insurance), and if requested by Administrative Agent, copies of such insurance policies.
(c) Financial Condition. There is no event or circumstance that can reasonably be expected to have a Material Adverse Effect, provided that with respect to clause (a) of the definition of “Material Adverse Effect", the impacts of COVID-19 on the business, operations or financial condition of the Borrower or any of its Subsidiaries that occurred, or were reasonably expected to occur, and were disclosed to Administrative Agent in writing prior to the Closing Date will be disregarded.
(d) Fees and Expenses. Borrower shall have paid all fees and invoiced costs and expenses then due pursuant to the terms of this Agreement.
(e) KYC Information.
(i)  Upon the reasonable request of any Lender made at least five Business Days prior to the Closing Date, Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-

Columbia – Second Amended and Restated Credit Agreement

laundering rules and regulations, including the Patriot Act, in each case at least five days prior to the Closing Date.
(ii)  At least five days prior to the Closing Date, if Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification to Administrative Agent.
5.2CONDITIONS OF EACH EXTENSION OF CREDIT
The obligation of each Lender to make any credit available under the Loan Documents (including the Loans made by such Lender on the Closing Date), including the issuance of any Letter of Credit, shall be subject to the further conditions precedent that:
(a) the following statements shall be true on the date such credit is advanced, both before and after giving effect thereto and to the application of the proceeds therefrom, and the acceptance by Borrower of the proceeds of such credit shall constitute a representation and warranty by Borrower that on the date such credit is advanced such statements are true:
(i) the representations and warranties of the Loan Parties contained in the Loan Documents are correct in all material respects on and as of such date as though made on and as of such date or, as to those representations and warranties limited by their terms to a specified date, were correct in all material respects on and as of such date, except that the representations and warranties made under Section 4.5 shall be deemed to refer to the most recent financial statements furnished to Administrative Agent under Section 6.3; and
(ii) no Default or Event of Default is continuing or would result from the credit being advanced (including any Letter of Credit being issued);
(b) advancing such credit on such date does not violate any Governmental Rule and is not enjoined, temporarily, preliminarily or permanently;
(c) Administrative Agent shall have received such additional documents, information and materials as any Lender, through Administrative Agent, may reasonably request;
(d) no event or circumstance exists that could reasonably be expected to have a Material Adverse Effect, provided that with respect to clause (a) of the definition of “Material Adverse Effect", the impacts of COVID-19 on the business, operations or financial condition of the Borrower or any of its Subsidiaries that occurred, or were reasonably expected to occur, and were disclosed to Administrative Agent in writing prior to the First Amendment Date will be disregarded; and
(e) So long as any Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Loan and (ii) the Issuing Lender shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.

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ARTICLE VI.
AFFIRMATIVE COVENANTS
Borrower covenants that until performance and indefeasible payment in full, in cash, of all Obligations, the termination of the Commitments, and the termination or expiration of all Letters of Credit, Borrower shall, and shall (except in the case of covenants in Sections 6.3, 6.8 and 6.17) cause each Subsidiary to:
6.1PAYMENTS
Pay all principal, interest, fees and other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein.
6.2ACCOUNTING RECORDS
Keep, and cause each Subsidiary to keep, accurate books and records of its financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with GAAP.
6.3INFORMATION AND REPORTS
Provide to Administrative Agent all of the following, in form and detail reasonably satisfactory to Administrative Agent and with sufficient copies for distribution to all Lenders:
(i) as soon as available, but in any event within ninety days after the end of each fiscal year of Borrower, a consolidated balance sheet of Borrower and the Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, together with a certification by a Responsible Officer of Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Borrower and the Subsidiaries, which certification shall be in substantially the form of Exhibit E attached hereto and shall include the calculations required to establish compliance by Borrower with the covenants set forth in Article VIII, together with all supporting schedules and information requested by Administrative Agent to support Borrower’s calculation of the Restructuring Expenses;
(ii) as soon as available, but in any event within sixty days after the end of each of the first three fiscal quarters of each fiscal year of Borrower, a consolidated balance sheet of Borrower and the Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations for such fiscal quarter and for the portion of Borrower’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and

Columbia – Second Amended and Restated Credit Agreement

cash flows for the portion of Borrower’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Borrower and the Subsidiaries in accordance with GAAP, subject only to changes resulting from normal year-end audit adjustments and the absence of footnotes, which certification shall be in substantially the form of Exhibit E attached hereto and shall include the calculations required to establish compliance by Borrower with the covenants set forth in Article VIII, together with all supporting schedules and information requested by Administrative Agent to support Borrower’s calculation of the Restructuring Expenses;
(iii) promptly after the sending or filing thereof, either hard or electronic copies or a link to electronic copies of all communications which Borrower sends generally to any class of its security holders (other than a notice consisting solely of the time and place of an annual meeting), and all reports and registration statements that Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange and as to any information contained in materials furnished pursuant to this item (iii), Borrower shall not be separately required to furnish such information under items (i) or (ii) above;
(iv) as soon as available, but in any event within 45 days after the end of each calendar month ending July 31, 2020 through December 31, 2020, a duly completed Covenant Compliance Certificate that, among other things, (i) states that no Default or Event of Default is continuing as of the date of delivery of such Covenant Compliance Certificate or, if a Default or Event of Default is continuing, states the nature thereof and the action that the Borrower proposes to take with respect thereto and (ii) demonstrates compliance with the financial covenant set forth in Section 8.4, as of the last day of the applicable calendar month in form and substance satisfactory to the Administrative Agent in its sole discretion; and
(v) from time to time such other information as Administrative Agent may reasonably request, which may include budgets, forecasts, projections, information and documentation reasonably requested by Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Patriot Act, Beneficial Ownership Regulation, and applicable anti-money laundering laws, and other information respecting the business of Borrower or any Subsidiary. In addition, Administrative Agent and each Lender shall have the right to periodically conduct due diligence on Borrower and its Subsidiaries their senior management and key principals and legal and beneficial owners. Borrower agrees to cooperate in respect of the conduct of such due diligence and further agrees that the reasonable costs and charges for any such due diligence by Administrative Agent shall be for the account of Borrower.
6.4COMPLIANCE WITH LAW
Comply in all material respects, and cause each Subsidiary to comply in all material respects, with all Governmental Rules and Permits, other than such noncompliance the consequences of which in the aggregate could not reasonably be expected to have a Material Adverse Effect.

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6.5INSURANCE
Maintain, and cause each Subsidiary to maintain, insurance with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar business as Borrower or the applicable Subsidiary), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities in which they operate.
6.6FACILITIES
Keep, and cause each Subsidiary to keep, all properties and equipment useful or necessary to its business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that such property and equipment shall be fully and efficiently preserved and maintained, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.7TAXES AND OTHER LIABILITIES
Pay and discharge, and cause each Subsidiary to pay and discharge, when due all its tax liabilities, assessments and governmental charges, except such as Borrower or, as applicable, a Subsidiary, may in good faith contest or as to which a bona fide dispute may arise, and for which Borrower has made provision for adequate reserves in accordance with GAAP in all of the foregoing cases, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.8NOTICE TO ADMINISTRATIVE AGENT
Promptly (but in no event more than ten Business Days after a Responsible Officer has knowledge of the occurrence of each such event or matter) give notice to Administrative Agent in reasonable detail of: (i) the occurrence of any Default; (ii) any termination or cancellation of any insurance policy which Borrower or Subsidiary is required to maintain to preserve as true and correct the representations of Section 4.13 as though remade at such time of evaluation, unless such policy is replaced without any break in coverage with an equivalent or better policy; (iii) any uninsured or partially uninsured loss in excess of $50,000,000 during any twelve month period; (iv) any change in the form or jurisdiction of organization of Borrower; (v) the commencement of any labor controversy, litigation, action or proceeding of the type described in Section 4.7; (vi) any ERISA Event; (vii) the occurrence of any event that could reasonably be expected to have a Material Adverse Effect; (viii) Borrower or any Subsidiary entering into a credit facility under which $50,000,000 (or the equivalent of such amount if denominated in a currency other than U.S. Dollar) or more is advanced or available to be borrowed; (ix) any material change in accounting or financial reporting practices by Borrower or any Subsidiary other than as required by a Governmental Authority or a change in GAAP or otherwise promulgated by FASB; and (x) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.

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6.9CONDUCT OF BUSINESS
Except as otherwise permitted by this Agreement or where the failure could not reasonably be expected to have a Material Adverse Effect, (a) conduct, and cause each Subsidiary to conduct, its business in the ordinary course and (b) use, and cause each Subsidiary to use, its reasonable efforts in the ordinary course and consistent with past practice to preserve its business and the goodwill and business of the customers, advertisers, suppliers and others with whom it has business relations.
6.10PRESERVATION OF CORPORATE EXISTENCE, ETC.
Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses, Permits, governmental approvals, rights, privileges, franchises, intellectual property and general intangibles necessary for the conduct of its business, and its corporate existence and rights (charter and statutory).
6.11INSPECTION RIGHTS
Permit representatives and independent contractors of Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, that excluding any such visits and inspections during the continuation of an Event of Default, only Administrative Agent, on behalf of the Lenders, may exercise rights of Administrative Agent and the Lenders under this Section 6.11 and Administrative Agent shall not exercise such rights more often than two times during any calendar year absent the existence of an Event of Default and only one such time shall be at the Company’s expense; provided, further, that when an Event of Default exists Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice. For purposes of this section, five Business Days’ advance notice shall constitute “reasonable advance notice” to the Company.
6.12PERFORMANCE AND COMPLIANCE WITH CONTRACTUAL OBLIGATIONS
Perform and observe, and cause each Subsidiary to perform and observe, all the terms, covenants and conditions required to be performed and observed by it under its Contractual Obligations, and do all things necessary to preserve and to keep unimpaired its rights under such Contractual Obligations, other than such failures the consequences of which in the aggregate could not reasonably be expected to have a Material Adverse Effect; provided, however, that nothing in this Section 6.12 shall limit or prevent Borrower from contesting any of its Contractual Obligations in good faith and by appropriate and lawful proceedings diligently conducted.

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6.13FISCAL YEAR; ACCOUNTING PRACTICES
Notify Administrative Agent of any change to (i) its fiscal year, which notice shall be in advance of making such change or (ii) its method of accounting, any accounting practice used by it, or the application of GAAP in a manner inconsistent with the financial statements previously delivered by Borrower to Administrative Agent.
6.14ENVIRONMENTAL
(a) Promptly give notice to Administrative Agent upon a Responsible Officer obtaining knowledge of (i) any claim, injury, proceeding, investigation or other action, including a request for information or a notice of potential environmental liability, by or from any Governmental Authority or any third-party claimant that could result in Borrower or any Subsidiary incurring Environmental Liabilities and Costs that could reasonably be expected to have a Material Adverse Effect or (ii) the discovery of any Release at, on, under or from any real property, facility or equipment owned or leased by Borrower or any Subsidiary in excess of reportable or allowable standards or levels under any applicable Environmental Law, or in any manner or amount that could result in Borrower or any Subsidiary incurring Environmental Liabilities and Costs that could reasonably be expected to have a Material Adverse Effect.
(b) Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, Borrower will, and will cause each of its Subsidiaries to, comply with all Environmental Laws, and obtain, maintain in full force and effect and comply with any permits, licenses or approvals required for the facilities or operations of Borrower or any of its Subsidiaries.
(c) Upon discovery of the presence on any property owned or leased by Borrower or any Subsidiary of any Contaminant that reasonably could be expected to result in Environmental Liabilities and Costs that could reasonably be expected to have a Material Adverse Effect, take all Remedial Action required by applicable Environmental Law.
6.15LIENS
Keep its assets free and clear of all Liens, except Permitted Liens.
6.16USE OF PROCEEDS
Use the proceeds of the Loans and other of extensions of credit hereunder (including the issuance of any Letter of Credit) solely for Borrower’s general working capital and other corporate purposes, including the financing of acquisitions and capital expenditures permitted by the terms of this Agreement.
6.17COMPLIANCE WITH ERISA
Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan that is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

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6.18MOST FAVORED LENDER
If at any time Borrower or any Material Subsidiary incurs any Indebtedness permitted under Section 7.2 in an amount equal to or greater than $50,000,000 and the terms of such Indebtedness contain any covenant or event of default that is materially more restrictive than the covenants and defaults contained in this Agreement, then (a) such covenant or event of default shall be deemed incorporated by reference in this Agreement as if set forth fully herein, effective as of the date when such covenant or event of default became effective with respect to such Indebtedness, and (b) upon Administrative Agent’s request, Borrower shall enter into an amendment to this Agreement evidencing the incorporation of such covenant or event of default, provided, however that Borrower shall not be required to pay any fees (other than reasonable fees of counsel to Administrative Agent) with respect to any such amendment.
6.19SUBSIDIARIES; ADDITIONAL GUARANTORS
Promptly notify Administrative Agent after any Person becomes a Material Subsidiary (each a “New Material Subsidiary”) as a result of a Permitted Acquisition, a Fundamental Change Transaction, or a capital contribution, and in such notice set forth the date such Person became a New Material Subsidiary and the full name and jurisdiction of organization of such Person. Notify Administrative Agent within 45 days after the end of a fiscal quarter of Borrower if any Subsidiary becomes a Material Subsidiary as a result of an increase in the ordinary course of business of such Subsidiary’s assets in proportion to the consolidated assets of Borrower. Borrower shall promptly cause such New Material Subsidiary to (A) become a Guarantor by delivering to Administrative Agent a duly executed joinder agreement or such other document as Administrative Agent shall deem appropriate for such purpose, in each case in form and substance satisfactory to Administrative Agent in its reasonable discretion, (B) grant a security interest in all Collateral (subject to the exceptions specified in the Collateral Agreement) owned by such New Material Subsidiary by delivering to Administrative Agent a duly executed joinder agreement in form and substance satisfactory to Administrative Agent in its reasonable discretion, and a supplement to each applicable Security Document or such other document as Administrative Agent shall deem appropriate for such purpose and comply with the terms of each applicable Security Document, provided that no real estate shall be taken as collateral without the consent of each Lender, (C) deliver to Administrative Agent such opinions, documents and certificates as required under Section 5.1, (D) if any equity interests owned by such New Material Subsidiary in its Domestic Subsidiaries is evidenced by a certificate, deliver such certificate, together with a corresponding assignment in blank or other transfer power, (E) deliver to Administrative Agent such updated Schedules to the Security Documents as requested by Administrative Agent with respect to such New Material Subsidiary, and (F) deliver to Administrative Agent such other documents as may be reasonably requested by Administrative Agent, all in form, content and scope reasonably satisfactory to Administrative Agent.

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6.20SANCTIONS; ANTI-CORRUPTION LAWS
Maintain in effect policies and procedures designed to promote compliance by Borrower, its Subsidiaries, and their respective directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws.
6.21BENEFICIAL OWNERSHIP; ANTI-MONEY LAUNDERING
Promptly following any request therefor, provide information and documentation reasonably requested by Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation.
6.22FURTHER ASSURANCES
At Administrative Agent’s request at any time and from time to time, duly execute and deliver, and cause each Subsidiary to execute and deliver, such further agreements, documents and instruments, and do or cause to be done such further acts as may reasonably be necessary or proper to effectuate the provisions or purposes of the Loan Documents, at Borrower’s expense.
ARTICLE VII.
NEGATIVE COVENANTS
Borrower covenants that until performance and indefeasible payment in full, in cash, of all Obligations, the termination of the Commitments, and the termination or expiration of all Letters of Credit, Borrower will not, directly or indirectly:
7.1LIENS
Create or suffer to exist, or permit any Material Subsidiary to create or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, except Permitted Liens.
7.2INDEBTEDNESS
Create or suffer to exist, or permit any Subsidiary to create or suffer to exist, any Indebtedness, except (a) the Obligations; (b) Indebtedness existing on the Closing Date (including any Indebtedness arising under binding commitments entered into prior to the Closing Date), in each case, as set forth in the Disclosure Schedule, and any Permitted Refinancing Indebtedness in respect thereof; (c) Indebtedness of Foreign Subsidiaries (and guaranties by Borrower thereof) in an aggregate amount not to exceed the U.S. Dollar equivalent of $116,000,000 at any time; (d) intercompany Indebtedness of Borrower and the Subsidiaries (which intercompany Indebtedness under this clause (d) shall not be considered an “Investment” for purposes of Section 7.5); (e) Indebtedness incurred in connection with loan programs initiated through the CARES Act (or related supplemental legislation), provided that such Indebtedness shall not exceed an amount to be determined by the Required Lenders, in their sole discretion, within 10 Business Days after Borrower’s written request to Administrative Agent and

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Required Lenders to participate in any such program, and such Indebtedness shall be on terms and conditions satisfactory to the Required Lenders in their sole discretion; and (f) unsecured Indebtedness not described in the foregoing clauses (a) through (e), in an aggregate amount not to exceed $350,000,000 at any time outstanding.
7.3RESTRICTED PAYMENTS, REDEMPTIONS
At a time when a Default is continuing or would arise as a result thereof: (a) declare or make, or permit any Subsidiary to declare or make, any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of any of its Stock or Stock Equivalents, except (i) dividends paid by Borrower Subsidiaries to Borrower and to Subsidiaries that are directly or indirectly wholly owned by Borrower, (ii) dividends in an aggregate amount greater than $75,000,000 on or after the Closing Date and (iii) dividends payable solely in common Stock of the issuer; or (b) purchase, redeem or otherwise acquire for value any of Borrower’s Stock or Stock Equivalents in an aggregate amount greater than $10,000,000 on or after the Closing Date.
7.4FUNDAMENTAL CHANGES; DISPOSITIONS
(a) Merge or consolidate with, or permit any Subsidiary to merge or consolidate with, any Person or acquire all or substantially all of the Stock or Stock Equivalents of any Person (each, a “Fundamental Change Transaction”); provided (i) any Subsidiary may merge with and liquidate into, or have its equity otherwise acquired by, Borrower, (ii) any Subsidiary may merge with and liquidate into, or have its equity otherwise acquired by, a Subsidiary, provided that a Material Subsidiary may only merge with and liquidate into, or have its equity otherwise acquired by, a Domestic Subsidiary; (iii) Borrower or any Subsidiary may merge with any Person as part of a Permitted Acquisition, provided Borrower and (iv) Borrower and any Subsidiary may form one or more new Subsidiaries;
(b) Except as part of a Permitted Acquisition, acquire all or substantially all, or permit any Subsidiary to acquire all or substantially all of (i) the assets of any Person (other than a Subsidiary) or (ii) the assets constituting the business of a division, branch or other unit operation of any Person (other than a Subsidiary); or
(c) Sell, convey, transfer, lease or otherwise dispose of, or permit any Subsidiary to sell, convey, transfer, lease or otherwise dispose of, all or any substantial portion (in Administrative Agent’s judgment) of its assets or any interest therein to any Person, or permit or suffer any other Person to acquire any interest in any of its assets, except (i) Permitted Liens, (ii) as otherwise permitted under item (a) or (b) above, (iii) the sale or disposition of inventory in the ordinary course of business and/or assets which have become obsolete, unneeded or are replaced in the ordinary course of business, or (iv) which could not reasonably be expected to have a Material Adverse Effect.
7.5INVESTMENTS
Except as permitted by Section 7.3 or 7.4, make, incur, assume or suffer to exist, or permit any Subsidiary to make, incur, assume or suffer to exist, directly or indirectly, any loan or advance to any other Person or own, purchase or otherwise acquire Stock, Stock Equivalents, other equity interests,

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obligations or other securities of, or otherwise invest in, any other Person (any such transaction being an “Investment”), except:
(a) Investments existing on the Closing Date and identified in Section 7.5 of the Disclosure Schedule;
(b) incidental advances to employees in the ordinary course of business;
(c) Investments by Borrower or any Subsidiary in any Subsidiary that (except with respect to Borrower’s repatriation of cash) are consistent with Borrower’s prior practices, provided that immediately before and after giving effect thereto no Default is continuing;
(d) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers in settlement of obligations of, or disputes with, such Persons arising in the ordinary course of business;
(e) Permitted Acquisitions;
(f) Investments arising under Hedge Agreements permitted hereunder; and
(g) Investments in accordance with Borrower’s investment policies attached hereto as Exhibit I, as such policies may be modified from time to time, provided a copy of each such modification is promptly delivered to Administrative Agent.
7.6CHANGE IN NATURE OF BUSINESS
Directly or indirectly engage, or permit any Subsidiary to directly or indirectly engage, in any material manner in any business activity other than the type of business activities in which Borrower is currently engaged, or any business reasonably related or incidental thereto or representing a reasonable expansion thereof.
7.7ERISA
Except as could not reasonably be expected to have a Material Adverse Effect, (a) engage in a transaction that would be subject to Section 4069 or 4212(c) of ERISA, or (b) permit any Plan to (i) engage in any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code); or (ii) fail to comply with ERISA or any other applicable Laws.
7.8MARGIN REGULATIONS
Use, or permit any Subsidiary to use, the proceeds of any Loan to purchase or carry any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).
7.9ENVIRONMENTAL
Permit any lessee or any other Person to dispose of any Contaminant by placing it in or on the ground or waters of any property owned or leased by Borrower or Subsidiary, except in material

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compliance with Environmental Law or the terms of any Permit or other than those that in the aggregate could not reasonably be expected to have a Material Adverse Effect.
7.10GUARANTIES
Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate any of its assets as security for, any liabilities or obligations of any other Person, or permit any Subsidiary to do so, except:
(a) any of the foregoing required by this Agreement;
(b) Guaranties by Borrower of the Indebtedness of a Subsidiary incurred in the ordinary course of business (including guarantees by Borrower of premises leases by Columbia Sportswear USA Corporation);
(c) Guaranties in connection with Investments permitted by Section 7.5;
(d) Guaranties of Indebtedness permitted by Section 7.2;
(e) Guaranties existing on the Closing Date that are described in the Disclosure Schedule; and
(f) Guaranties by Subsidiaries of Indebtedness of Borrower or any other Subsidiary.
7.11NO SPECULATIVE TRANSACTIONS
Engage in, or permit any Subsidiary to engage in, any Hedge Agreement, except for hedging purposes with respect to transactions engaged in by Borrower or any Subsidiary in the ordinary course of business and not for speculative purposes.
7.12CANCELLATION OF INDEBTEDNESS OWED TO IT
Cancel, or permit any Subsidiary to cancel, any claim or Indebtedness owed to it, except (a) in the ordinary course of business for legitimate business purposes in the reasonable judgment of Borrower or the Subsidiary or (b) the cancelation of Indebtedness of Borrower or any Subsidiary so long as such Indebtedness is not owed to a Loan Party by a Person that is not a Loan Party.
7.13TRANSACTIONS REGARDING RELATED PARTIES
Enter, or permit any Subsidiary to enter, into any transaction or series of transactions directly or indirectly with or for any Affiliate of Borrower except (i) in the ordinary course of business on a basis no more favorable to such Affiliate than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate and in circumstances where doing so could not reasonably be expected to have a Material Adverse Effect or (iii) as otherwise permitted by Sections 7.2(d), 7.3, 7.4, 7.5, 7.10 and 7.12.

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7.14OTHER RESTRICTIONS
Create or suffer to exist, or permit any Subsidiary to create or suffer to exist, any restriction or limitation on (a) the ability of any Subsidiary to make any dividend or other distribution to Borrower or (b) the ability of Borrower or any Subsidiary to grant a Lien to Administrative Agent or Lenders to secure all or any part of the Obligations, except, with respect to clauses (a) and (b) hereof: (i) restrictions and limitations existing as of the Closing Date and disclosed in the Disclosure Schedule, (ii) restrictions and limitations applicable to a Subsidiary existing at the time such Subsidiary becomes a Subsidiary of Borrower and not incurred in contemplation thereof, as long as no such restriction or limitation is made more restrictive after the date such Subsidiary becomes a Subsidiary of Borrower, (iii) restrictions and limitations imposed by any generally applicable Governmental Rule, and (iv) other restrictions and limitations that in the aggregate could not reasonably be expected to have a Material Adverse Effect.
7.15SANCTIONS; ANTI-CORRUPTION USE OF PROCEEDS
Knowingly, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti-corruption law, or (b) (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as Administrative Agent, arranger, issuing lender, Lender, underwriter, advisor, investor, or otherwise).
ARTICLE VIII.
FINANCIAL COVENANTS
8.1FUNDED DEBT RATIO
Borrower shall maintain a Funded Debt Ratio, calculated on a consolidated basis, of not greater than 3.25 to 1.00, determined as of the last day of each fiscal quarter, for the fiscal quarters ending (a) June 30, 2020 and (b) March 31, 2021 and thereafter.
8.2INTEREST COVERAGE RATIO
Borrower shall maintain an Interest Coverage Ratio, calculated on a consolidated basis, not less than 3.00 to 1.00 as of each fiscal quarter end, determined on a rolling 4-quarter basis, for the fiscal quarters ending (a) June 30, 2020 and (b) March 31, 2021 and thereafter.
8.3ASSET COVERAGE RATIO
        Commencing with the fiscal quarter ending June 30, 2020, Borrower shall maintain an Asset Coverage Ratio, calculated on a consolidated basis, not less than 1.00 to 1.00 as of each fiscal quarter end.

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8.4MINIMUM LIQUIDITY
        Borrower shall maintain Liquidity of not less than $200,000,000 as of each calendar month end from July 31, 2020 through December 31, 2020.
ARTICLE IX.
EVENTS OF DEFAULT
9.1EVENTS OF DEFAULT
The occurrence of any of the following shall constitute an “Event of Default” under this Agreement:
(a) Borrower shall fail (i) to pay any principal of any Loan or Reimbursement Obligation when due (whether at maturity, by reason of acceleration or otherwise) or (ii) to pay any other Obligation (including payment of interest on any Loan or Reimbursement Obligation, or to provide Cash Collateral as required hereunder), within 5 days after the date any such payment or Cash Collateral is due;
(b) any financial statement or certificate furnished to Administrative Agent or any Lender in connection with, or any representation or warranty made by Borrower under any of the Loan Documents, shall prove to be false or misleading in any material respect when furnished or made;
(c) Borrower shall fail to provide any certificate, report or other information which it is required to provide pursuant to Section 6.3 or Section 6.8 on the date specified in Section 6.3 or Section 6.8; provided that unless Borrower has previously failed to provide any required certificate, report or other information by the required date on one prior occasion within the preceding twelve months, such failure shall be considered an Event of Default only if Borrower fails to provide such certificate, report or other information within five Business Days of the earlier of (i) the date a Responsible Officer has knowledge of the failure to so provide such certificate, report or other information, or (ii) the date Administrative Agent, at the request of a Lender, notifies Borrower of such failure;
(d) any default by Borrower in the performance of or compliance with any obligation, agreement or other provision contained in Sections 6.5, 6.10, 6.11, 6.15, 6.16, 6.18, 6.20 or contained in Article VII or Article VIII;
(e) any default by Borrower in the performance of or compliance with any obligation, agreement or other provision contained in any Loan Document (other than those referred to in subsections (a) through (d) above) continues for 30 days after notice thereof has been given to Borrower by Administrative Agent;
(f) any default by Borrower in the payment or performance of any other obligation, or the occurrence and continuation of any defined event of default, under the terms of any contract or instrument (other than any of the Loan Documents) evidencing Indebtedness (other than trade payables incurred in the ordinary course of business) in excess of $50,000,000 to any Person where (i) the event of default consists of the outstanding principal balance not being paid at its scheduled maturity date, or

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(ii) the effect of such default or event of default is to permit or cause the acceleration of such obligation or Indebtedness;
(g) any judgment or order for the payment of money exceeding $50,000,000 (in either circumstance to the extent not covered by independent third-party insurance or indemnified against by an indemnitor that, in Administrative Agent’s reasonable judgment, is financially able to satisfy its indemnification obligation and with respect to which the insurer or indemnitor (as the case may be) has been notified of the claim and does not dispute coverage or its indemnification obligation) shall be rendered against one or more of Borrower and Subsidiaries and either (i) a notice of levy and/or a writ of attachment or execution, or other like process, is served on or against any of the assets of Borrower and/or one or more Subsidiaries with respect to obligations in excess of $50,000,000; or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;
(h) Borrower or Guarantor becomes insolvent, or suffers or consents to or applies for the appointment of a receiver, trustee, custodian or liquidator of itself or any material part of its property, or is generally unable to or generally fails to pay its debts as they become due, or makes a general assignment for the benefit of creditors; Borrower or Guarantor files a voluntary petition in bankruptcy, or seeks to effect a plan or other arrangement for relief from its debts under the Bankruptcy Code or under any state or other federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower or Guarantor and is not dismissed, stayed or vacated within 60 days thereafter or Borrower or Guarantor files an answer admitting the jurisdiction of the court and the material allegations of any such involuntary petition; Borrower or Guarantor is adjudicated a bankrupt, or an order for relief is entered by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors; or Borrower or Guarantor takes any corporate action authorizing, or in furtherance of, any of the foregoing;
(i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $50,000,000, or (ii) Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $50,000,000;
(j) the dissolution or liquidation of Borrower or Guarantor, or Borrower or Guarantor or either of their respective directors or stockholders shall take action seeking to effect such dissolution or liquidation of Borrower or Guarantor;
(k) any Change of Control; or

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(1) (i) any Loan Document shall (except in accordance with its terms or for reasons expressly permitted by this Agreement), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Borrower or Guarantor (whichever is party thereto); (ii) Borrower or Guarantor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability (except for the reasons set forth in the foregoing clause (i)); or (iii) a Guarantor shall seek to repudiate, terminate or otherwise void any of its obligations under any Guaranty.
9.2REMEDIES
(a)Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, Administrative Agent may, or upon the request of the Required Lenders, Administrative Agent shall, by notice to the Borrower, terminate the Commitments and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to Administrative Agent under this Agreement or any of the other Loan Documents (except as provided in Section 9.2(b), including all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Loan Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the credit facilities provided hereunder and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 9.1(h) or (j), the Commitments shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Loan Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding.
(b)Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, demand that the Borrower shall at such time deposit in a Cash Collateral account opened by the Administrative Agent an amount equal to the Minimum Collateral Amount of the aggregate then undrawn and unexpired amount of such Letter of Credit. Amounts held in such Cash Collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Secured Obligations in accordance with Section 9.4. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Secured Obligations shall have been paid in full, the balance, if any, in such Cash Collateral account shall be returned to the Borrower.
(c)General Remedies. Exercise on behalf of the Secured Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Governmental Rule, in order to satisfy all of the Secured Obligations.

Columbia – Second Amended and Restated Credit Agreement

9.3RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC.
(a)The enumeration of the rights and remedies of Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.
(b)Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 9.2 for the benefit of all the Lenders; provided that the foregoing shall not prohibit (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as the Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.8 (subject to the terms of Section 2.7(b)), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to Administrative Agent pursuant to Section 9.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.7(b), any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
9.4CREDITING OF PAYMENTS AND PROCEEDS.
        In the event that the Obligations have been accelerated pursuant to Section 9.2 or Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Secured Obligations and all net proceeds from the enforcement of the Secured Obligations shall, subject to the provisions of Sections 3.7 and 3.10, be applied by Administrative Agent as follows:
First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to Administrative Agent in its capacity as such;

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Second, to payment of that portion of the Secured Obligations constituting fees (other than Commitment Fees payable to the Revolving A Lenders or Revolving B Lenders), indemnities and other amounts (other than principal and interest) payable to the Lenders and the Swing Line Lender under the Loan Documents, including attorneys’ fees, ratably among the Lenders and the Swing Line Lender in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Revolving A Loan Commitment Fees, Revolving B Loan Commitment Fees and interest on the Loans and Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans and Reimbursement Obligations, and Secured Hedge Obligations and Secured Cash Management Obligations then owing and to Cash Collateralize any L/C Obligations then outstanding, ratably among the holders of such obligations in proportion to the respective amounts described in this clause Fourth payable to them; and
Last, the balance, if any, after all of the Secured Obligations have been paid in full, to the Borrower or as otherwise required by Governmental Rule.
Notwithstanding the foregoing, Secured Cash Management Obligations and Secured Hedge Obligations shall be excluded from the application described above if Administrative Agent has not received written notice thereof, together with such supporting documentation as Administrative Agent may request, from the applicable holders thereof following such acceleration or exercise of remedies and at least three (3) Business Days prior to the application of the proceeds thereof. Each holder of Secured Hedge Obligations or Secured Hedge Obligations not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms hereof for itself and its Affiliates as if a “Lender” party hereto.
9.5ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM.
        In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on any Loan Party) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and Administrative Agent under this Agreement) allowed in such judicial proceeding; and

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(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under this Agreement.
9.6CREDIT BIDDING.
(1)Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, exercisable at the direction of the Required Lenders, to credit bid and purchase for the benefit of Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by Administrative Agent (whether by judicial action or otherwise) in accordance with Governmental Rule. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by Administrative Agent to make such credit bid or purchase and, in connection therewith, Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Collateral consisting of equity interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Secured Obligations so assigned by each Secured Party); provided that any actions by Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or such equity interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 11.4.
Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Document or with the written consent of Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any of the Loan Documents, or exercise any right that it might otherwise have under Governmental Rule to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral.
ARTICLE X.
ADMINISTRATIVE AGENT
10.1APPOINTMENT AND AUTHORITY
(a)Each of the Lenders hereby irrevocably appoints Wells Fargo to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes Administrative

Columbia – Second Amended and Restated Credit Agreement

Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of Administrative Agent and the Lenders, and neither the Borrower nor any Subsidiary thereof shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Governmental Rule. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(b)Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including each holder of Secured Hedge Obligations and Secured Cash Management Obligations) hereby irrevocably appoints and authorizes Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by Administrative Agent pursuant to this Article X for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of Administrative Agent), shall be entitled to the benefits of all provisions of Articles X and XI (including Section 11.3, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
10.2RIGHTS AS A LENDER
        The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to the Lenders.
10.3EXCULPATORY PROVISIONS
(a)Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent:

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(i)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;
(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or Governmental Rule, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(iii)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity.
(b)Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.2 and Section 9.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final non-appealable judgment. Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default and indicating that such notice is a “Notice of Default” is given to Administrative Agent by the Borrower or a Lender.
(c)Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.
10.4RELIANCE BY ADMINISTRATIVE AGENT
        Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In

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determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
10.5DELEGATION OF DUTIES
        Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective related parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the related parties of Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities hereunder, as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such subagents.
10.6RESIGNATION OF ADMINISTRATIVE AGENT
(a)Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower and subject to the consent (not to be unreasonably withheld or delayed) of the Borrower (provided no Event of Default has occurred and is continuing at the time of such resignation), to appoint a successor, which shall be a bank or financial institution reasonably experienced in serving as administrative agent on syndicated bank facilities with an office in the United States, or an Affiliate of any such bank or financial institution with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Governmental Rule, by notice in writing to the Borrower and such Person, remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such

Columbia – Second Amended and Restated Credit Agreement

removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or relating to its duties as Administrative Agent that are carried out following its retirement or removal.
(d)Any resignation by, or removal of, Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties, if in its sole discretion it elects to, and Swing Line Lender, (ii) the retiring Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Lender, if in its sole discretion it elects to, shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.
10.7NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS
        Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking

Columbia – Second Amended and Restated Credit Agreement

action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
10.8NO OTHER DUTIES, ETC.
        Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as Administrative Agent or a Lender hereunder.
10.9COLLATERAL AND GUARANTY MATTERS
(a)Each of the Lenders (including in its or any of its Affiliate’s capacities as a holder of Secured Hedge Obligations and Secured Cash Management Obligations) irrevocably authorize Administrative Agent, at its option and in its discretion:
(i)to release any Lien on any Collateral granted to or held by Administrative Agent, for the ratable benefit of the Secured Parties, under any Loan Document (A) upon the termination of the Revolving A Loan Commitment, Revolving B Loan Commitment and payment in full of all Secured Obligations (other than (1) contingent indemnification obligations and (2) Secured Cash Management Obligations or Secured Hedge Obligations as to which arrangements satisfactory to the applicable holders thereof shall have been made) and the expiration or termination of all Letters of Credit, (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition to a Person other than a Loan Party permitted under the Loan Documents, as certified by the Borrower, or (C) if approved, authorized or ratified in writing in accordance with Section 11.2;
(ii)to subordinate any Lien on any Collateral granted to or held by Administrative Agent under any Loan Document to the holder of any Permitted Lien; and
(iii)to release any Guarantor from its obligations under any Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents, as certified by the Borrower.
Upon request by Administrative Agent at any time, the Required Lenders will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 10.9. In each case as specified in this Section 10.9, Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 10.9 as certified by the Borrower.

Columbia – Second Amended and Restated Credit Agreement

(b)Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
10.10SECURED HEDGE OBLIGATIONS AND SECURED CASH MANAGEMENT OBLIGATIONS
        No holder of any Secured Hedge Obligations or Secured Cash Management Obligations that obtains the benefits of Section 9.4 or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Cash Management Obligations and Secured Hedge Obligations unless Administrative Agent has received written notice of such Secured Cash Management Obligations and Secured Hedge Obligations, together with such supporting documentation as Administrative Agent may request, from the applicable holders thereof.
ARTICLE XI.
MISCELLANEOUS
11.1NOTICES
Except as specified otherwise herein, all notices, requests and demands which any party is required or may desire to give to any other party under this Agreement must be in writing. Each notice to be given to Administrative Agent or any Lender shall be addressed to Administrative Agent and each Lender at its address or fax number set forth as the “Address for Notices” for Administrative Agent or such Lender in Schedule I hereto, or to such other address or fax number as Administrative Agent or any Lender may designate for itself by notice to all other parties. Each notice to be given to Borrower shall be addressed to Borrower at the following address or fax number:
To Borrower: Columbia Sportswear Company
14375 NW Science Park Drive
Portland, OR 97229
Attn: Chief Financial Officer
Fax: (503) 985-5858
Email: jswanson@columbia.com

Columbia – Second Amended and Restated Credit Agreement

With a copy to: Columbia Sportswear Company
14375 NW Science Park Drive
Portland, OR 97229
Attn: General Counsel
Fax: (503) 985-5858
Email: pbragdon@columbia.com

or to such other address or fax number as Borrower may designate for itself by notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by mail, upon delivery of registered or certified mail, return receipt requested and postage prepaid; (b) the next Business Day after such notice was delivered to a regularly scheduled overnight delivery carrier, or (c) upon receipt with transmission confirmed of notice given by email, fax, mailgram, telegram, telex, or personal delivery.
11.2COSTS, EXPENSES, ATTORNEYS’ FEES
Borrower shall pay within thirty days of receipt of written demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys’ fees (whether incurred at the trial or appellate level, in an arbitration or administrative proceeding, in bankruptcy (including any adversary proceeding, contested matter or motion) or otherwise), incurred by Administrative Agent and/or any Lender in connection with (a) the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions of hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (b) all reasonable out of pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (c) all out of pocket expenses incurred by the Administrative Agent, any Lender or the Issuing Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the Issuing Lender), in connection with the enforcement, preservation or protection (or attempted enforcement, preservation or protection) of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, or (C) the prosecution or defense of any action in any way related to any of the Loan Documents, including any action for declaratory relief, and including any of the foregoing incurred in connection with any bankruptcy proceeding relating to any Loan Party.
11.3INDEMNIFICATION; DAMAGE WAIVER
(a) Borrower shall indemnify and hold harmless Administrative Agent and each Lender and the Issuing Lender, and their respective directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys’ fees, whether incurred at the trial or appellate level, in an arbitration or administrative proceeding, in bankruptcy (including any adversary proceeding, contested matter or motion) or otherwise) of any kind or nature whatsoever that may at any time be imposed on, incurred by

Columbia – Second Amended and Restated Credit Agreement

or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby, the extensions of credit (including the issuance of any Letter of Credit hereunder) or the consummation of the transactions contemplated thereby, (b) any Loan or Letter of Credit, or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or release of any substance regulated by any Environmental Law on or from any property currently or formerly owned or operated by any Loan Party, or any Environmental Liabilities and Costs related in any way to any Loan Party, or (d) any actual or overtly threatened claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys’ fees, whether incurred at the trial or appellate level, in an arbitration or administrative proceeding, in bankruptcy (including any adversary proceeding, contested matter or motion) or otherwise) (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee; (y) result from a claim brought by Borrower against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any Loan Document, if Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction; or (z) result from a claim not involving an act or omission of Borrower and that is brought by an Indemnitee against another Indemnitee (other than against the arranger or Administrative Agent in their capacities as such); and provided, further, that such indemnity shall not include the fees and costs of a separate lead counsel law firm and a local counsel law firm for any action brought in any state or federal court within the State of Oregon. The agreements in this Section 11.3 shall survive the resignation of Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. All amounts due under this Section 11.3 shall be payable within ten Business Days after demand therefor.
(b) Upon receiving knowledge of any suit, claim or demand asserted by a third party that an Indemnitee believes is covered by this indemnity, the Indemnitee shall give Borrower notice of the matter and an opportunity to defend it, at Borrower’s sole cost and expense, with legal counsel reasonably satisfactory to the Indemnitee. An Indemnitee may also require Borrower to defend the matter. Any failure or delay of an Indemnitee to notify Borrower of any suit, claim or demand shall not relieve Borrower of its obligations of this Section 11.3, but shall reduce such obligations to the extent of any increase in those obligations caused solely by an unreasonable failure or delay in providing such notice.
(c) To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender, the Swingline Lender or any Related Party of any of the foregoing,

Columbia – Second Amended and Restated Credit Agreement

each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time, or if the Total Credit Exposure has been reduced to zero, then based on such Lender’s share of the Total Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to the Issuing Lender or the Swingline Lender solely in its capacity as such, only the Revolving A Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Revolving A Lenders’ Revolving A Loan Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, if the Revolving A Loan Commitment has been reduced to zero as of such time, determined immediately prior to such reduction); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 3.7.
(d) To the fullest extent permitted by law, Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan, or the use of the proceeds thereof. No Indemnitee referred to in paragraph (a) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(d) Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the Obligations hereunder.
11.4WAIVERS, AMENDMENTS
(a) Any term, covenant, agreement or condition of any Loan Document may be amended or waived if such amendment or waiver is in writing and is signed by the Required Lenders (or in the case of any amendment which directly affects only one Class under the Credit Facility, the Required Facility Lenders, and not the Required Lenders) (or by Administrative Agent with the written consent of the Required Lenders or the Required Facility Lenders, as applicable), Borrower and any other party thereto; provided, however, that any amendment, waiver or consent which affects the rights or duties of Administrative Agent or Swing Line Lender must be in writing and be signed also by the affected Administrative Agent or Swing Line Lender and provided further, that no such amendment, waiver or consent shall:
(i) extend or increase the Commitment of a Lender (or reinstate any Commitment terminated pursuant to Section 9.2) without the written consent of such Lender (it being

Columbia – Second Amended and Restated Credit Agreement

understood and agreed that a waiver of any condition precedent in Section 5.2 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments by any Lender);
(ii) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled reduction of the Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced;
(iii) reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clause (A) of the final proviso to this Section 11.4) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such amount; provided, however, that only the consent of the Required Lenders shall be necessary to (A) amend the definition of “Default Rate” or waive any obligation of any Borrower to pay interest at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligation or to reduce any fee payable hereunder;
(iv) change Section 2.7 or Section 9.4 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby;
(v) amend, modify or waive (A) Section 5.2 or any other provision of this Agreement if the effect of such amendment, modification or waiver is to require (x) the Required Revolving A Lenders (pursuant to, in the case of any such amendment to a provision hereof other than Section 5.2, any substantially concurrent request by the Borrower for a borrowing of Revolving A Loans or issuance of Letters of Credit) to make Revolving A Loans, when such Lenders would not otherwise be required to do so, without the written consent of the Required Revolving A Lenders or (y) the Required Revolving B Lenders (pursuant to, in the case of any such amendment to a provision hereof other than Section 5.2, any substantially concurrent request by the Borrower for a borrowing of Revolving B Loans) to make Revolving B Loans, when such Lenders would not otherwise be required to do so, without the written consent of the Required Revolving B Lenders (B) the amount of the Swing Line Commitment, without the written consent of the Required Revolving A Lenders or (C) the amount of the L/C Sublimit, without the written consent of the Required Revolving A Lenders;
(vi) change any provision of this Section 11.4 or the definition of “Required Lenders”, “Required Revolving A Lenders” or “Required Revolving B Lenders” without the written consent of each Lender directly affected thereby;
(vii) impose any greater restriction on the ability of any Lender under any Class to assign any of its rights or obligations hereunder without the written consent of the Required Facility Lenders under such Class;

Columbia – Second Amended and Restated Credit Agreement

(viii) amend any guaranty of the Obligations (or release any guarantor of its obligations thereunder) (other than as authorized in Section 10.9 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Guaranty) without the written consent of each Lender directly affected thereby; or
(ix) release all or substantially all of the Collateral or release any Security Document which would have the effect of releasing all or substantially all of the Collateral (other than as authorized in Section 10.9 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Security Document) without the written consent of each Lender, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each the Issuing Lender in addition to the Lenders required above, affect the rights or duties of the Issuing Lender under this Agreement (including Section 10.9) or any Letter of Credit Documents relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or modify Section 11.23 hereof; (iv) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; (v) each Letter of Credit Document may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; provided that a copy of such amended Letter of Credit Document, cash collateral agreement or other document, as the case may be, shall be promptly delivered to the Administrative Agent upon such amendment or waiver; (vi) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time; (vii) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision; and (viii) the Administrative Agent may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 3.8(c) in accordance with the terms of Section 3.8(c). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Commitment of such Lender may not be increased or extended without the consent of such Lender, and (B) any amendment, waiver, or consent hereunder which requires the consent of all Lenders or each affected Lender that by its terms disproportionately and adversely affects any such Defaulting Lender relative to other affected Lenders shall require the consent of such Defaulting Lender.

Columbia – Second Amended and Restated Credit Agreement

Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Borrower and the Administrative Agent), to (x) amend and restate this Agreement and the other Loan Documents if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents and (y) enter into amendments or modifications to this Agreement (including amendments to this Section 11.4) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 3.9 (including as applicable, (1) to permit the Incremental Increases to share ratably in the benefits of this Agreement and the other Loan Documents, (2) to include an Incremental Increase, as applicable, in any determination of (i) Required Lenders or Required Revolving B Lenders, as applicable or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment or any increase in any Lender’s Commitment Percentage, in each case, without the written consent of such affected Lender.
(b) No failure on the part of Administrative Agent or any Lender to exercise, and no delay in exercising, any right, power, privilege or remedy under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.
(c) This Agreement cannot be changed orally or by the conduct of the parties and may be amended or modified only in writing signed by the party against whom enforcement is sought.
11.5REVERSAL OF PAYMENTS.
To the extent any Loan Party makes a payment or payments to the Administrative Agent for the ratable benefit of any of the Secured Parties or to any Secured Party directly or the Administrative Agent or any Secured Party receives any payment or proceeds of the Collateral or any Secured Party exercises its right of setoff, which payments or proceeds (including any proceeds of such setoff) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent, and each Lender and each Issuing Lender severally agrees to pay to the Administrative Agent upon demand its (or its applicable Affiliate’s) applicable ratable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent plus interest thereon at a per annum rate equal to the Federal Funds Rate from the date of such demand to the date such payment is made to the Administrative Agent.

Columbia – Second Amended and Restated Credit Agreement

11.6INJUNCTIVE RELIEF.
The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
11.7SUCCESSORS AND ASSIGNS; LENDER ASSIGNMENT
(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) below and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b) Any Lender may at any time assign to one or more Eligible Assignees (as defined in subsection (h) below) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), Participations (as defined in subsection (d) below) in Swing Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent shall not be less than $5,000,000 in the case of any assignment of a Commitment unless Administrative Agent and, so long as no Event of Default is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, and (iii) the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by Administrative Agent pursuant to subsection (c) below, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 10.3 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or

Columbia – Second Amended and Restated Credit Agreement

obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a Participation (as defined in subsection (d) below) in such rights and obligations in accordance with subsection (d) below. The assignee shall, on or prior to the date on which the assignment is made, deliver to Borrower and to Administrative Agent the appropriate IRS form as prescribed by Section 3.1 of this Agreement. If an Assignment of all or a portion of a Lender’s rights and obligations under this Agreement would result (under the terms of Section 3.1) in any payment by Borrower of additional sums, notwithstanding Section 3.1 or any other provision set forth in this Agreement, Borrower shall not be obligated to pay such additional sums.
(c) Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, for purposes of determining each Lender’s share of the Loans and the Commitments, and Borrower, Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d) Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person (other than a natural person or Borrower or any of Borrower’s affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Swing Loans) owing to it) (a “Participation”); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrower, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and (iv) the Participant shall have no rights against Borrower or any Subsidiaries or Administrative Agent, and Borrower and Administrative Agent need give notices to and deal only with such Lender and shall have no obligation to any Participant. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant, (ii) reduce the principal, interest, fees or other amounts payable to such Participant, (iii) release any Guarantor from any Guaranty, or (iv) release all or substantially all of the collateral, if any, securing any of the Obligations. Subject to subsection (e) below, Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.4 and 3.5 to the same extent as if it were a Lender (provided it complies in fact with all the obligations of, and requirements imposed on, Lenders thereunder to the same extent as were it a Lender) and had acquired its interest by assignment pursuant to subsection (b) above. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.8 as though it were a Lender, provided such Participant agrees to be subject to Section 2.7(c) as though it were a Lender.

Columbia – Second Amended and Restated Credit Agreement

(e) Notwithstanding any other provision set forth in this Agreement, a Participant shall not be entitled to receive any greater payment under the Agreement than the applicable Lender would have been entitled to receive with respect to the Participation sold to such Participant.
(f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations, to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(g) If the consent of Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 11.7(b)), Borrower shall be deemed to have given its consent five (5) Business Days after the date notice thereof has been given to Borrower by the assigning Lender (through Administrative Agent) unless such consent is expressly refused by Borrower prior to the close of business on such fifth Business Day.
(h) As used herein, the following terms have the following meanings:
“Eligible Assignee” means (a) a Lender; (b) an affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) that is a financial institution approved by (i) Administrative Agent, in the case of any assignment of a Revolving A Loan or a Revolving B Loan (ii) the Swing Line Lender and (iii) unless (A) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivative transaction or (B) an Event of Default is continuing, Borrower (each such approval referred to in clauses (i) through (iii) not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include Borrower or any of Borrower’s affiliates or Subsidiaries.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender.
(i) Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo assigns all of its Commitment and Loans pursuant to subsection (b) above, Wells Fargo may, upon five (5) Business Days’ notice to Borrower terminate the Swing Line. In the event of any such termination of the Swing Line, Borrower shall be entitled to appoint from among the Lenders a successor Swing Line Lender hereunder; provided, however, that no failure by Borrower to appoint any such successor shall affect the termination of the Swing Line. If Wells Fargo terminates the Swing Line, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Base Rate Loans or fund participations in outstanding Swing Loans pursuant to Section 2.2.

Columbia – Second Amended and Restated Credit Agreement

(j) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (i) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lender, the Swing Line Lender and each other Lender hereunder (and interest accrued thereon), and (ii) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Loans in accordance with its Revolving A Loan Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
11.8SETOFF
In addition to any rights and remedies of Lenders provided by law, each Lender shall have the right, with the prior consent of Administrative Agent (which consent will not be unreasonably withheld) but without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, during the continuance of an Event of Default to setoff and apply against any indebtedness, whether matured or unmatured, of Borrower to such Lender any amount owing from such Lender or any affiliate thereof to Borrower at any time during the continuation of an Event of Default. This right of setoff may be exercised by such Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by such Lender prior to the occurrence of an Event of Default. Each Lender agrees promptly to notify Borrower after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.
11.9CUMULATIVE REMEDIES
The rights and remedies under the Loan Documents are cumulative and not exclusive of any rights, powers, privileges and remedies that may otherwise be available to Administrative Agent or any Lender.
11.10ENTIRE AGREEMENT
The Loan Documents constitute the entire agreement among Borrower, Administrative Agent and Lenders with respect to the Loans and supersede all prior negotiations, communications, discussions, correspondence and agreements concerning the subject matter hereof. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations

Columbia – Second Amended and Restated Credit Agreement

(other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired or otherwise satisfied in a manner acceptable to the Issuing Lender) and the Commitments have been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.
11.11CONFIDENTIALITY
Lenders shall hold all non-public information (which has been identified as such by Borrower) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and may make disclosure to any of their examiners, affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee, participant or assignee or as required or requested by any Governmental Authority or pursuant to legal process; provided, however, that (a) unless specifically prohibited by applicable law or court order, each Lender shall notify Borrower of any request by any Governmental Authority (other than any such request in connection with an examination of the financial condition of such Lender by such Governmental Authority) for disclosure of any such non-public information prior to disclosure of such information, (b) prior to any such disclosure pursuant to this Section, each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing (i) to be bound by this Section and (ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section, (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by Borrower or Subsidiary, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) on a confidential basis to (i) any rating agency in connection with rating Borrower or its Subsidiaries or the Revolving Loans or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Revolving Loans; (g) with the consent of Borrower; or (h) to the extent such information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to Administrative Agent, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower who did not acquire such information as a result of a breach of this Section.
11.12TIME
Time is of the essence of each and every provision of this Agreement and each of the other Loan Documents.

Columbia – Second Amended and Restated Credit Agreement

11.13SEVERABILITY OF PROVISIONS
If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.
11.14COUNTERPARTS
This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Delivery of an executed signature page of this Agreement by fax shall be effective as delivery of a manually executed counterpart hereof.
11.15PATRIOT ACT NOTICE
Administrative Agent and each Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Administrative Agent and each Lender to identify Borrower in accordance with the Patriot Act.
11.16GOVERNING LAW
This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon, without regard to the conflict of laws provisions thereof, and any applicable laws of the United States.
11.17SUBMISSION TO JURISDICTION
EACH OF BORROWER, ADMINISTRATIVE AGENT AND LENDERS HEREBY: (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OREGON AND THE FEDERAL COURTS OF THE UNITED STATES FOR THE DISTRICT OF OREGON FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS; (B) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS; (C) IRREVOCABLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (D) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW; PROVIDED, HOWEVER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO PRECLUDE ADMINISTRATIVE AGENT OR ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A SECURITY INTEREST,

Columbia – Second Amended and Restated Credit Agreement

JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ADMINISTRATIVE AGENT OR LENDER.
11.18WAIVER OF JURY TRIAL
EACH OF BORROWER, ADMINISTRATIVE AGENT AND LENDERS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND/OR ANY OTHER OF THE LOAN DOCUMENTS. A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.
11.19SWAP OBLIGATIONS
Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Guaranty in respect of Swap Obligations (subject in all cases to Section 5 of the Guaranty). The obligations of each Qualified ECP Guarantor under this Section 11.19 shall remain in full force and effect until a discharge of the Guaranty. Each Qualified ECP Guarantor intends that this Section 11.19 constitute, and this Section 11.19 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
11.20PAYMENTS SET ASIDE
To the extent that any payment by or on behalf of Borrower is made to Administrative Agent or any Lender, or Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any insolvency proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. This Section 11.20 shall survive termination of the Commitments, the payment of all Obligations hereunder and the resignation or replacement of Administrative Agent.

Columbia – Second Amended and Restated Credit Agreement

11.21NO ADVISORY OR FIDUCIARY RESPONSIBILITY
In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between Borrower and its Subsidiaries and Administrative Agent, any Swing Line Lender or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether Administrative Agent, any Swing Line Lender or any Lender has advised or is advising Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by Administrative Agent, the Swing Line Lenders and the Lenders are arm’s-length commercial transactions between Borrower and its Affiliates, on the one hand, and Administrative Agent, the Swing Line Lenders and the Lenders, on the other hand, (iii) Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) Administrative Agent, the Swing Line Lenders and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Borrower or any of its Affiliates, or any other Person; (ii) none of Administrative Agent, the Swing Line Lenders and the Lenders has any obligation to Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) Administrative Agent, the Swing Line Lenders and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of Borrower and its Affiliates, and none of Administrative Agent, the Swing Line Lenders and the Lenders has any obligation to disclose any of such interests to Borrower or its Affiliates. To the fullest extent permitted by law, Borrower hereby waives and releases any claims that it may have against any of Administrative Agent, the Swing Line Lenders and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
11.22ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF EEA FINANCIAL INSTITUTIONS
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b) the effects of any Bail-in Action on any such liability, including, if applicable:

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(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
11.23LENDER ERISA REPRESENTATION AND COVENANT
(a)  Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)  such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit the Commitments or this Agreement;
(ii)  the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;
(iii)  (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or
(iv)  such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Lender.

Columbia – Second Amended and Restated Credit Agreement

(b)  In addition, unless either (i) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
11.24AMENDMENT AND RESTATEMENT
THIS AGREEMENT AMENDS, EXTENDS AND RESTATES IN ITS ENTIRETY THE PRIOR CREDIT AGREEMENT. THE EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH DOES NOT EXTINGUISH THE INDEBTEDNESS OUTSTANDING IN CONNECTION THEREWITH NOR DOES IT CONSTITUTE A NOVATION WITH RESPECT TO THE INDEBTEDNESS OUTSTANDING IN CONNECTION WITH THE PRIOR CREDIT AGREEMENT. BORROWER HEREBY REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AGREEMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO BORROWER’S OBLIGATIONS UNDER THE PRIOR CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT. BORROWER WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AGREEMENT. NOTHING CONTAINED HEREIN SHALL TERMINATE ANY SECURITY INTERESTS, GUARANTIES, SUBORDINATIONS OR OTHER DOCUMENTS IN FAVOR OF ADMINISTRATIVE AGENT OR LENDERS EXECUTED IN CONNECTION WITH THE PRIOR CREDIT AGREEMENT OR THE INDEBTEDNESS DESCRIBED THEREIN, ALL OF WHICH SHALL REMAIN IN FULL FORCE AND EFFECT UNLESS EXPRESSLY AMENDED HEREBY.
11.25OREGON STATUTORY NOTICE
UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER OR ADMINISTRATIVE AGENT CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.
11.26Acknowledgement Regarding Any Supported QFCs
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with

Columbia – Second Amended and Restated Credit Agreement

respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

Columbia – Second Amended and Restated Credit Agreement